                                              October 31, 1999 Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds



Nuveen Municipal Bond Funds


       [PHOTO APPEARS HERE]


Dependable, tax-free income to help you keep more of what you earn.


Intermediate Duration Municipal Bond Fund
(formerly Nuveen Municipal Bond Fund)

Insured Municipal Bond Fund




Featuring Portfolio Management By Nuveen Investment Advisory Services

                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder
 3  From the Portfolio Managers' Perspective
 7  Nuveen Intermediate Duration Municipal Bond
    Fund Spotlight
 8  Nuveen Insured Municipal Bond
    Fund Spotlight
 9  Portfolio of Investments
27  Statement of Net Assets
28  Statement of Operations
29  Statement of Changes in Net Assets
30  Notes to Financial Statements
35  Financial Highlights
37  Fund Information

DEAR

Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER]

Timothy R. Schwertfeger
Chairman of the Board

"All efforts to safeguard critical systems are right on schedule at Nuveen."

By the time you read this report, we'll have entered a new millennium. Besides trying to decide where it is we wanted to be when the clock struck midnight, this whole event put the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we thought we would have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.


I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium. Briefly, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

     At this writing, all efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We worked closely with our service providers, transfer agent, and custodian to monitor the readiness of their systems, as well as address any remaining internal systems issues. By the time you read this report, we should have faced January 3, 2000, the first business day of the year, and it should have been "business as usual."

     The Securities and Exchange Commission (SEC), which oversees the securities industry, has taken significant steps to help the financial industry make a smooth transition to the Y2K. First, the SEC required all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to operate their systems at and after the turn of the century.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     While we cannot anticipate all possibilities, our systems are in place and ready to handle Y2K. We look forward to helping you achieve your financial goals in the new millennium.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semiannual fiscal period ended October 31, 1999.



                                                       SEMIANNUAL REPORT  page 1

  "Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

     Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the sudden spikes in the April and September 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to preempt this inflation threat, the Federal Reserve has moved to raise the federal funds rate to 5.50%. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

     At the end of October 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 98.64%, compared with the historical average of 89.4% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds -- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last August.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,



/s/Timothy R. Schwertfeger
--------------------------
Timothy R. Schwertfeger
Chairman of the Board
December 15, 1999




SEMIANNUAL REPORT  page 2

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
NUVEEN INSURED MUNICIPAL BOND FUND

From the Portfolio Managers' Perspective

Nuveen Municipal Bond Fund's name was changed to Nuveen Intermediate Duration Municipal Bond Fund effective November 24, 1999. The change was made to reflect the fund's focus on investing in investment-grade quality municipal bonds with intermediate characteristics. The fund's portfolio manager, Tom Spalding, discusses the name change as well as a change to the fund's investment policy, maintaining the portfolio duration within a specified range. Also in this report, Steve Krupa, portfolio manager of Nuveen Insured Municipal Bond Fund, and Tom discuss the markets and their approach to investing in a rising interest rate environment.

Q: During this six-month period, the Federal Reserve Board (the Fed) raised interest rates twice. A third hike followed on November 16, just after the period ended.
Why this tightening bias? (See Terms to Know on page 7.) How did municipal bond performance compare to U.S. Treasuries in this economic environment?

TOM: It is important to keep these increases in perspective. At roughly this same time last year, we were discussing the implications of a falling interest rate environment as the Fed lowered rates to try to ease the economic strain caused by global market volatility.

     Essentially, the increases during this period reflect the Fed's desire to try to alleviate the inflationary pressure bubbling in our thriving U.S. economy, something it hopes to accomplish by tightening the reins once again.

     Municipal market yields generally rose during the period, and municipals began to underperform the U.S. Treasury sector by a fair margin. Two factors contributed to this underperformance. The first is the technical strength of the long-maturity Treasury market as long-term government debt is paid off and the supply of Treasury securities diminishes.

     The second factor is reduced demand for municipal bonds. Non-Treasury fixed-income investments sold off dramatically during the period as corporate bond issuers flooded the market in an effort to avoid Y2K glitches that might arise at year-end. This increase in corporate debt offerings turned away interest from municipal bonds leaving our market with excess supply.

Q: Shareholders of what was formerly known as Nuveen Municipal Bond Fund were recently notified of changes to their fund. Effective November 24, the fund's name was changed to Nuveen Intermediate Duration Municipal Bond Fund.
Tom, can you explain the reason for the change and how this will impact your investment strategy?

TOM: Since the fund's inception in 1976, we have sought to provide shareholders with attractive returns while maintaining the lower volatility associated with intermediate securities. This will not change. Fund duration has usually been between four and seven years, which is well within the three- to 10-year range required by this recent adjustment.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for municipal investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .    A commitment to exhaustive research
 .    An active, value-oriented investment style
 .    The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Insured Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the six-month period ended October 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT  page 3

"We also took advantage of the rise in interest rates to try to maximize the fund's tax efficiency while at the same time investing for potentially higher income."

     If anything, investors may notice more consistency of returns because we will be operating in a slightly tighter duration band. In terms of credit quality, the fund will continue to focus on very high-quality issues, but we may increase exposure to A- and BBB-rated bonds as a means to boost fund yield.


Q: What is duration and how is it measured?

TOM: Duration is a mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; the shorter the duration, the less price variability you can expect in the fund's price per share.

Q: The Lipper General Municipal Debt category, the fund's current comparative peer group, reported a -5.29% six-month total return* and a loss of 4.17% for the one-year period ended October 31, 1999.**

     You've told us earlier the reasons municipals underperformed, how did Nuveen Intermediate Duration Municipal Bond Fund perform in that economic environment?

TOM: For the six-month period ended October 31, 1999, the total return* for Class A shares on net asset value was -4.49%. For the 12-month period, the fund was down 2.98% on net asset value.

     Shareholders in the 31% federal income tax bracket would have had to earn a total return of -3.42% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the six-month period and -0.84% for the one-year period.

     As of October 31, 1999, the fund's SEC 30-day yield was 4.90%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.10% on a taxable investment.

Q: What investment strategies did you employ during the period?

TOM: We focused on higher quality bonds, holding roughly 79% of the portfolio in AAA/U.S. Guaranteed or AA-rated bonds. As spreads between the different quality issues widened, the funds' performance benefited.

     We also focused on hospital and utility bonds, two sectors we feel offer significant opportunity. Financial and operating restructuring continues in the hospital industry and offer us some smart opportunities.


NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

Top Five Sectors

  Utilities                 24%
-------------------------------
  U.S. Guaranteed           17%
-------------------------------
  Healthcare                16%
-------------------------------
  Tax Obligation (Limited)   9%
-------------------------------
  Water and Sewer            8%
-------------------------------

As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.

NUVEEN INSURED MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed           33%
-------------------------------
  Healthcare                15%
-------------------------------
  Tax Obligation (Limited)  10%
-------------------------------
  Tax Obligation (General)   8%
-------------------------------
  Housing (Single Family)    7%
-------------------------------

As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.


SEMIANNUAL REPORT  page 4

     In a move toward deregulation, utilities are also heavily restructuring. Purchases in these sectors included bonds for the Long Island Power Authority, which announced a debt retirement program this fall. We also purchased bonds for Travis County, Texas Hospital, which is part of the Charity Obligated Group. As a result of Charity's upcoming merger with the Sisters of St. Joseph, all outstanding debt will be refunded. We believe both of these issues provided above market yield with the potential for modest price appreciation.


Q Moving to Nuveen Insured Municipal Bond Fund, Steve, how did the fund perform during this fiscal period?

STEVE For the six-month period ended October 31, 1999, Class A shares reported a 4.52% loss on net asset value, and a 3.06% loss for the 12 months ended October 31, 1999.* These returns compare to a loss of 5.49% for the six-month period and a 4.42% loss for the same 12-month period, posted by the Lipper Insured Municipal Debt category.**

  Shareholders in the 31% federal income tax bracket would have had to earn a total return of -3.43% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the six-month period and -0.86% for the one-year period.

  As of October 31, 1999, the fund's SEC 30-day yield was 4.58%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 6.64% on a taxable investment.

Q Despite the underperformance of municipal bonds, the fund performed strong relative to its Lipper peer group. To what do you attribute the fund's performance and what are your key strategies?

STEVE During the period, our focus on more intermediate-term issues provided greater value and helped to mitigate rate risks. Our purchases were concentrated in the 20- to 25-year maturity range because these bonds were priced near levels equivalent to those of 30-year bonds and represented less volatility.

  We also took advantage of the rise in interest rates to try to maximize the fund's tax efficiency while at the same time investing for potentially higher income. As rates rose, prices on some of the fund's holdings fell. When we sold several of the fund's holdings, tax losses were incurred. These tax losses become an asset of the fund, which can then be used to offset gains for up to eight years, enabling us to deliver more tax efficient investment returns. We can then use the proceeds of the sales to invest in insured bonds with higher yields and, therefore, greater income producing potential.

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

    Bond Credit Quality

       [PIE CHART]

AAA/U.S. Guaranteed....  46%
AA.....................  33%
A......................  14%
BBB/NR.................   7%

As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.


                                                       SEMIANNUAL REPORT  page 5

Q What is your outlook for the coming months?

STEVE We anticipate the near-term outlook for municipals will be influenced by Y2K and the supply of municipal bonds in the final quarter of 1999. Supply at year-end could be lower than prior years if issuers postpone coming to the market until the first quarter of 2000.

          Based on cash flows in all markets, it appears Y2K concerns have also caused a lot of individual investors to hold too much cash. When year-end worries die down and investors recognize they have dollars earning little or no interest, that money should find its way back into the markets.

          This could bolster municipal bond returns, which, as we mentioned, have suffered from a recent lack of demand. Once the supply is exhausted, the prices should increase.

          As far as our approach to Y2K is concerned, we intend to hold a roughly 5% cash position in each fund, as recommended by the NASD, but we want to stay as fully invested as possible in an effort to get the maximum benefit of the anticipated liquidity rally in the new year. In general, we think Y2K should be business as usual once we get past the first week of January.


  "As far as our approach to Y2K
 is concerned, we intend to hold
  a roughly 5% cash position in
          each fund, as
          recommended by
          the NASD, but
we want to stay as fully invested
        as possible in an
        effort to get the
        maximum benefit of
the anticipated liquidity rally in
         the new year."

 * Total return is the sum of the fund's income and capital gain distributions plus changes in the net asset value.

** The Lipper peer group return represents the average annualized returns of the funds in the Lipper General Municipal Debt Peer category (for Nuveen Intermediate Duration Municipal Bond Fund) and in the Lipper Insured Municipal Debt category (for Nuveen Insured Municipal Bond Fund). The returns assume reinvestment of dividends and do not reflect any applicable sales charge.


SEMIANNUAL REPORT  page 6

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

Fund Spotlight as of October 31, 1999

Quick Facts
                       A Shares        B Shares         C Shares      R Shares
NAV                      $ 8.92          $ 8.92           $ 8.92        $ 8.93
Fund Symbol               NMBAX           NUMBX              N/A         NUVBX
CUSIP                 67065Q202       67065Q103        67065Q301     67065Q400
Inception Date             6/95            2/97             6/95         11/76

Total Returns (Annualized)+
                            A Shares             B Shares          C Shares    R Shares
                          NAV     Offer     W/O CDSC   W/ CDSC       NAV         NAV
1-Year                  -2.98%   -7.02%      -3.72%    -7.41%      -3.44%      -2.79%
1-Year TER*             -0.84%   -4.97%      -1.93%    -5.62%      -1.55%      -0.57%
5-Year                   6.02%    5.11%       5.28%     5.11%       5.35%       6.27%
5-Year TER*              8.34%    7.42%       7.26%     7.11%       7.38%       8.70%
10-Year                  6.26%    5.81%       5.67%     5.67%       5.53%       6.52%
10-Year TER*             8.79%    8.33%       7.94%     7.94%       7.73%       9.16%

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

*  Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

Tax-Free Yields

                               A Shares      B Shares   C Shares   R Shares
                             NAV    Offer       NAV        NAV        NAV
Distribution Rate           5.04%   4.83%      4.24%      4.44%      5.24%
SEC 30-Day Yield            4.90%   4.70%      4.15%      4.35%      5.10%
Taxable Equivalent Yield    7.10%   6.81%      6.01%      6.30%      7.39%

Monthly Tax-Free Dividends (Class A Shares)*

                              [BAR CHART APPEARS HERE]

11/1998   .0375
12/1998   .0375
 1/1999   .0375
 2/1999   .0375
 3/1999   .0375
 4/1999   .0375
 5/1999   .0375
 6/1999   .0375
 7/1999   .0375
 8/1999   .0375
 9/1999   .0375
10/1999   .0375

* The fund also paid shareholders capital gains and net ordinary income distributions in November of $0.0256 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Statistics

Total Net Assets  $2,734.6 million
Average Effective
Maturity               16.89 years
Weighted Average
Modified Duration             8.15

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A bond issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                       SEMIANNUAL REPORT  page 7

NUVEEN INSURED MUNICIPAL BOND FUND

Fund Spotlight as of October 31, 1999


Terms To Know

The following are a few terms used throughout this report.

Duration   A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Fed Easing   When the Federal Reserve is following an easy money policy, it is essentially increasing the money supply by decreasing the federal funds rate and making money cheaper to borrow. The intention is to help the economy grow.

Fed Tightening   When the Federal Reserve is following tight money policy, it is essentially decreasing the money supply by increasing the fed funds rate and making money more expensive to borrow. The intention is to slow the growth of the economy and curtail inflation.

Federal Fund Rates   The interest rate charged by banks to lend to other banks
needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond   A bond issued by a state, city, or other municipality to
finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield   A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield   The return an investor would have to realize on a
fully taxable investment to equal the stated yield on a tax-exempt investment.


Quick Facts

                                      A Shares    B Shares     C Shares    R Shares
NAV                                     $10.39      $10.39       $10.29      $10.35
--------------------------------------------------------------------------------------------
Fund Symbol                              NMBIX       NMBBX        NMBKX       NITNX
--------------------------------------------------------------------------------------------
CUSIP                                67065Q509   67065Q608    67065Q707   67065Q806
--------------------------------------------------------------------------------------------
Inception Date                            9/94        2/97         9/94       12/86
--------------------------------------------------------------------------------------------


Total Returns (Annualized)+

                                   A Shares             B Shares          C Shares    R Shares
                                 NAV     Offer     W/O CDSC    W/CDSC       NAV         NAV
1-Year                          -3.06%   -7.09%      -3.80%    -7.48%      -3.67%      -2.91%
---------------------------------------------------------------------------------------------
1-Year TER*                     -0.86%   -4.98%      -1.95%    -5.63%      -1.73%      -0.63%
---------------------------------------------------------------------------------------------
5-Year                           6.54%    5.63%       5.73%     5.57%       5.83%       6.73%
---------------------------------------------------------------------------------------------
5-Year TER*                      8.86%    7.93%       7.71%     7.56%       7.86%       9.16%
---------------------------------------------------------------------------------------------
10-Year                          6.77%    6.32%       6.15%     6.15%       5.97%       6.99%
---------------------------------------------------------------------------------------------
10-Year TER*                     9.25%    8.79%       8.36%     8.36%       8.14%       9.58%
---------------------------------------------------------------------------------------------

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

*  Taxable Equivalent Return (Based on a federal income tax rate of 31%.)


Tax-Free Yields

                              A Shares     B Shares   C Shares   R Shares
                             NAV   Offer      NAV        NAV        NAV
Distribution Rate           5.20%   4.98%      4.39%      4.61%      5.39%
---------------------------------------------------------------------------
SEC 30-Day Yield            4.58%   4.38%      3.83%      4.03%      4.78%
---------------------------------------------------------------------------
Taxable Equivalent Yield    6.64%   6.35%      5.55%      5.84%      6.93%


Monthly Tax-Free Dividends (Class A Shares)*

                              [BAR CHART APPEARS HERE]

11/1998   .0445
12/1998   .0445
 1/1999   .0450
 2/1999   .0450
 3/1999   .0450
 4/1999   .0450
 5/1999   .0450
 6/1999   .0450
 7/1999   .0450
 8/1999   .0450
 9/1999   .0450
10/1999   .0450

* The fund also paid shareholders capital gains and net ordinary income distributions in November of $0.0326 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Portfolio Statistics

Total Net Assets            $807 million
----------------------------------------
Average Effective
Maturity                     16.78 years
----------------------------------------
Weighted Average
Modified Duration                   7.71
----------------------------------------

Bond Credit Quality

Insured..........................67%
Insured and U.S.
Guaranteed.......................30%
U.S.
Guaranteed........................3%


As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.


SEMIANNUAL REPORT  page 8

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund
October 31,1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 0.6%

$ 2,255,000    The Board of Trustees of Alabama, Agricultural and Mechanical                 5/08 at 102         AAA     $1,929,671
                 University Revenue Bonds, Series 1998, 5.000%, 11/01/25

  7,000,000    City of Birmingham, Alabama, Water and Sewer Revenue                          1/08 at 101         AA-      5,658,030
                 Warrants, Series 1998-A, 4.750%, 1/01/29

 12,000,000    BMC Special Care Facilities Financing Authority of the City                  11/08 at 101         AAA     10,026,720
                 of Montgomery (Alabama), Revenue  Bonds, Series 1998-B
                 (Baptist Health), 5.000%, 11/15/29
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.4%

 12,375,000    Alaska Housing Finance Corporation, Collateralized Home                      12/03 at 102         AAA     12,038,400
                 Mortgage Bonds, 1990 Series A, 5.850%, 6/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 2.3%

  7,750,000    Arizona Board of Regents, Arizona State University, System                    7/02 at 101          AA      7,827,035
                 Revenue Refunding Bonds, Series 1992-A, 5.750%, 7/01/12

 21,600,000    Salt River Project Agricultural Improvement and Power                         1/02 at 100          AA     20,180,016
                 District, Arizona, Salt River Project Electric System
                 Revenue Bonds, 1992 Series C, 5.500%, 1/01/28

  8,580,000    Salt River Project Agricultural Improvement and Power                         1/00 at 100          AA      8,402,051
                 District, Arizona, Salt River Project Electric System
                 Revenue Bonds, 1973 Series A, 5.000%, 1/01/10

               Salt River Project Agricultural Improvement and Power District, Arizona,
               Electric System Revenue Refunding Bonds, 1993 Series C:
  5,000,000      4.900%, 1/01/08                                                             1/04 at 102          AA      4,923,350
 17,820,000      4.750%, 1/01/17                                                             1/04 at 100          AA     15,408,241

  6,000,000    The Industrial Development Authority of the City of                           9/01 at 102         AAA      6,017,940
                 Scottsdale, Arizona, Hospital Revenue Refunding
                 Bonds (Scottsdale Memorial Hospitals), Series 1996A, 5.625%, 9/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Arkansas - 0.6%

  2,500,000    Baxter County, Arkansas, Hospital Revenue Improvement Bonds,                  9/09 at 100         BBB      2,138,900
                 Series 1999B (Baxter County Regional Hospital), 5.625%, 9/01/28

 10,075,000    Jefferson County, Arkansas, Hospital Refunding Revenue Bonds,                 7/03 at 102           A     10,358,611
                 Series 1993, 6.000%, 7/01/06

  4,000,000    Jefferson County, Arkansas, Pollution Control Revenue                        12/02 at 102        BBB-      3,573,320
                 Refunding Bonds (Entergy Arkansas, Inc. Project), Series
                 1997, 5.600%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               California - 13.2%

 21,220,000    California Health Facilities Financing Authority, Insured                     7/04 at 102         AAA     19,724,839
                 Health Facility Refunding Revenue Bonds (Catholic Healthcare
                 West), 1994 Series A, 5.000%, 7/01/14

               State of California Department of Water Resources, Central Valley Project,
               Water System Revenue Bonds, Series L:
 15,515,000      5.700%, 12/01/16                                                        6/03 at 101 1/2          AA     15,422,065
  9,500,000      5.750%, 12/01/19                                                        6/03 at 101 1/2          AA      9,338,500
 12,250,000      5.500%, 12/01/23                                                        6/03 at 101 1/2          AA     11,496,380

 21,000,000    State of California Department of Water Resources, Central                   12/03 at 101          AA     17,524,710
                 Valley Project, Water System Revenue Bonds, Series M, 4.875%,
                 12/01/27

 12,000,000    State Public Works Board of the State of California, Lease                   11/04 at 102         Aaa     13,566,600
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison-Monterey County (Soledad II)),
                 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

 38,795,000    California Statewide Communities Development Authority,                       7/03 at 102          AA     35,331,770
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/23

                 Portfolio of Investments (Unaudited)
                 Nuveen Intermediate Duration Municipal Bond Fund (continued) October 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               California (continued)

$15,725,000    Central Joint Powers Health Financing Authority, Certificates                 2/03 at 102        Baa1    $14,365,259
                 of Participation, Series 1993 (Community Hospital of Central
                 California), 5.250%, 2/01/13

  9,000,000    East Bay Municipal Utility District (Alameda and Contra Costa                 6/03 at 102         AAA      7,932,960
                 Counties, California), Water System Subordinated Revenue Refunding
                 Bonds, Series 1993A, 5.000%, 6/01/21

               Foothill/Eastern Transportation Corridor Agency (California), Toll Road
               Revenue Bonds, Series 1995A:
 45,000,000      0.000%, 1/01/23                                                            No Opt. Call         Aaa     11,321,100
 15,000,000      6.000%, 1/01/34 (Pre-refunded to 1/01/07)                                   1/07 at 100         Aaa     16,122,600

 17,040,000    Los Angeles Convention and Exhibition Center Authority, Lease                 8/03 at 102         AAA     16,450,416
                 Revenue Bonds, 1993 Refunding Series A, The City of Los Angeles
                 (California), 5.125%, 8/15/13

 17,575,000    Department of Water and Power of the City of Los Angeles,                     4/02 at 102       AA***     18,733,896
                 California, Water Works Revenue Bonds, Issue of 1992, 6.500%, 4/15/32

 16,000,000    The City of Los Angeles (California), Refunding Series 1993-B,                6/03 at 102         AAA     15,556,640
                 5.700%, 6/01/23

 20,670,000    The City of Los Angeles (California), Wastewater System Revenue              11/03 at 102         AAA     18,755,545
                 Bonds, Series 1993-D, 5.200%, 11/01/21

 15,750,000    Los Angeles County Metropolitan Transportation Authority,                     7/03 at 102         AA-     15,726,218
                 Proposition A Sales Tax Revenue Refunding Bonds, Series 1993-A,
                 5.500%, 7/01/13

               Los Angeles County Metropolitan Transit Authority, Proposition C Sales Tax
               Revenue Second Senior Bonds, Series 1993-B:
 20,935,000      4.750%, 7/01/18                                                             7/03 at 102         AAA     18,007,659
  8,000,000      5.250%, 7/01/23                                                             7/03 at 102         AAA      7,250,720

 10,500,000    Los Angeles County Sanitation Districts Financing Authority,                 10/03 at 102          AA     10,388,070
                 Capital Projects Revenue Bonds, 1993 Series A (Senior Ad Valorem
                 Obligation Bonds), 5.375%, 10/01/13

 31,360,000    Los Angeles County Transportation Commission (California),                    7/02 at 102         Aaa     33,991,104
                 Proposition C Sales Tax Revenue Second Senior Bonds, Series 1992-A,
                 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

  5,000,000    The Metropolitan Water District of Southern California, Water                 7/02 at 102          AA      4,810,750
                 Revenue Bonds, Issue of 1992, 5.500%, 7/01/19

 18,300,000    Sacramento County Sanitation Districts Financing Authority,                  12/03 at 102          AA     15,211,509
                 1993 Revenue Bonds, 4.750%, 12/01/23

  4,000,000    County of San Diego, California, Certificates of Participation,               9/09 at 101        Baa3      3,922,200
                 The Burnham Institute, 6.250%, 9/01/29

  8,050,000    The Regents of the University of California, Refunding Revenue                9/02 at 102         AAA      8,780,135
                 Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                 (Pre-refunded to 9/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 1.2%

 17,295,000    Colorado Housing and Finance Authority, Single-Family Housing                11/01 at 102         AAA     17,862,449
                 Revenue Refunding Bonds, 1991 Series A, 7.250%, 11/01/31

  8,500,000    City of Colorado Springs, Colorado, Utilities System                         11/08 at 100          AA      6,993,885
                 Subordinate Lien Improvement Revenue Bonds, Series 1998A,
                 4.750%, 11/15/26

  6,595,000    City and County of Denver, Colorado, Airport System Revenue                  11/01 at 100         AAA      6,596,055
                 Bonds, Series 1996D, 5.875%, 11/15/16

 10,000,000    E-470 Public Highway Authority (Colorado), Senior Revenue                    No Opt. Call         AAA      2,613,400
                 Bonds, Series 1997B, 0.000%, 9/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.9%

  3,830,000    District of Columbia, Revenue Bonds (The Catholic University of              10/09 at 101         AAA      3,568,564
                 America Issue), Series 1999, 5.625%, 10/01/29

 25,050,000    Washington Convention Center Authority (Washington, D.C.),                   10/08 at 100         AAA     20,008,437
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998, 4.750%, 10/01/28

-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 2.3%

  7,500,000    State of Florida, Full Faith and Credit, State Board of                       6/10 at 101         AA+      7,232,625
                 Education Public Education Capital Outlay Refunding Bonds, 1999
                 Series D, 5.750%, 6/01/22 (DD, settling on 3/15/00)

 31,000,000    Hillsborough County Industrial Development Authority, Pollution               5/02 at 103          AA     33,951,510
                 Control Revenue Refunding Bonds (Tampa Electric Company Project),
                 Series 1992, 8.000%, 5/01/22



  Principal                                                                               Optional Call                      Market
     Amount    Description                                                                  Provisions*    Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)
$25,000,000    Orlando, Florida, Utilities Commission, Water and Electric                    4/00 at 100         Aa2    $21,773,750
                 Subordinated Revenue Bonds, Series 1989D, 5.000%, 10/01/23

  1,230,000    The Elderly Housing Corporation of Sarasota, Inc. (Elderly                    1/00 at 103         N/R      1,270,750
                 Housing Project for the Sarasota Housing Authority), First
                 Mortgage Revenue Bonds, Series 1978, 7.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
               Guam - 0.1%

  3,000,000    Guam Power Authority, Revenue Bonds, 1999 Series A, 5.250%,                  10/09 at 101         BBB      2,547,900
                 10/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Hawaii - 0.3%

  8,000,000    Department of Budget and Finance of the State of Hawaii,                      7/01 at 102         AAA      8,586,400
                 Special Purpose Revenue Bonds, Kapiolani Health Care System
                 Obligated Group (Pali Momi Medical Center Project), Series 1991,
                 7.650%, 7/01/19 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 18.7%

  7,880,000    City of Chicago, General Obligation Bonds, Series 1993,                       1/04 at 102         AAA      7,153,779
                 5.250%, 1/01/18

 21,265,000    Chicago Metropolitan Housing Development Corporation, Housing                 7/02 at 102          AA     22,306,985
                 Development Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loans-Section 8 Assisted Projects), Series 1992B, 6.900%, 7/01/22

  7,965,000    City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding                      1/03 at 101         AAA      7,082,797
                 Series 1993, 5.000%, 1/01/16

 21,710,000    City of Chicago, Chicago O'Hare International Airport, General                1/04 at 102         AAA     18,902,246
                 Airport Second Lien Revenue Refunding Bonds, 1993 Series C, 5.000%, 1/01/18

 61,150,000    City of Chicago, Chicago O'Hare International Airport, General                1/04 at 102          A+     54,203,972
                 Airport Revenue Refunding Bonds, 1993 Series A, 5.000%, 1/01/16

 22,335,000    City of Chicago, Water Revenue Bonds, Series 1995, 5.000%, 11/01/15          11/06 at 102         AAA     19,962,353

 25,380,000    The County of Cook, Illinois, General Obligation Bonds, Series               11/03 at 100         AAA     21,445,085
                 1993A, 5.000%, 11/15/23

 17,300,000    DuPage Water Commission (DuPage, Cook and Will Counties,                      3/02 at 100         AAA     17,673,680
                 Illinois), General Obligation Water Refunding Bonds,
                 Series 1992, 5.750%, 3/01/11

 11,350,000    DuPage Water Commission (DuPage, Cook and Will Counties,                      5/03 at 102         Aa1     10,716,670
                 Illinois), Water Refunding Revenue Bonds, Series 1993, 5.250%, 5/01/14

  8,500,000    Illinois Development Finance Authority, Revenue and Refunding                 2/00 at 102     Baa2***      8,763,840
                 Bonds, Series 1990A (Columbus-Cuneo-Cabrini Medical Center),
                 8.500%, 2/01/15 (Pre-refunded to 2/01/00)

 17,075,000    Illinois Educational Facilities Authority, Revenue Refunding                  7/03 at 102         Aa1     16,617,390
                 Bonds, The University of Chicago, Series 1993B, 5.600%, 7/01/24

 55,100,000    Illinois Health Facilities Authority, Revenue Bonds, Series                   8/04 at 102          AA     53,877,882
                 1994A (Northwestern Memorial Hospital), 6.000%, 8/15/24

  6,115,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,               10/03 at 102          A-      5,440,026
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

 10,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series                  10/02 at 102         AAA     10,019,900
                 1992 (Highland Park Hospital), 6.200%, 10/01/22

 34,120,000    Illinois Health Facilities Authority, Revenue Bonds, Series                  11/03 at 102         AAA     31,031,458
                 1993 (Rush-Presbyterian-St. Luke's Medical Center Obligated
                 Group), 5.500%, 11/15/25

  7,275,000    Illinois Health Facilities Authority, Revenue Bonds, Series                   3/04 at 102         AAA      7,713,901
                 1994 (Southern Illinois Hospital Services), 5.850%, 3/01/14
                 (Pre-refunded to 3/01/04)

  3,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series                  11/08 at 101         AAA      2,516,760
                 1998A (Rush-Presbyterian-St. Luke's Medical Center Obligated
                 Group), 5.000%, 11/15/24

 15,000,000    Illinois Health Facilities Authority, FHA-Insured Mortgage                    2/06 at 102         AAA     14,762,850
                 Revenue Bonds, Series 1996 (Sinai Health System), 6.000%, 2/15/24

  9,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series                  11/99 at 101           A      8,675,460
                 1999 (OSF Healthcare System), 6.250%, 11/15/29

 15,100,000    State of Illinois, General Obligation Bonds, Series of March                 10/02 at 102          AA     15,985,766
                 1992 (Full Faith and Credit), 6.200%, 10/01/04

               State of Illinois, General Obligation Bonds, Series of August
                 1992 (Full Faith and Credit):
  4,750,000      5.875%, 6/01/10                                                             6/02 at 102          AA     15,211,675
  5,000,000      5.875%, 6/01/11                                                             6/02 at 102          AA      5,077,900

            Portfolio of Investments (Unaudited)
            Nuveen Intermediate Duration Municipal Bond Fund (continued) October 31, 1999



 Principal                                                                                 Optional Call                     Market
    Amount     Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

$10,000,000    State of Illinois, General Obligation Bonds, Series of April                  4/03 at 102          AA    $ 9,705,600
                1993 (Full Faith and Credit), 5.700%, 4/01/18

 14,200,000    State of Illinois, Build Illinois Bonds (Sales Tax Revenue                    6/03 at 102         AAA     12,991,722
                Bonds), Series S, 5.250%, 6/15/18

 15,315,000    State of Illinois, Build Illinois Bonds (Sales Tax Revenue                    6/01 at 100         AAA     15,331,234
                Bonds), Series O, 6.000%, 6/15/18

               The Illinois State Toll Highway Authority, Toll Highway Priority
               Revenue Bonds, 1992 Series A:
 20,000,000      6.450%, 1/01/13 (Pre-refunded to 1/01/03)                                   1/03 at 102      AA-***     21,452,800
  8,805,000      6.200%, 1/01/16 (Pre-refunded to 1/01/03)                                   1/03 at 102         AAA      9,391,149

               Metropolitan Pier and Exposition Authority (Illinois), McCormick Place
               Expansion Project Bonds, Series 1992A:
 18,955,000      0.000%, 6/15/17                                                            No Opt. Call         AAA      6,460,812
 43,180,000      6.500%, 6/15/27 (Pre-refunded to 6/15/03)                                   6/03 at 102         Aaa     46,719,896

  9,900,000    Metropolitan Pier and Exposition Authority (Illinois), McCormick             No Opt. Call         AAA      1,571,328
                Place Expansion Project Bonds, Series 1994B, 0.000%, 6/15/29

 15,950,000    Metropolitan Pier and Exposition Authority (Illinois), McCormick             No Opt. Call         AAA      4,068,845
                Place Expansion Project Refunding Bonds, Series 1996A, 0.000%, 12/15/21

  5,000,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake,                  6/03 at 102         AAA      5,292,250
                McHenry and Will Counties, Illinois, General Obligation Refunding
                Bonds, Series 1993C, 5.800%, 6/01/13 (Pre-refunded to 6/01/03)

 11,215,000    Forest Preserve District of Will County, Illinois, General                   No Opt. Call         AAA      3,470,594
                Obligation Bonds, Series 1999B, 0.000%, 12/01/18

  1,615,000    The Elderly Housing Corporation of Zion, Illinois, Housing                    3/00 at 101           A      1,640,372
                Development Revenue Bonds (Dell-Zion Associates - Section 8
                Assisted Project), Series 1978, 7.750%, 3/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.8%

 10,835,000    Duneland School Building Corporation, First Mortgage Bonds,                   8/07 at 101         AAA     11,271,434
                Series 1997, 5.450%, 8/01/15 (Pre-refunded to 8/01/07)

 11,590,000    Indiana Health Facilities Financing Authority, Hospital Revenue               9/02 at 102         AAA     11,833,158
                Refunding Bonds, Series 1992A (Methodist Hospital of Indiana, Inc.),
                5.750%, 9/01/11

 49,600,000    Indiana Health Facilities Financing Authority, Hospital Revenue              11/05 at 100      Aa2***     51,899,952
                Bonds (Daughters of Charity), Series 1993, 5.750%, 11/15/22
                (Pre-refunded to 11/15/05)

 10,100,000    Indiana State Office Building Commission, Correctional                       12/01 at 102      Aa3***     10,716,504
                Facilities Program Revenue Bonds, Series 1991, 6.375%,
                7/01/16 (Pre-refunded to 12/01/01)

  2,750,000    The Indianapolis Local Public Improvement Bond Bank, Series                   2/03 at 102          AA      2,905,843
                1992D Bonds, 6.750%, 2/01/20

 12,500,000    The Indianapolis Local Public Improvement Bond Bank, Series                   1/03 at 102         AAA     12,906,125
                1993A Bonds, 6.000%, 1/10/18

  2,300,000    Southwind Housing, Inc, 7.125%, 11/15/21                                     No Opt. Call      N/R***      2,477,008
------------------------------------------------------------------------------------------------------------------------------------
               Iowa - 0.2%

  3,815,000    City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy              7/02 at 100          AAA      4,092,923
                Hospital Project), Series 1992, 6.625%, 7/01/14 (Pre-refunded to 7/01/02)

  2,575,000    Iowa Housing Finance Authority, Single Family Mortgage Bonds,                 2/00 at 100         Aaa      2,579,970
                1977 Series A, 5.875%, 8/01/08
------------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 3.2%

 34,500,000    County of Carroll, Kentucky, Collateralized Pollution Control                 9/02 at 102         Aa2     37,388,685
                Revenue Bonds (Kentucky Utilities Company Project), 1992 Series A,
                7.450%, 9/15/16

  1,105,000    Kentucky Housing Corporation, Housing Revenue Bonds                           7/01 at 102         AAA      1,134,150
                (FHA-Insured/VA Guaranteed), 1991 Series A, 7.250%, 1/01/17

               Kentucky Housing Corporation, Housing Revenue Bonds (Federally
               Insured or Guaranteed Mortgage Loans) 1993 Series B:
 17,600,000      5.300%, 7/01/10                                                             1/04 at 102         AAA     17,401,120
 14,400,000      5.400%, 7/01/14                                                             1/04 at 102         AAA     13,987,008

 16,980,000    The Turnpike Authority of Kentucky, Resource Recovery Road                    1/00 at 100           A+    16,484,693
                Revenue Refunding Bonds, 1987 Series A, 5.000%, 7/01/08



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.8%

               Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A:
$13,650,000     5.650%, 11/15/20                                                             2/04 at 102          AA    $13,004,492
 10,000,000     5.700%, 11/15/26                                                             2/04 at 102          AA      9,485,700
------------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.1%

  2,500,000    Community Development Administration, Maryland Department of                  1/07 at 102         Aa2      2,469,700
                Housing and Community Development Housing Revenue Bonds,
                Series 1996A, 5.875%, 7/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 2.9%

  5,000,000    Massachusetts Bay Transportation Authority, Certificates of                   8/00 at 102         AAA      5,236,600
                Participation, 1990 Series A, 7.650%, 8/01/15
                (Pre-refunded to 8/01/00)

 10,000,000    Massachusetts Turnpike Authority, Metropolitan Highway System                 1/07 at 102         AAA      8,334,800
                Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

               Massachusetts Water Resources Authority, General Revenue Bonds,
               1990 Series A:
  6,500,000     7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                    4/00 at 102         AAA      6,726,590
  9,605,000     6.000%, 4/01/20 (Pre-refunded to 4/01/00)                                    4/00 at 100         AAA      9,691,925

               Massachusetts Water Resources Authority, General Revenue Refunding Bonds,
               1993 Series B:
 14,890,000     5.250%, 3/01/13                                                              3/03 at 102          A+     14,181,832
 10,795,000     5.000%, 3/01/22                                                              3/03 at 100          A+      9,233,071

               Massachusetts Water Resources Authority, General Revenue Bonds,
               1993 Series C:
 12,705,000     5.250%, 12/01/20 (Pre-refunded to 12/01/04)                                 12/04 at 102         Aaa     13,238,610
 13,345,000     5.250%, 12/01/20                                                            12/04 at 102          A+     11,928,428
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 6.3%

 15,000,000    School District of the City of Detroit, Wayne County, Michigan,               5/06 at 102         AAA     15,876,150
                School Building and Site Improvement Bonds (Unlimited Tax General
                Obligation Bonds), Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06)

 10,000,000    School District of the City of Detroit, Wayne County, Michigan,               5/09 at 101         AAA      8,134,200
                School Building and Site Improvement Bonds (Unlimited Tax General
                Obligation Bonds), Series 1998A, 4.750%, 5/01/28

  3,370,000    Michigan Higher Education Facilities Authority, Limited                       5/08 at 100          AA      2,959,366
                Obligation Revenue and Revenue Refunding Bonds, Series 1998C
                (Aquinas College Project), 5.125%, 5/01/16

               State Building Authority, State of Michigan, 1998 Revenue Bonds Series I
               (Facilities Program):
 14,080,000     4.750%, 10/15/17                                                            10/09 at 100          AA     12,002,074
  8,650,000     4.750%, 10/15/21                                                            10/09 at 100          AA      7,187,718

               Michigan State Hospital Finance Authority, Hospital Revenue and Refunding
               Bonds (The Detroit Medical Center Obligated Group), Series 1993B:
 19,585,000     5.750%, 8/15/13                                                              8/04 at 102         BBB     17,550,902
 69,575,000     5.500%, 8/15/23                                                              8/04 at 102         BBB     57,349,977

  3,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  10/05 at 100         AAA      3,408,960
                Refunding Bonds (Genesys Health System Obligated Group),
                Series 1995A, 7.500%, 10/01/27 (Pre-refunded to 10/01/05)

 12,080,000    Michigan State Housing Development Authority, Rental Housing                  4/04 at 102         AAA     12,111,529
                 Revenue Bonds, 1994 Series B, 5.700%, 4/01/12

 15,600,000    State of Michigan, State Trunk Line Fund Bonds, Series 1992A,                10/02 at 100         AA-     15,672,228
                5.500%, 10/01/21

 16,805,000    Hospital Finance Authority of the City of St. Joseph, Revenue                 1/04 at 102         AAA     15,291,710
                Refunding Bonds (Mercy Memorial Medical Center Obligated Group),
                Series 1993, 5.250%, 1/01/16

  5,500,000    Southgate Community School District County of Wayne, State of                 5/09 at 100         AAA      4,731,870
                Michigan, 1999 School Building and Site Bonds (General
                Obligation - Unlimited Tax), 5.000%, 5/01/25
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 0.4%

  1,150,000    Minnesota Housing Finance Agency, Housing Development Bonds,                  2/00 at 101          AA      1,165,502
                1977 Series A, 6.250%, 2/01/20

  8,295,000    Minnesota Housing Finance Agency, Rental Housing Bonds, 1995                  2/05 at 102         AAA      8,421,582
                Series D, 5.800%, 8/01/11
------------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.2%

  7,500,000    Mississippi Business Finance Corporation, Pollution Control                  10/03 at 102        BBB-      6,632,700
                Revenue Refunding Bonds (System Energy Resources, Inc. Project),
                Series 1998, 5.875%, 4/01/22

              Portfolio of Investments (Unaudited)
              Nuveen Intermediate Duration Municipal Bond Fund (continued) October 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.3%

$ 3,650,000    The Industrial Development Authority of the City of Kansas                   11/08 at 102         N/R    $ 3,221,928
                 City, Missouri, Retirement Facility Refunding and Improvement
                 Revenue Bonds, Series 1998A (Kingswood Project), 5.800%, 11/15/17

  6,195,000    Missouri Housing Development Commission, Housing Development                  3/00 at 101         AA+      6,282,659
                 Bonds, Series B 1979 (Federally Insured Mortgage Bonds), 7.000%, 9/15/22
------------------------------------------------------------------------------------------------------------------------------------
               Montana - 0.2%

  5,825,000    Montana Health Facility Authority, Health Care Revenue Bonds,                 6/06 at 102        BBB-      5,601,087
                 Series 1996 (Community Medical Center, Inc.), 6.375%, 6/01/18
------------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 0.9%

 23,515,000    Consumers Public Power District, Nebraska, Nuclear Facility                   1/00 at 100          A+     23,521,819
                 Revenue Bonds, 1968 Series, 5.100%, 1/01/03
------------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.4%

  1,990,000    City of Henderson, Nevada, Local Improvement District No. T-4                 5/09 at 103         N/R      1,847,476
                 (Green Valley Properties), Senior Limited Obligation Refunding
                 Bonds, 1999 Series A, 5.900%, 11/01/18

  8,630,000    City of Reno, Nevada, Insured Hospital Revenue Bonds (St. Mary's Regional     5/03 at 102         AAA      8,647,950
                 Medical Center), Series 1993A, 5.800%, 5/15/13
------------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.3%

  8,500,000    The Industrial Development Authority of the State of New                     12/01 at 103          A-      8,960,870
                 Hampshire, Pollution Control Revenue Bonds (Central Maine
                 Power Company Project), 1984 Series B, 7.375%, 5/01/14
------------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.4%

 10,750,000    New Jersey Housing and Mortgage Finance Agency, Housing                       5/02 at 102          A+     11,391,238
                 Revenue Bonds, 1992 Series A, 6.950%, 11/01/13
------------------------------------------------------------------------------------------------------------------------------------
               New York - 7.6%

 11,190,000    Battery Park City Authority, Senior Revenue Refunding Bonds,                 11/03 at 102          AA     10,174,396
                 Series 1993A, 5.000%, 11/01/13

               Long Island Power Authority (New York), Electric System General
               Revenue Bonds, Series 1998A:
 28,220,000      5.250%, 12/01/26                                                            6/08 at 101          A-     24,671,617
  7,000,000      5.500%, 12/01/29                                                            6/03 at 101          A-      6,295,730

  2,350,000    The City of New York, General Obligation Bonds, Fiscal 1996                  No Opt. Call          A-      2,465,714
                 Series C, 6.000%, 8/15/04

  8,000,000    The City of New York, General Obligation Bonds, Fiscal 1994               8/03 at 101 1/2          A-      8,067,760
                 Series D, 5.750%, 8/15/11

  8,525,000    The City of New York, General Obligation Bonds, Fiscal 1992               8/02 at 101 1/2         AAA      9,132,918
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12
                 (Pre-refunded to 8/01/02)

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
  7,500,000      5.900%, 2/01/05                                                            No Opt. Call          A-      7,813,200
 12,655,000      5.750%, 2/01/17                                                         2/06 at 101 1/2          A-     12,283,449

 15,620,000    The City of New York, General Obligation Bonds, Fiscal 1997,              8/06 at 101 1/2          A-     15,610,159
                 Series E, 6.000%, 8/01/16

 14,000,000    The City of New York, General Obligation Bonds, Fiscal 1995                   2/05 at 101       A-***     15,293,180
                 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

 10,770,000    The City of New York, General Obligation Bonds, Fiscal 1998                   8/08 at 101          A-     10,354,063
                 Series J, 5.375%, 8/01/13

  4,000,000    The City of New York, General Obligation Bonds, Fiscal 1999                   3/09 at 101          A-      3,356,640
                 Series H, 5.000%, 3/15/29

  8,600,000    New York City Municipal Water Finance Authority, Water and                6/02 at 101 1/2          A1      8,607,826
                 Sewer System Revenue Bonds, Fiscal 1993 Series A, 6.000%, 6/15/17

  1,500,000    New York City Transitional Finance Authority, Future Tax                      5/09 at 101          AA      1,237,485
                 Secured Bonds, Fiscal 1999 Series B, 4.750%, 11/01/23

  8,400,000    Dormitory Authority of the State of New York, Beth Israel                    11/00 at 102         AAA      8,423,772
                 Medical Center Revenue Bonds, Series 1996, 6.000%, 11/01/15

  8,000,000    Dormitory Authority of the State of New York, Mental Health                   2/07 at 102          A-      7,494,800
                 Services Facilities Improvement Revenue Bonds, Series 1997B,
                 5.500%, 8/15/17



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

               New York State Housing Finance Agency, Health Facilities Revenue Bonds
               (New York City), 1990 Series A Refunding:
$16,160,000     8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                 11/00 at 102         AAA    $17,121,035
  3,330,000     8.000%, 11/01/08                                                            11/00 at 102        BBB+      3,475,921

  8,000,000    New York Local Government Assistance Corporation (A Public                    4/02 at 102         AAA      8,619,440
                Benefit Corporation of the State of New York), Series 1991D
                Bonds, 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

 11,490,000    State of New York Mortgage Agency, Mortgage Revenue Bonds,                    4/00 at 100         Aaa     11,509,878
               Eighth Series A, 6.875%, 4/01/17

 10,270,000    Power Authority of the State of New York, General Purpose                     1/03 at 102         Aaa     10,677,719
                Bonds, Series CC, 5.250%, 1/01/18 (Pre-refunded to 1/01/03)

  5,000,000    Triborough Bridge and Tunnel Authority (New York), General                    1/04 at 100         Aa3      4,136,700
                Purpose Revenue Bonds, Series 1994A, 4.750%, 1/01/19
------------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 2.6%

 68,450,000    North Carolina Eastern Municipal Power Agency, Power System                   1/03 at 102         BBB     67,640,237
               Revenue Bonds, Refunding Series 1993 B, 6.250%, 1/01/12

  1,500,000    North Carolina Medical Care Commission, Hospital Revenue                     10/03 at 102          AA      1,388,520
               Refunding Bonds (Presbyterian Health Services Corp. Project),
               Series 1993, 5.500%, 10/01/20

  1,130,000    Housing Authority of the City of Wilmington, North Carolina,                 No Opt. Call      N/R***      1,157,369
                First Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.1%

  2,970,000    Midwest City Memorial Hospital Authority (Midwest City,                       4/02 at 102     BBB+***      3,213,154
                Oklahoma), Hospital Revenue Bonds, Series 1992, 7.375%,
                4/01/12 (Pre-refunded to 4/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Oregon - 0.4%

 10,000,000    State of Oregon Department of Administrative Services,                        5/07 at 101         AAA     10,619,400
                Certificates of Participation, 1997 Series A, 5.800%,
                5/01/24 (Pre-refunded to 5/01/07)
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 3.2%

 10,000,000    Lehigh County Industrial Development Authority, Pollution                     9/04 at 102         AAA     10,251,600
                Control Revenue Refunding Bonds, 1994 Series B (Pennsylvania
                Power and Light Company Project), 6.400%, 9/01/29

 22,500,000    Pennsylvania Housing Finance Agency, Rental Housing Refunding                 7/03 at 102         AAA     22,519,575
                Bonds, Issue 1993, 5.750%, 7/01/14

               Pennsylvania Housing Finance Agency, Multi-Family Housing Refunding
               Bonds (Federal Housing Administration Insured Mortgage Loans),
               FHA-Insured, Series 1992:
  4,025,000     8.100%, 7/01/13                                                              7/02 at 102         AAA      4,336,334
 16,830,000     8.200%, 7/01/24                                                              7/02 at 102         AAA     18,173,034

 16,600,000    Pennsylvania Intergovernmental Cooperation Authority, Special                 6/03 at 100         AAA     14,292,102
                Tax Revenue Refunding Bonds (City of Philadelphia Funding Program),
                Series of 1993A, 5.000%, 6/15/22

  7,000,000    City of Philadelphia, Pennsylvania, Water and Sewer Revenue                   8/01 at 100         AAA      7,328,370
               Bonds, Sixteenth Series,
                7.000%, 8/01/18 (Pre-refunded to 8/01/01)

 11,070,000    Public Auditorium Authority of Pittsburgh and Allegheny County                8/09 at 101         AAA      9,460,201
                (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
                Bonds, Series of 1999, 5.125%, 2/01/35
------------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.3%

  8,095,000    Rhode Island Convention Center Authority, Refunding Revenue                   5/03 at 100         AAA      6,995,942
               Bonds, 1993 Series B, 5.000%, 5/15/20
------------------------------------------------------------------------------------------------------------------------------------
               Texas - 4.9%

  2,470,000    City of Austin, Texas, Combined Utility Systems Revenue                      11/04 at 100         AAA      2,386,514
                Refunding Bonds, Series 1994, 5.750%, 5/15/24

               City of Austin, Texas, Water, Sewer and Electric Refunding
               Revenue Bonds, Series 1982:
    135,000     14.000%, 11/15/01                                                           No Opt. Call       A2***        149,184
  1,220,000     14.000%, 11/15/01                                                            5/00 at 100        A***      1,382,724
  8,840,000     14.000%, 11/15/01                                                           No Opt. Call           A      9,678,209

Portfolio of Investments (Unaudited)

October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$ 29,500,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds        8/00 at 102         AAA  $  29,271,670
                 (Houston Lighting and Power Company Project), Series 1995,
                 5.800%, 8/01/15

   6,585,000   Crowley Independent School District, Tarrant and Johnson Counties,            8/08 at 100         AAA      6,931,832
                 Unlimited Tax School Building Bonds, Series 1997, 6.500%, 8/01/23

               Grapevine-Colleyville Independent School District (Tarrant and Dallas
               Counties, Texas), Unlimited Tax School Building and Refunding Bonds,
               Series 1998:
   4,890,000     0.000%, 8/15/19                                                            No Opt. Call         AAA      1,454,628
  10,000,000     0.000%, 8/15/24                                                            No Opt. Call         AAA      2,174,200

  25,900,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,          8/04 at 102         AAA     25,155,375
                 Series 1994, 5.300%, 8/15/13

   7,000,000   Harris County Health Facilities Development Corporation (Texas),             No Opt. Call         AAA      7,295,890
                 Hospital Revenue Bonds (St. Luke's Episcopal Hospital Project),
                 Series 1991A, 6.750%, 2/15/21

  53,280,000   City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding        2/02 at 101         Aa1     47,360,592
                 Bonds, New Series 1992, 5.000%, 2/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 3.4%

               Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,
               1993 Series A:
   7,300,000     5.500%, 7/01/13                                                             7/03 at 102          A+      7,131,589
  27,805,000     5.500%, 7/01/20                                                             7/03 at 102          A+     25,688,483
  53,085,000     5.000%, 7/01/23                                                             7/03 at 100          A+     45,256,555

  15,100,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,      7/07 at 102         AAA     14,674,482
                 1997 Series B, 5.750%, 7/01/19

   1,205,000   Layton, Utah, Industrial Development Revenue Bonds (C.D.I. Ltd. Project,     12/99 at 100         N/R      1,207,169
                 K-Mart Guaranteed), 8.750%, 6/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.1%

     190,000   University of Vermont and State Agricultural College, Housing, Dining         1/00 at 100          A+        190,675
                 and Student Services Facilities System Bonds, Lot 1 Series 1969-A,
                 6.300%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 3.6%

   7,750,000   Richmond Metropolitan Authority (Virginia), Expressway Revenue and            7/02 at 102         AAA      7,829,205
                 Refunding Bonds, Series 1992-B, 6.250%, 7/15/22

  39,630,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          1/02 at 102         AA+     40,648,887
                 1992 Series A, 7.150%, 1/01/33

   3,070,000   Virginia Housing Development Authority, Multi-Family Mortgage Bonds,         11/99 at 100         AA+      3,072,149
                 1978 Series B, 6.700%, 11/01/21

               Virginia Housing Development Authority, Multi-Family Housing Bonds,
               1993 Series C:
  19,080,000     5.550%, 5/01/08                                                             5/03 at 102         AA+     19,287,018
  28,075,000     5.900%, 5/01/14                                                             5/03 at 102         AA+     28,509,040
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 6.0%

   5,860,000   Public Utility District No. 1 of Chelan County, Rocky Reach Hydro-            1/00 at 100          AA      5,246,341
                 Electric System Revenue Bonds, Series of 1968, 5.125%, 7/01/23

   9,575,000   Public Utility District No. 1 of Douglas County, Wells Hydroelectric      3/00 at 100 1/2         AA-      8,577,860
                 Revenue Bonds, Series of 1963, 4.000%, 9/01/18

   7,250,000   Municipality of Metropolitan Seattle, Sewer Refunding Revenue Bonds,          1/03 at 102         AAA      7,292,848
                 Series Y, 5.700%, 1/01/12

   5,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding       No Opt. Call         Aa1      5,606,800
                 Revenue Bonds, Series 1989B, 7.125%, 7/01/16

               Washington Public Power Supply System, Nuclear Project No. 1 Refunding
               Revenue Bonds, Series 1993A:
  14,260,000     7.000%, 7/01/07                                                            No Opt. Call         Aa1     15,841,719
  18,500,000     5.750%, 7/01/13                                                             7/03 at 102         Aa1     18,403,245
  10,000,000     5.700%, 7/01/17                                                             7/03 at 102         AAA      9,707,800

  Principal                                                                                Optional Call                     Market
     Amount     Description                                                                  Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                Washington (continued)

$    7,805,000  Washington Public Power Supply System, Nuclear Project No. 1 Refunding      No Opt. Call         Aa1  $   8,726,146
                  Revenue Bonds, Series 1993B, 7.000%, 7/01/09

    10,000,000  Washington Public Power Supply System, Nuclear Project No. 1 Refunding       7/03 at 102         Aa1      9,297,900
                  Revenue Bonds, Series 1993C, 5.375%, 7/01/15

     8,835,000  Washington Public Power Supply System, Nuclear Project No. 3 Refunding       7/03 at 102         Aa1      8,482,395
                  Revenue Bonds, Series 1993B, 5.700%, 7/01/18

                Washington Public Power Supply System, Nuclear Project No. 3 Refunding
                Revenue Bonds, Series 1993C:
     9,180,000    5.300%, 7/01/10                                                            7/03 at 102         Aa1      9,034,681
    51,070,000    5.375%, 7/01/15                                                            7/03 at 102         Aa1     47,484,375
    11,545,000    5.500%, 7/01/18                                                            7/03 at 102         Aa1     10,735,580
-----------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 4.4%

     4,195,000  Wisconsin Housing and Economic Development Authority, Insured               No Opt. Call       AA***      4,254,024
                  Mortgage Revenue Refunding Bonds, 1977 Series A, 5.800%, 6/01/17

     8,500,000  Wisconsin Housing and Economic Development Authority, Multi-Family           4/02 at 102          AA      9,013,230
                  Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22

    28,200,000  Wisconsin Housing and Economic Development Authority, Housing Revenue       12/03 at 102          AA     28,514,994
                  Bonds, 1993 Series C, 5.800%, 11/01/13

    13,700,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       11/01 at 102         AAA     13,995,509
                  Series 1991 (Columbia Hospital, Inc.), 6.250%, 11/15/21

     9,830,000  Wisconsin Health and Educational Facilities Authority, Health                6/02 at 102         AAA      9,870,003
                  Facilities Refunding Revenue Bonds (SSM Health Care), Series 1992AA,
                  6.250%, 6/01/20

     3,950,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       10/04 at 102         AAA      3,976,540
                  Series 1994A (Froedtert Memorial Lutheran Hospital, Inc.),
                  5.875%, 10/01/13

     6,000,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,       12/02 at 102         AAA      5,922,180
                  Series 1992A (Meriter Hospital, Inc.), 6.000%, 12/01/22

    17,000,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        8/03 at 102         AAA     14,935,860
                  Series 1993 (Aurora Health Care Obligated Group), 5.250%, 8/15/23

    32,000,000  Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        5/06 at 102         AAA     30,248,320
                  Series 1996 (Aurora Medical Group, Inc. Project), 5.750%, 11/15/25
-----------------------------------------------------------------------------------------------------------------------------------
$2,856,645,000  Total Investments - (cost $2,609,292,914) - 97.6%                                                     2,669,144,108
==============---------------------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.6%

$   10,000,000  Gulf Coast Waste Disposal Authority, Pollution Control Revenue Refunding                      VMIG-1     10,000,000
                  Bonds (Amoco Oil Company Project), Series 1992, Variable Rate Demand
                  Bonds, 3.500%, 10/01/17+

     5,000,000  Wake County Industrial Facilities and Pollution Control Financing                               A-1+      5,000,000
                  Authority, Carolina Power and Light Company, Series 1990A, Variable Rate
                  Demand Bonds, 3.600%, 6/15/14+

     1,500,000  Washington State Housing Finance Commission, Variable Rate Demand                                A-1      1,500,000
                  Nonprofit Revenue Bonds (Emerald Heights Project), Series 1990, 3.550%, 1/01/21+
-----------------------------------------------------------------------------------------------------------------------------------
$   16,500,000  Total Short-Term Investments - (cost $16,500,000)                                                        16,500,000
==============---------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                     48,948,134
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $2,734,592,242
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund
October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 7.7%

$10,000,000    Alabama Incentives Financing Authority, Tax Exempt Special                   12/09 at 102         AAA   $  9,728,600
                 Obligation Bonds, Series 1999-A, 6.000%, 10/01/29 (WI)

  5,600,000    The Alabama Public Health Care Authority, Mortgage Revenue                    4/06 at 102         AAA      5,538,008
                 Bonds, Series 1996, 6.000%, 10/01/25

  2,120,000    The Water Supply Board of the City of Albertville (Alabama),                  3/02 at 102         AAA      2,250,740
                 Water Revenue Bonds, Series 1992, 6.700%, 3/01/11

  1,500,000    City of Athens, Alabama, Electric Revenue Warrants, Series 1995,              6/05 at 102         AAA      1,493,100
                 6.000%, 6/01/25

  4,205,000    The Governmental Utility Services Corporation of the City of                 12/99 at 102         AAA      4,308,695
                 Auburn, Floating/Fixed Rate Wastewater Treatment Revenue Bonds,
                 Series 1984 (Merscot-Auburn Limited Partnership Project),
                 7.300%, 1/01/12

  1,875,000    The Special Care Facilities Financing Authority of the City of                1/01 at 102         AAA      1,956,769
                 Birmingham (Alabama), Revenue Bonds, Series 1991-A (The Baptist
                 Medical Centers), 7.000%, 1/01/21

  1,225,000    The Utilities Board of the City of Daphne (Alabama), Water, Gas               6/00 at 102         AAA      1,269,749
                 and Sewer Revenue Refunding Bonds, Series 1990B, 7.350%, 6/01/20

  6,750,000    The Public Building Authority of the City of Huntsville                      10/05 at 102         AAA      6,718,815
                 (Alabama), Municipal Justice and Public Safety Center Lease Revenue
                 Bonds, Series 1996A, 6.000%, 10/01/25

  3,000,000    City of Madison (Alabama), General Obligation School Warrants,                2/04 at 102         AAA      3,230,670
                 Series 1994, 6.250%, 2/01/19

  5,580,000    BMC Special Care Facilities Financing Authority of the City of                9/07 at 102         AAA      5,068,481
                 Montgomery, Revenue Bonds, Series 1997-C (Baptist Medical Center),
                 5.375%, 9/01/22

 12,000,000    The Medical Clinic Board of the City of Montgomery, Alabama,                  3/06 at 102         AAA     11,865,720
                 Health Care Facility Revenue Bonds, Jackson Hospital and Clinic,
                 Series 1996, 6.000%, 3/01/26

               The Utilities Board of the City of  Oneonta (Alabama), Utility Revenue
               Bonds, Series 1994:
  2,860,000      6.900%, 11/01/24 (Pre-refunded to 11/01/04)                                11/04 at 102         AAA      3,186,212
    140,000      6.900%, 11/01/24                                                           11/04 at 102         AAA        152,310

               West Morgan-East Lawrence Water Authority, Water Revenue Bonds,
               Series 1994:
  2,200,000      6.800%, 8/15/19 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA      2,434,388
  3,000,000      6.850%, 8/15/25 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA      3,325,440
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 2.6%

               Alaska Industrial Development and Export Authority, Revolving
               Fund Bonds, Series 1997A:
  4,500,000      5.900%, 4/01/17 (Alternative Minimum Tax)                                   4/07 at 102         AAA      4,355,730
  5,000,000      6.125%, 4/01/27 (Alternative Minimum Tax)                                   4/07 at 102         AAA      4,946,650

  6,420,000    Alaska Housing Finance Corporation, Mortgage Revenue Bonds, 1996              6/06 at 102         AAA      6,431,107
                 Series A, 6.000%, 12/01/15

  5,000,000    Alaska Housing Finance Corporation, Mortgage Revenue Bonds, 1997              6/07 at 102         AAA      4,874,750
                 Series A, 6.000%, 6/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 1.5%

               Tempe Union High School District No. 213 of Maricopa County, Arizona,
               School Improvement and Refunding Bonds, Series 1994:
  4,290,000      6.000%, 7/01/10 (Pre-refunded to 7/01/04)                                   7/04 at 101         AAA      4,565,933
  1,710,000      6.000%, 7/01/10                                                             7/04 at 101         AAA      1,776,878

  5,000,000    City of Tucson, Arizona, Water System Revenue Bonds, Series                   7/06 at 101         AAA      5,358,900
                 1994-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
-----------------------------------------------------------------------------------------------------------------------------------
               California - 8.4%

  3,525,000    Brea Public Financing Authority (Orange County, California), 1991             8/01 at 102         AAA      3,772,702
                 Tax Allocation Revenue Bonds, Series A (Redevelopment Project AB),
                 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               California (continued)

               California Housing Finance Agency, Home Mortgage Revenue
               Bonds, 1999 Series L:
$34,000,000      0.000%, 2/01/18 (Alternative Minimum Tax)                                8/09 at 59 1/2         AAA  $  10,918,420
  5,930,000      0.000%, 2/01/31 (Alternative Minimum Tax)                                8/09 at 26 5/8         AAA        822,788

    250,000    California Pollution Control Financing Authority, Pollution                   9/09 at 101         AAA        232,853
                 Control Refunding Revenue Bonds (Southern California Edison
                 Company), 1999 Series C, 5.450%, 9/01/29

               Glendale Unified School District (County of Los Angeles,
               California), 1997 Election General Obligation Bonds, Series C:
  1,500,000      5.500%, 9/01/19                                                             9/09 at 101         AAA      1,439,565
  2,630,000      6.000%, 9/01/22                                                             9/10 at 100         AAA      2,651,645

  5,235,000    Norwalk Community Facilities Financing Authority (California),                2/09 at 102         AAA      4,816,200
                 1999 Lease Revenue Refunding Bonds, 5.375%, 2/01/29

  8,000,000    City of Oakland, California, Insured Revenue Bonds (1800                      1/10 at 100         AAA      7,917,680
                 Harrison Foundation - Kaiser Permanente), Series 1999A, 6.000%,
                 1/01/29 (WI)

 13,750,000    Ontario Redevelopment Financing Authority (San Bernardino                     8/03 at 102         AAA     13,876,363
                 County, California), 1993 Revenue Bonds (Ontario Redevelopment
                 Project No. 1), 5.800%, 8/01/23

  5,295,000    County of Riverside, California (1994 Desert Justice Facility                12/04 at 101         AAA      5,708,434
                 Project), Certificates of Participation, 6.000%, 12/01/12
                 (Pre-refunded to 12/01/04)

  2,250,000    Sacramento Municipal Utility District (California), Electric                  9/01 at 102         AAA      2,393,978
                 Revenue Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

 17,355,000    County of San Bernardino (California), Single Family Home                 5/07 at 28 1/16         AAA      2,504,153
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A, 0.000%, 5/01/31 (Alternative Minimum Tax)

 10,000,000    The Regents of the University of California, Revenue Bonds                    9/02 at 102         AAA     10,777,200
                 (Multiple Purpose Projects), Series D, 6.375%, 9/01/24
                 (Pre-refunded to 9/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 1.1%

               Board of Water Commissioners, City and County of Denver, Colorado,
               Certificates of Participation, Series 1991:
  2,675,000      6.625%, 11/15/11 (Pre-refunded to 11/15/01)                                11/01 at 101         AAA      2,826,138
  1,825,000      6.625%, 11/15/11                                                           11/01 at 101         AAA      1,912,545

  3,500,000    Jefferson County, Colorado, Refunding Certificates of                        12/02 at 102         AAA      3,764,005
                 Participation, 6.650%, 12/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.5%

  3,600,000    Delaware Economic Development Authority, Pollution Control                    5/02 at 102         AAA      3,819,456
                 Refunding Revenue Bonds (Delmarva Power and Light Company Project),
                 Series 1992B, 6.750%, 5/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.9%

  6,000,000    District of Columbia (Washington, D.C.), General Obligation Bonds,            6/04 at 102         AAA      6,425,640
                 Series 1994B, 6.100%, 6/01/11 (Pre-refunded to 6/01/04)

  1,400,000    District of Columbia (Washington, D.C.), General Obligation Bonds,            6/08 at 101         AAA      1,230,180
                 Series 1998B, 5.250%, 6/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 0.9%

    920,000    Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds,               9/01 at 101         AAA        970,140
                 Series 1991, 6.750%, 9/01/21 (Pre-refunded to 9/01/01)

     80,000    Florida Keys Aqueduct Authority, Water Revenue Bonds, Series                  9/01 at 101         AAA         83,401
                 1991, 6.750%, 9/01/21

  6,375,000    Florida Ports Financing Commission (State Transportation                     10/09 at 101         AAA      5,921,483
                 Trust Fund - Intermodal Program), Series 1999, 5.500%, 10/01/29
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 2.8%

  5,000,000    City of Albany (Georgia), Sewerage System Revenue Bonds,                      7/02 at 102         AAA      5,369,500
                 Series 1992, 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

  5,000,000    Development Authority of Appling County (Georgia), Pollution                  1/04 at 101         AAA      5,391,600
                 Control Revenue Bonds (Oglethorpe Power Corporation - Hatch
                 Project), Series 1994, 7.150%, 1/01/21

  2,250,000    Chatham County Hospital Authority, Hospital Revenue Bonds                     1/01 at 102         AAA      2,364,683
                 (Memorial Medical Center, Inc.), (Savannah, Georgia), Series
                 1990A, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

Portfolio of Investments (Unaudited)

October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia (continued)

$ 3,020,000    Development Authority of the City of Marietta, First Mortgage                 9/05 at 102         AAA   $  3,015,168
                 Revenue Bonds (Life College, Inc.), Series 1995A and Series 1995B,
                 5.950%, 9/01/19

  6,180,000    Development Authority of the City of Marietta (Life College, Inc.),           9/05 at 102         AAA      6,238,339
                 6.250%, 9/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 11.4%

  2,500,000    City of Chicago, General Obligation Adjustable Rate Bonds,                7/02 at 101 1/2         AAA      2,685,825
                 Central Public Library Project, Series C of 1988, 6.850%, 1/01/17
                 (Pre-refunded to 7/01/02)

  5,000,000    City of Chicago, General Obligation Bonds, Series A of 1992,                  1/02 at 102         AAA      5,257,300
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

  9,590,000    Chicago School Reform Board of Trustees of the Board of Education            12/07 at 102         AAA      9,374,321
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997, 5.800%, 12/01/17

 24,000,000    Chicago School Reform Board of Trustees of the Board of Education            No Opt. Call         AAA      4,471,680
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1998B-1, 0.000%, 12/01/26

 12,800,000    Public Building Commission of Chicago (Illinois), Building                   12/03 at 102         AAA     13,587,072
                 Revenue Bonds, Series A of 1993 (Board of Education of the City of
                 Chicago), 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

  6,540,000    Town of Cicero, Cook County, Illinois, General Obligation                    12/04 at 102         AAA      6,936,782
                 Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14

  5,000,000    The County of Cook, Illinois, General Obligation Bonds,                      11/03 at 100         AAA      4,224,800
                 Series 1993A, 5.000%, 11/15/23

  2,500,000    Community College District No. 508, Cook County, Illinois,                   No Opt. Call         AAA      3,028,725
                 Certificates of Participation, 8.750%, 1/01/07

  2,370,000    Board of Governors of State Colleges and Universities                         4/04 at 102         AAA      2,567,824
                 (Illinois), Eastern Illinois University, Auxiliary Facilities System
                 Revenue Bonds, Series 1994A, 6.375%, 4/01/16 (Pre-refunded to 4/01/04)

  1,455,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds            5/06 at 102         AAA      1,587,143
                 (Midwestern University), Series 1966B, 6.250%, 5/15/26 (Pre-refunded to 5/15/06)

  3,500,000    Illinois Educational Facilities Authority, Revenue Bonds, MJH                 9/09 at 100         AAA      3,310,650
                 Education Assistance Illinois LLC, Series 1998D, 5.450%, 9/01/14

  4,500,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994              5/04 at 102         AAA      4,512,960
                 (Ingalls Health System Project), 6.250%, 5/15/24

  3,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994A             8/04 at 102         AAA      3,232,740
                 (The University of Chicago Hospitals Project), 6.125%, 8/15/24
                 (Pre-refunded to 8/15/04)

  4,000,000    Illinois Health Facilities Authority, Health Care Facilities                 11/04 at 102         AAA      4,380,360
                 Revenue Bonds, Series 1995 (Northwestern Medical Faculty
                 Foundation, Inc.), 6.500%, 11/15/15 (Pre-refunded to 11/15/04)

    169,000    Illinois Health Facilities Authority (Community Provider                     No Opt. Call         AAA        184,930
                 Pooled Loan Program), 7.900%, 8/15/03

    906,000    Illinois Health Facilities Authority, Series 1988-B                           2/00 at 100         AAA        908,899
                 (Community Provider Pooled Loan Program), 7.900%, 8/15/03

  5,000,000    State of Illinois, General Obligation Bonds, Series of August                 8/04 at 102          AA      4,930,550
                 1994, 5.875%, 8/01/19

               State of Illinois, General Obligation Bonds, Series of
               February 1995:
  3,065,000      6.100%, 2/01/19                                                             2/05 at 102         AAA      3,079,804
  5,545,000      6.100%, 2/01/20                                                             2/05 at 102         AAA      5,562,079

  5,000,000    Metropolitan Pier and Exposition Authority (Illinois),                       12/09 at 101         AAA      4,613,450
                 McCormick Place Expansion Project Bonds, Series 1999A, 5.500%,
                 12/15/24

  4,000,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake,                  6/03 at 102         AAA      4,240,320
                 McHenry and Will Counties, Illinois, General Obligation Refunding
                 Bonds, Series 1993C, 5.850%, 6/01/23 (Pre-refunded to 6/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 6.0%

  5,000,000    Indiana Health Facility Financing Authority, Hospital Revenue                 5/02 at 102         AAA      5,254,650
                 Refunding and Improvement Bonds, Series 1992 (Community Hospitals
                 Projects), 6.400%, 5/01/12

  5,000,000    Indiana Municipal Power Agency, Power Supply System Revenue Bonds,            1/03 at 102         AAA      5,286,000
                 1993 Series A, 6.125%, 1/01/19

               Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,
               1997 Series B-2:
  1,755,000      6.000%, 7/01/16 (Alternative Minimum Tax)                               1/07 at 101 1/2         Aaa      1,745,681
 10,620,000      6.125%, 1/01/27 (Alternative Minimum Tax)                               1/07 at 101 1/2         Aaa     10,644,745



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana (continued)

$ 3,750,000    City of Indianapolis, Indiana, Gas Utility System Revenue Bonds, Series       6/02 at 102         AAA    $ 3,980,775
                 1992A, 6.200%, 6/01/23 (Pre-refunded to 6/01/02)

  4,950,000    Jasper County, Indiana, Collateralized Pollution Control Refunding            7/01 at 102         AAA      5,214,479
                 Revenue Bonds (Northern Indiana Public Service Company Project), Series
                 1991, 7.100%, 7/01/17

  2,000,000    Lawrence Central High School Building Corporation, Marion County, Indiana,    7/00 at 102         AAA      2,083,320
                 First Mortgage Bonds, Series 1990, 7.250%, 7/01/08 (Pre-refunded to
                 7/01/00)

  3,300,000    Marion County Convention and Recreational Facilities Authority (Indiana),     6/01 at 102         AAA      3,501,927
                 Excise Taxes Lease Rental Revenue Bonds, Series 1991B, 7.000%, 6/01/21
                 (Pre-refunded to 6/01/01)

  3,235,000    PHM School Renovation Building Corporation, First Mortgage Bonds, Series      1/09 at 102         AAA      2,964,004
                 1999, 5.250%, 7/15/17

  1,000,000    City of Princeton, Indiana, Pollution Control Refunding Revenue Bonds,        3/00 at 102         AAA      1,030,520
                 1990 Series (Public Service Company of Indiana, Inc. - Project C),
                 7.375%, 3/15/12

  2,000,000    Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital        8/01 at 102         AAA      2,131,880
                 Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South Bend
                 Project), 7.000%, 8/15/20 (Pre-refunded to 8/15/01)

  2,190,000    Shelby County Jail Building Corporation, First Mortgage Bonds (Shelby         7/02 at 102         AAA      2,345,359
                 County, Indiana), 6.500%, 7/15/09 (Pre-refunded to 7/15/02)

  2,265,000    Southwest Allen Multi School Building Corporation, First Mortgage             1/02 at 101         AAA      2,366,699
                 Refunding Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.5%

  7,000,000    Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds       5/02 at 102         AAA      7,525,560
                 (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                 (Pre-refunded to 5/15/02)

               State of Louisiana, General Obligation Bonds, Series 1992-A:
  5,000,000      6.500%, 5/01/09                                                             5/02 at 102         AAA      5,336,800
  2,000,000      6.500%, 5/01/12 (Pre-refunded to 5/01/02)                                   5/02 at 102         AAA      2,134,720

  4,750,000    Hospital Service District No. 1 of the Parish of Tangipahoa, State of         2/04 at 102         AAA      4,775,033
                 Louisiana, Hospital Revenue Bonds, Series 1994, 6.250%, 2/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 3.3%

 11,000,000    Maine Health and Higher Educational Facilities Authority, Revenue Bonds,      7/05 at 102         AAA     10,869,650
                 Series 1995A, 5.875%, 7/01/25

  3,175,000    Maine Health and Higher Educational Facilities Authority, Revenue Bonds,      7/04 at 102         AAA      3,531,108
                 Series 1994B, 7.000%, 7/01/24 (Pre-refunded to 7/01/04)

 10,695,000    Maine State Housing Authority, Mortgage Purchase Bonds, 1996 Series B-2,      5/06 at 102         AAA     11,005,476
                 6.450%, 11/15/26 (Alternative Minimum Tax)

               Town of Old Orchard Beach, Maine, 1992 General Obligation Bonds:
    750,000      6.650%, 9/01/09 (Pre-refunded to 9/01/02)                                   9/02 at 103         AAA        814,718
    500,000      6.650%, 9/01/10 (Pre-refunded to 9/01/02)                                   9/02 at 103         AAA        543,145
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 2.9%

  3,500,000    City of Boston, Massachusetts, Boston City Hospital Revenue Bonds (FHA-       8/00 at 102         Aaa      3,662,645
                 Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

  1,150,000    City of Haverhill, Massachusetts, General Obligation Municipal Purpose        6/02 at 102         AAA      1,243,725
                 Loan of 1992, Series A, 7.000%, 6/15/12 (Pre-refunded to 6/15/02)

  1,250,000    Massachusetts Bay Transportation Authority, Certificates of Participation,    8/00 at 102         AAA      1,309,150
                 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

  3,400,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      3,548,784
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25

  4,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      4,138,360
                 South Shore Hospital Issue, Series D, 6.500%, 7/01/22

  5,875,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    11/03 at 102         AAA      5,231,511
                 Cape Cod Health Systems, Inc. Issue, Series A, 5.250%, 11/15/21

  3,750,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/05 at 102         AAA      3,730,388
                 Berkshire Health Systems Issue, Series D, 6.000%, 10/01/19

               Portfolio of Investments (Unaudited)
               Nuveen Insured Municipal Bond Fund (continued)
               October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)

$   500,000    Massachusetts Turnpike Authority, Metropolitan Highway System Revenue         1/07 at 102         AAA    $   416,740
                 Bonds, 1997 Series C (Senior), 5.000%, 1/01/37
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 7.7%

 12,130,000    City of Bay, County of Bay, State of Michigan, 1991 General Obligation       No Opt. Call         AAA      3,246,231
                 Unlimited Tax Street Improvement Bonds, 0.000%, 6/01/21

  5,000,000    Caledonia Community Schools, Counties of Kent, Allegan and Barry, State       5/02 at 102         AAA      5,361,550
                 of Michigan, 1992 School Building and Site and Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.700%, 5/01/22 (Pre-refunded to 5/01/02)

  2,500,000    Chelsea School District, Counties of Washtenaw and Jackson, State of          5/05 at 101         AAA      2,667,250
                 Michigan, 1995 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 6.000%, 5/01/19

  2,000,000    City of Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series       7/01 at 102         AAA      2,114,520
                 1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

 14,675,000    Michigan State Hospital Finance Authority, Revenue Bonds (Ascension          11/09 at 101         AAA     14,721,226
                 Health Credit Group), Series 1999A, 6.125%, 11/15/26 (DD)

  4,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds            11/06 at 102         AAA      3,913,720
                 (Sparrow Obligated Group), Series 1996, 5.900%, 11/15/26

  8,280,000    Michigan State Housing Development Authority, Rental Housing Revenue          4/07 at 102         AAA      8,220,798
                 Bonds, 1997 Series A, 6.100%, 10/01/33 (Alternative Minimum Tax)

  2,000,000    Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds (The     12/01 at 102         AAA      2,109,840
                 Detroit Edison Company Pollution Control Bonds Project), Collateralized
                 Series 1991DD, 6.875%, 12/01/21

  3,000,000    City of Saginaw Hospital Finance Authority (Michigan), Hospital Revenue       7/09 at 101         AAA      2,754,120
                 and Refunding Bonds (Covenant Medical Center, Inc.), Series 1999E,
                 5.375%, 7/01/19

 15,000,000    Charter County of Wayne, Michigan, Detroit Metropolitan Wayne County         12/08 at 101         AAA     12,731,700
                 Airport, Airport Revenue Bonds, Series 1998A, 5.000%, 12/01/22
                 (Alternative Minimum Tax)

               Board of Governors of Wayne State University (Michigan), General Revenue
                 Bonds, Series 1999:
  3,000,000      5.250%, 11/15/19                                                           11/09 at 101         AAA      2,734,680
  2,000,000      5.125%, 11/15/29                                                           11/09 at 101         AAA      1,739,220
-----------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 1.2%

               Minneapolis-St. Paul Metropolitan Airports Commission, Airport Revenue Bonds,
                 Series 1999B:
  3,700,000      5.250%, 1/01/19 (Alternative Minimum Tax)                                   7/09 at 101         AAA      3,337,363
  7,400,000      5.250%, 1/01/22 (Alternative Minimum Tax)                                   1/09 at 101         AAA      6,644,386
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 1.3%

  6,400,000    Medical Center Educational Building Corporation (Mississippi), Revenue       12/04 at 102         AAA      6,843,264
                 Bonds, Series 1993 (University of Mississippi Medical Center Project),
                 5.900%, 12/01/23 (Pre-refunded to 12/01/04)

  3,400,000    Walnut Grove Correctional Authority, Certificates of Participation,          11/09 at 102         AAA      3,364,878
                 Series 1999, Mississippi of Corrections, 6.000%, 11/01/19 (WI)
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 1.0%

  7,950,000    St. Louis Municipal Finance Corporation, City Justice Center Leasehold        2/06 at 102         AAA      8,019,006
                 Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                 Lessee), 5.950%, 2/15/16
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.7%

  2,000,000    Clark County, Nevada, Industrial Development Refunding Revenue Bonds         10/02 at 102         AAA      2,161,580
                 (Nevada Power Company Project), Series 1992C, 7.200%, 10/01/22

  3,625,000    Clark County, Nevada, Industrial Development Revenue Bonds (Southwest        12/09 at 102         AAA      3,548,186
                 Gas Corporation Project), Series 1999A, 6.100%, 10/01/38 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.4%

  2,850,000    New Hampshire Higher Educational and Health Facilities Authority, Revenue     7/02 at 102         AAA      2,873,171
                 Refunding Bonds, University System of New Hampshire Issue, Series 1992,
                 6.250%, 7/01/20



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.2%

$ 1,665,000    Housing Finance Corporation of the Township of Pennsauken                 4/00 at 102 1/2         AAA   $  1,719,812
                 (Pennsauken, New Jersey), Section 8 Assisted Housing Revenue Bonds
                 (Pennsauken Housing Associates - 1979 Elderly Project),
                 8.000%, 4/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.9%

  3,000,000    City of Albuquerque, New Mexico, Hospital System Revenue                      2/00 at 100         AAA      3,019,200
                 Bonds, 1992 Series B (Presbyterian Healthcare Services),
                 6.600%, 8/01/07

  4,445,000    City of Farmington, New Mexico, Pollution Control Revenue                    12/02 at 102         AAA      4,541,190
                 Refunding Bonds, 1992 Series A (Public Service Company
                 of New Mexico, San Juan and Four Corners Projects),
                 6.375%, 12/15/22
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.4%

               Metropolitan Transportation Authority, Commuter Facilities
               Revenue Bonds, Series 1992B:
  4,955,000      6.250%, 7/01/17 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA      5,276,134
  6,925,000      6.250%, 7/01/22 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA      7,373,809

  5,000,000    Metropolitan Transportation Authority, Commuter Facilities                7/04 at 101 1/2         AAA      5,419,700
                 Revenue Bonds, Series 1994A, 6.375%, 7/01/18
                (Pre-refunded to 7/01/04)

  5,945,000    The City of New York, General Obligation Bonds, Fiscal 1992               8/02 at 101 1/2         AAA      6,368,938
                 Series C, Fixed Rate Bonds, Subseries C-1, 6.625%,
                 8/01/12 (Pre-refunded to 8/01/02)

     55,000    The City of New York, General Obligation Bonds, Fiscal 1992               8/02 at 101 1/2         AAA         58,361
                 Series C, 6.625%, 8/01/12

               The City of New York, General Obligation Bonds, Fiscal 1993
               Series E:
  2,435,000      6.000%, 5/15/16 (Pre-refunded to 5/15/03)                               5/03 at 101 1/2         AAA      2,584,168
    575,000      6.000%, 5/15/16                                                         5/03 at 101 1/2         AAA        579,422

               The City of New York, General Obligation Bonds, Fiscal 1992
               Series B:
    715,000      7.000%, 2/01/18 (Pre-refunded to 2/01/02)                               2/02 at 101 1/2         AAA        764,721
  3,035,000      7.000%, 2/01/18                                                         2/02 at 101 1/2         AAA      3,220,408

 19,500,000    New York City Municipal Water Finance Authority, Water and                    6/06 at 101         AAA     17,779,905
                 Sewer System Revenue Bonds, Series A, 5.375%, 6/15/26

               New York City Municipal Water Finance Authority, Water and Sewer
               Revenue Bonds, Fiscal 1992 Series A:
  3,010,000      6.750%, 6/15/16 (Pre-refunded to 6/15/01)                                   6/01 at 101         AAA      3,159,176
  3,320,000      6.750%, 6/15/16                                                             6/01 at 101         AAA      3,449,745

  4,470,000    New York City Municipal Water Finance Authority, Water and                6/02 at 101 1/2         AAA      4,391,999
                 Sewer System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

  3,900,000    New York City Transit Authority, Transit Facilities Refunding                No Opt. Call         AAA      3,682,809
                 Revenue Bonds, Series 1993 (Livingston Plaza Project),
                 5.400%, 1/01/18

               New York City Industrial Development Agency, Civic Facility
               Revenue Bonds (USTA National Tennis Center Incorporated Project):
  3,500,000      6.500%, 11/15/10                                                           11/04 at 102         AAA      3,789,240
  3,000,000      6.600%, 11/15/11                                                           11/04 at 102         AAA      3,261,180

  2,000,000    Dormitory Authority of the State of New York, Victory                         8/09 at 101         AAA      1,845,420
                 Memorial Hospital, FHA-Insured Mortgage Hospital Revenue
                 Bonds, Series 1999, 5.250%, 8/01/15

  6,060,000    New York State Urban Development Corporation, Correctional                    1/09 at 101         AAA      5,997,582
                 Facilities Service Contract Revenue Bonds, Series C,
                 5.875%, 1/01/19

  5,240,000    Triborough Bridge and Tunnel Authority, Special Obligation                    1/01 at 102         AAA      5,464,534
                 Refunding Bonds, Series 1991B, 6.875%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 0.3%

  2,500,000    Dublin City School District, Franklin, Delaware and Union                    12/02 at 102         AAA      2,671,875
                 Counties, Ohio, Various Purpose School Building Construction and
                 Improvement Bonds (General Obligation - Unlimited Tax), 6.200%,
                 12/01/19 (Pre-refunded to 12/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 1.0%

 19,975,000    The McAlester Public Works Authority (Oklahoma), Utility                  2/09 at 31 1/32         Aaa      2,850,233
                 System Refunding and Improvement Revenue Bonds, Series 1999A,
                 0.000%, 2/01/30

Portfolio of Investments (Unaudited)
Nuveen Insured Municipal Bond Fund (continued)
October 31, 1999

 Principal                                                                                 Optional Call                     Market
    Amount     Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma (continued)

$    90,000    Muskogee County Home Finance Authority (Oklahoma), Single Family              6/00 at 102         AAA    $    92,295
                 Mortgage Revenue Refunding Bonds, Series 1990A, 7.600%, 12/01/10

  5,000,000    Oklahoma Industries Authority, Health System Revenue Bonds (Obligated         8/05 at 102         AAA      5,236,250
                 Group consisting of Baptist Medical Center of Oklahoma, Inc., South
                 Oklahoma City Hospital Corporation and Baptist Rural Health System,
                 Inc.), Fixed Rate Bonds, 6.250%, 8/15/12

-----------------------------------------------------------------------------------------------------------------------------------
               Oregon - 1.2%

 10,000,000    The Port of Portland (Oregon), Portland International Airport Passenger       7/09 at 101         AAA      9,402,400
                 Facility Charge Revenue Bonds, Series 1999A, 5.500%, 7/01/24

-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 1.1%

  3,000,000    North Penn Water Authority (Montgomery County, Pennsylvania), Water          11/04 at 101         AAA      3,330,480
                 Revenue Bonds, Series of 1994, 7.000%, 11/01/24 (Pre-refunded to
                 11/01/04)

  3,900,000    The Philadelphia Municipal Authority, Philadelphia, Pennsylvania,            11/01 at 102         AAA      4,192,812
                 Justice Lease Revenue Bonds, 1991 Series B, 7.125%, 11/15/18
                 (Pre-refunded to 11/15/01)

  1,000,000    Washington County Hospital Authority (Pennsylvania), Hospital Revenue         7/00 at 102         AAA      1,036,260
                 Refunding Bonds, Series A of 1990 (The Washington Hospital Project),
                 7.150%, 7/01/17

-----------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 0.5%

  3,750,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General    7/02 at 101 1/2         AAA      4,030,763
                 Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 2.6%

  4,000,000    City of Cranston, Rhode Island, General Obligation Bonds, 7.200%,         7/01 at 101 1/2         AAA      4,252,840
                 7/15/11 (Pre-refunded to 7/15/01)

  3,130,000    Kent County Water Authority (Rhode Island), General Revenue Bonds,            7/04 at 102         AAA      3,304,059
                 1994 Series A, 6.350%, 7/15/14

  1,000,000    Providence Housing Development Corporation, Mortgage Revenue Refunding        7/04 at 102         AAA      1,053,150
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Barbara Jordan
                 Apartments Project, Providence, Rhode Island), 6.650%, 7/01/15

  2,250,000    Rhode Island Depositors Economic Corporation, Special Obligation Bonds,       8/02 at 102         AAA      2,419,830
                 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)

 10,000,000    Rhode Island Clean Water Finance Agency, Wastewater Treatment System          9/07 at 102         AAA      9,566,700
                 Revenue Bonds (City of Cranston/Riton Ocean State LLC Project),
                 Series 1997, 5.800%, 9/01/22 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 2.9%

               Charleston County, South Carolina, Charleston Public Facilities
               Corporation, Certificates of Participation, Series 1994B:
  1,430,000      6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                   6/04 at 102         AAA      1,582,896
  2,385,000      7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                   6/04 at 102         AAA      2,651,142

               Charleston County, South Carolina, Charleston Public Facilities
               Corporation, Certificates of Participation, Series 1994B:
     70,000      6.875%, 6/01/14                                                             6/04 at 102         AAA         75,924
    115,000      7.000%, 6/01/19                                                             6/04 at 102         AAA        124,943

  5,435,000    Greenville Memorial Auditorium District Public Facilities Corporation,        3/06 at 102         AAA      5,768,274
                 South Carolina, Certificates of Participation (Bi-Lo Center Project),
                 Series 1996B, 5.750%, 3/01/22 (Pre-refunded to 3/01/06)

 12,000,000    Orangburg County, South Carolina, Solid Waste Disposal Facilities Revenue    11/02 at 101         AAA     11,301,840
                 Bonds, (South Carolina Electric and Gas Company Project), Series 1994,
                 5.700%, 11/01/24 (Alternative Minimum Tax)

  2,000,000    City of Rock Hill, South Carolina, Combined Utility System Revenue Bonds,     1/01 at 102         AAA      2,064,340
                 Series 1991, 6.375%, 1/01/15

-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 7.7%

  3,000,000    Bexar County Health Facilities Development Corporation, Hospital Revenue      8/04 at 102         AAA      3,308,340
                 Bonds (Baptist Memorial Hospital System Project), Series 1994, 6.750%,
                 8/15/19 (Pre-refunded to 8/15/04)

 12,000,000    Harris County Health Facilities Development Corporation, Revenue Bonds        7/09 at 101         AAA     10,833,000
                 (CHRISTUS Health), Series 1999A, 5.375%, 7/01/24



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

 $4,575,000    Harris County, Texas, Toll Road Senior Lien Revenue Refunding                 8/02 at 102         AAA    $ 4,907,557
                 Bonds, Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

  1,000,000    Harris County Hospital District, Refunding Revenue Bonds,                    No Opt. Call         AAA      1,138,010
                 Texas, Series 1990, 7.400%, 2/15/10

    500,000    City of Houston, Texas, Senior Lien Hotel Occupancy Tax and Parking           7/01 at 100         AAA        522,380
                 Facilities,  Fixed Rate Revenue Bonds, Series 1985, Custodial
                 Receipts, Series A, 7.000%, 7/01/15 (Pre-refunded to 7/01/01)

    600,000    Lower Colorado River Authority, Priority Refunding Revenue                    1/01 at 102         AAA        630,648
                 Bonds, Series 1991B, 7.000%, 1/01/11 (Pre-refunded to 1/01/01)

    225,000    Lower Colorado River Authority, Priority Refunding Revenue                    1/01 at 102         AAA        235,580
                 Bonds, Series 1991B, 7.000%, 1/01/11

               Ratama Development Corporation, Special Facilities Revenue Bonds
               (Retama Park Racetrack Project), Series 1993:
  9,715,000      8.750%, 12/15/18                                                           No Opt. Call         AAA     12,928,625
  5,405,000      10.000%, 12/15/20                                                          No Opt. Call         AAA      8,047,721

  2,000,000    City of San Antonio Higher Education Authority, Inc., Higher                  5/09 at 101         AAA      1,810,540
                 Education Revenue and Refunding Bonds (St. Mary's University Project),
                 Series 1999, 5.250%, 5/15/19

  5,000,000    Tarrant County Health Facilities Development Corporation,                    No Opt. Call         AAA      5,002,800
                 Hospital Revenue Refunding and Improvement Bonds (Fort Worth
                 Osteopathic Hospital, Inc. Project), Series 1993, 6.000%, 5/15/21

  6,080,000    Texas Health Facilities Development Corporation, Hospital                     8/03 at 102         AAA      6,110,035
                 Revenue Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                 Series 1993B, 6.250%, 8/15/22

  2,550,000    Tyler Health Facilities Development Corporation, Hospital                    11/07 at 102         AAA      2,376,269
                 Revenue Bonds (East Texas Medical Center Regional Healthcare
                 System Project), Series 1997B, 5.600%, 11/01/27

  4,930,000    Tyler Health Facilities Development Corporation, Hospital Revenue             2/09 at 102         AAA      4,417,181
                 Bonds (East Texas Medical Center Regional Healthcare System Project),
                 Series 1997D (Remarketed), 5.375%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 2.1%

  8,530,000    Municipal Building Authority of Salt Lake City, Salt Lake County,             1/09 at 101         AAA      7,887,520
                 Utah, Lease Revenue Bonds (Municipal Improvements and Refunding Project),
                 Series 1999A, 5.400%, 10/15/19

  3,055,000    State of Utah, State Building Ownership Authority, Lease Revenue             11/05 at 100         AAA      3,211,355
                 Bonds (State Facilities Master Lease Program), Series 1995A,
                 5.750%, 5/15/18 (Pre-refunded to 11/15/05)

     35,000    Utah Housing Finance Agency, Single Family Mortgage Senior Bonds,            No Opt. Call         AAA         35,721
                 1988 Issue C (Federally Insured or Guaranteed Mortgage Loans),
                 8.375%, 7/01/19

  2,500,000    Utah Water Finance Agency, Revenue Bonds (Pooled Loan Financing              10/09 at 100         AAA      2,265,025
                 Program), Series 1999A, 5.400%, 10/01/24

  3,500,000    White City Water Improvement District, Salt Lake County, Utah,                2/05 at 100         AAA      3,795,155
                 General Obligation Water Bonds, Series 1995, 6.600%,
                 2/01/25 (Pre-refunded to 2/01/05)
------------------------------------------------------------------------------------------------------------------------------------
               Vermont - 1.1%

  9,235,000    Vermont Housing Finance Agency, Single Family Housing Bonds, Series 9,    6/07 at 101 1/2         AAA      9,047,899
                 5.900%, 5/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 3.1%

  1,000,000    City of Marysville, Washington, Water and Sewer Revenue Bonds,               12/03 at 100         AAA      1,089,840
                 Series 1991, 7.000%, 12/01/11 (Pre-refunded to 12/01/03)

               Port of Seattle (Washington), Special Facility Revenue Bonds
               (Terminal 18 Project), Series 1999C:
  8,775,000      6.000%, 9/01/20 (Alternative Minimum Tax)                                   3/10 at 101         AAA      8,635,822
  7,935,000      6.250%, 9/01/26 (Alternative Minimum Tax)                                   3/10 at 101         AAA      7,982,210

  5,000,000    Washington Public Power Supply System, Nuclear Project No. 2                 No Opt. Call         AAA      5,123,400
                 Refunding Revenue Bonds, Series 1993B, 5.400%, 7/01/05

  2,000,000    Bellingham School District No. 501, Whatcom County, Washington,              12/04 at 100         AAA      2,129,900
                 Unlimited Tax General Obligation Bonds, Series 1994, 6.125%,
                 12/01/13 (Pre-refunded to 12/01/04)

Portfolio of Investments (Unaudited)

October 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.4%

$  2,000,000   City of Superior, Wisconsin, Limited Obligation Refunding Revenue            No Opt. Call         AAA   $  2,231,200
                 Bonds (Midwest Energy Resources Company Project), Series E-1991
                 (Collateralized), 6.900%, 8/01/21

   1,000,000   Three Lakes School District General Obligation Bonds, 6.750%, 4/01/12         4/03 at 100         AAA      1,071,070
                 (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.3%

   2,000,000   The Trustees of the University of Wyoming, Facilities Revenue Bonds,          6/00 at 101         AAA      2,057,080
                 Series 1991, 7.100%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
$888,155,000   Total Investments - (cost $794,347,324) - 100.6%                                                         811,743,001
============-----------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 2.4%

$  9,600,000   Delaware Economic Development Authority (Delmarva Power and Light Company),                    VMIG-1      9,600,000
                 Variable Rate Demand Bonds, 3.700%, 10/01/17+ (Alternative Minimum Tax)

   9,800,000   New Jersey Economic Development Authority (Dow Chemical), Series 1984A,                           P-1      9,800,000
                 Variable Rate Demand Bonds, 3.500%, 5/01/01+
-----------------------------------------------------------------------------------------------------------------------------------
$ 19,400,000   Total Short-Term Investments - (cost $19,400,000)                                                         19,400,000
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (3.0)%                                                                   (24,187,126)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $806,955,885
               ====================================================================================================================

     All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

(DD) Security purchased on a delayed delivery basis (note 1).

(WI) Security purchased on a when-issued basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
October 31, 1999

                                                                                  Intermediate
                                                                                      Duration           Insured
                                                                                Municipal Bond    Municipal Bond
----------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                   $2,669,144,108      $811,743,001
Temporary investments in short-term municipal securities, at amortized cost,
  which approximates market value (note 1)                                          16,500,000        19,400,000
Receivables:
  Interest                                                                          51,655,413        14,562,710
  Investments sold                                                                  22,571,700         7,280,760
  Shares sold                                                                          770,833         1,293,831
Other assets                                                                           327,406           127,808
----------------------------------------------------------------------------------------------------------------
     Total assets                                                                2,760,969,460       854,408,110
----------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                       6,362,539         2,101,738
Payables:
  Investments purchased                                                              7,297,650        41,671,852
  Shares redeemed                                                                    1,976,526           711,449
Accrued expenses:
  Management fees (note 6)                                                           1,051,267           326,790
  12b-1 distribution and service fees (notes 1 and 6)                                   32,919            38,072
  Other                                                                                616,444           290,810
Dividends payable                                                                    9,039,873         2,311,514
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                              26,377,218        47,452,225
----------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $2,734,592,242      $806,955,885
================================================================================================================
Class A Shares (note 1)
Net assets                                                                      $  119,707,136      $114,022,932
Shares outstanding                                                                  13,416,411        10,974,558
Net asset value and redemption price per share                                  $         8.92      $      10.39
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                              $         9.31      $      10.85
================================================================================================================
Class B Shares (note 1)
Net assets                                                                      $   11,666,987      $ 15,714,805
Shares outstanding                                                                   1,307,382         1,511,834
Net asset value, offering and redemption price per share                        $         8.92      $      10.39
================================================================================================================
Class C Shares (note 1)
Net assets                                                                      $    6,856,998      $ 10,720,653
Shares outstanding                                                                     769,053         1,041,524
Net asset value, offering and redemption price per share                        $         8.92      $      10.29
================================================================================================================
Class R Shares (note 1)
Net assets                                                                      $2,596,361,121      $666,497,495
Shares outstanding                                                                 290,775,122        64,379,274
Net asset value, offering and redemption price per share                        $         8.93      $      10.35
================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended October 31, 1999

                                                                           Intermediate
                                                                               Duration            Insured
                                                                         Municipal Bond     Municipal Bond
----------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                $  81,258,727       $ 24,135,541
----------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                      6,461,276          1,990,302
12b-1 service fees - Class A (notes 1 and 6)                                    122,134            111,036
12b-1 distribution and service fees - Class B (notes 1 and 6)                    53,691             69,834
12b-1 distribution and service fees - Class C (notes 1 and 6)                    26,880             41,262
Shareholders' servicing agent fees and expenses                               1,100,383            364,818
Custodian's fees and expenses                                                   184,645             96,761
Trustees' fees and expenses (note 6)                                             31,981             12,835
Professional fees                                                                42,556             16,547
Shareholders' reports - printing and mailing expenses                           216,114             27,792
Federal and state registration fees                                              36,565             29,727
Portfolio insurance expense                                                          --             13,234
Other expenses                                                                   50,860              8,590
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                    8,327,085          2,782,738
 Custodian fee credit (note 1)                                                  (22,461)           (30,031)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                  8,304,624          2,752,707
----------------------------------------------------------------------------------------------------------
Net investment income                                                        72,954,103         21,382,834
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)          (883,579)        (5,511,154)
Net change in unrealized appreciation or depreciation of investments       (200,413,698)       (53,498,033)
----------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                           (201,297,277)       (59,009,187)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)in net assets from operations                      $(128,343,174)      $(37,626,353)
==========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                 Intermediate Duration
                                                                     Municipal Bond                 Insured Municipal Bond
                                                           ---------------------------------    -------------------------------
                                                           Six Months Ended       Year Ended    Six Months Ended     Year Ended
                                                                   10/31/99          4/30/99            10/31/99        4/30/99
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                        $   72,954,103   $  145,703,659        $ 21,382,834   $ 42,267,203
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                  (883,579)       9,886,226          (5,511,154)     1,889,114
Net change in unrealized appreciation or depreciation
  of investments                                               (200,413,698)      33,024,384         (53,498,033)     9,916,541
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations          (128,343,174)     188,614,269         (37,626,353)    54,072,858
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                        (2,964,642)      (5,110,885)         (2,760,967)    (4,814,934)
  Class B                                                          (227,331)        (259,255)           (308,537)      (375,574)
  Class C                                                          (151,722)        (250,362)           (243,570)      (396,974)
  Class R                                                       (68,653,267)    (139,355,083)        (18,141,991)   (36,432,960)
From accumulated net realized gains from investment
 transactions:
  Class A                                                                --         (276,503)                 --       (289,942)
  Class B                                                                --          (16,969)                 --        (28,707)
  Class C                                                                --          (15,972)                 --        (28,282)
  Class R                                                                --       (7,337,232)                 --     (2,094,492)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders       (71,996,962)    (152,622,261)        (21,455,065)   (44,461,865)
-------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                 82,074,167      174,357,355          46,711,515     79,661,007
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                               53,930,242      116,641,699          13,645,369     29,306,392
-------------------------------------------------------------------------------------------------------------------------------
                                                                136,004,409      290,999,054          60,356,884    108,967,399
Cost of shares redeemed                                        (172,782,113)    (279,773,551)        (55,081,036)   (88,373,485)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                  (36,777,704)      11,225,503           5,275,848     20,593,914
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                          (237,117,840)      47,217,511         (53,805,570)    30,204,907
Net assets at the beginning of period                         2,971,710,082    2,924,492,571         860,761,455    830,556,548
-------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                              $2,734,592,242   $2,971,710,082        $806,955,885   $860,761,455
===============================================================================================================================
Balance of undistributed net investment income at the
  end of period                                              $    2,217,627   $    1,260,486        $    494,550   $    566,781
===============================================================================================================================

                                 See accompanying notes to financial statements.

1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration Municipal Bond") and the Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective November 24, 1999, Nuveen Municipal Bond Fund ("Municipal Bond") changed its name to Nuveen Intermediate Duration Municipal Bond Fund. Also effective November 24, 1999, the fund will invest in a diversified portfolio of investment grade quality bonds of various maturities with a weighted average duration of between three and 10 years. Both changes were approved by the Board of Trustees of Municipal Bond on November 4, 1999.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1999, Intermediate Duration Municipal Bond and Insured Municipal Bond had outstanding when-issued and delayed delivery purchase commitments of $7,297,650 and $35,681,213, respectively.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance

Insured Municipal Bond invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended October 31, 1999.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                 Intermediate Duration Municipal Bond
                                                                       ---------------------------------------------------------
                                                                        Six Months Ended 10/31/99        Year Ended 4/30/99
                                                                       ---------------------------   ---------------------------
                                                                            Shares          Amount        Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 1,891,669   $  17,541,395     3,884,851   $  37,318,567
 Class B                                                                   340,173       3,143,813       649,958       6,249,871
 Class C                                                                   123,261       1,133,811       358,434       3,445,814
 Class R                                                                 6,566,883      60,255,148    13,266,170     127,343,103
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   211,049       1,961,403       376,509       3,619,256
 Class B                                                                    11,783         109,453        16,794         161,493
 Class C                                                                    10,260          95,323        18,430         177,022
 Class R                                                                 5,563,475      51,764,063    11,717,295     112,683,928
--------------------------------------------------------------------------------------------------------------------------------
                                                                        14,718,553     136,004,409    30,288,441     290,999,054
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (1,265,452)    (11,679,455)   (1,942,093)    (18,655,868)
 Class B                                                                   (98,103)       (884,090)      (50,591)       (484,678)
 Class C                                                                  (116,021)     (1,066,556)     (142,641)     (1,371,429)
 Class R                                                               (17,218,561)   (159,152,012)  (26,989,392)   (259,261,576)
--------------------------------------------------------------------------------------------------------------------------------
                                                                       (18,698,137)   (172,782,113)  (29,124,717)   (279,773,551)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 (3,979,584)  $ (36,777,704)    1,163,724   $  11,225,503
================================================================================================================================

                                                                                        Insured Municipal Bond
                                                                       ---------------------------------------------------------
                                                                        Six Months Ended 10/31/99        Year Ended 4/30/99
                                                                       ---------------------------   ---------------------------
                                                                            Shares          Amount        Shares          Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 2,184,886   $  23,359,432     2,677,296   $  29,968,100
 Class B                                                                   433,542       4,644,314       822,802       9,209,496
 Class C                                                                   186,577       1,981,718       367,390       4,077,116
 Class R                                                                 1,569,683      16,726,051     3,266,237      36,406,295
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   147,723       1,597,932       281,935       3,161,785
 Class B                                                                    12,902         139,495        16,650         186,828
 Class C                                                                    13,023         139,507        24,527         272,429
 Class R                                                                 1,091,444      11,768,435     2,299,262      25,685,350
--------------------------------------------------------------------------------------------------------------------------------
                                                                         5,639,780      60,356,884     9,756,099     108,967,399
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                (1,217,730)    (13,140,492)   (1,302,533)    (14,580,513)
 Class B                                                                  (153,743)     (1,636,026)      (72,969)       (815,543)
 Class C                                                                  (148,717)     (1,575,797)     (137,020)     (1,519,584)
 Class R                                                                (3,625,283)    (38,728,721)   (6,411,557)    (71,457,845)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        (5,145,473)    (55,081,036)   (7,924,079)    (88,373,485)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               494,307   $   5,275,848     1,832,020   $  20,593,914
================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1999, to shareholders of record on November 9, 1999, as follows:

                                         Intermediate Duration          Insured
                                                Municipal Bond   Municipal Bond
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                               $.0375           $.0450
  Class B                                                .0315            .0385
  Class C                                                .0330            .0395
  Class R                                                .0390            .0465
===============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended October 31, 1999, were as follows:

                                         Intermediate Duration          Insured
                                                Municipal Bond   Municipal Bond
-------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                  $168,512,696     $213,644,866
  Short-term municipal securities                   78,200,000       61,300,000
Sales and maturities:
  Long-term municipal securities                   217,610,299      196,457,028
  Short-term municipal securities                   61,700,000       41,900,000
===============================================================================

At October 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                         Intermediate Duration          Insured
                                                Municipal Bond   Municipal Bond
-------------------------------------------------------------------------------
                                                $2,625,792,914     $813,822,744
===============================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 1999, were as follows:

                                         Intermediate Duration          Insured
                                                Municipal Bond   Municipal Bond
-------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                    $102,416,353     $ 31,288,749
  depreciation                                     (42,565,159)     (13,968,492)
-------------------------------------------------------------------------------
Net unrealized appreciation                       $ 59,851,194     $ 17,320,257
===============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                        Management Fee
------------------------------------------------------------------------------
For the first $125 million                                          .5000 of 1%
For the next $125 million                                           .4875 of 1
For the next $250 million                                           .4750 of 1
For the next $500 million                                           .4625 of 1
For the next $1 billion                                             .4500 of 1
For net assets over $2 billion                                      .4250 of 1
==============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Intermediate Duration Municipal Bond and .975 of 1% of the average daily net asset value of Insured Municipal Bond, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended October 31, 1999, John Nuveen & Co Incorporated (the "Distributor"), a wholly-owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $192,500 and $166,900 for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively, of which approximately $180,600 and $166,900, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 1999, the Distributor compensated authorized dealers directly with approximately $137,700 and $271,000 in commission advances at the time of purchase for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares collected during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 1999, the Distributor retained approximately $58,600 and $72,800 in such 12b-1 fees for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also retained approximately $10,800 and $21,700 of CDSC on share redemptions for Intermediate Duration Municipal Bond and Insured Municipal Bond, respectively, during the six months ended October 31, 1999.

7. Composition of Net Assets

At October 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                     Intermediate Duration           Insured
                                                                            Municipal Bond    Municipal Bond
------------------------------------------------------------------------------------------------------------
Capital paid-in                                                             $2,669,876,779      $793,078,000
Balance of undistributed net investment income                                   2,217,627           494,550
Accumulated net realized gain (loss) from investment transactions                2,646,642        (4,012,342)
Net unrealized appreciation of investments                                      59,851,194        17,395,677
------------------------------------------------------------------------------------------------------------
Net assets                                                                  $2,734,592,242      $806,955,885
============================================================================================================

8. Investment Composition

At October 31, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                                     Intermediate Duration           Insured
                                                                            Municipal Bond    Municipal Bond
------------------------------------------------------------------------------------------------------------
Education and Civic Organizations                                                        1%                5%
Health Care                                                                             16                15
Housing/Multifamily                                                                      8                 1
Housing/Single Family                                                                    5                 7
Tax Obligation/General                                                                   7                 8
Tax Obligation/Limited                                                                   9                10
Transportation                                                                           5                 7
U.S. Guaranteed                                                                         17                33
Utilities                                                                               24                 7
Water and Sewer                                                                          8                 6
Other                                                                                   --                 1
------------------------------------------------------------------------------------------------------------
                                                                                       100%              100%
============================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default (39% for Intermediate Duration Municipal Bond and 100% for Insured Municipal Bond). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

               Financial Highlights (Unaudited)


               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                            Investment Operations           Less Distributions
                         ---------------------------    -------------------------

INTERMEDIATE DURATION
MUNICIPAL BOND                           Net
                                   Realized/
                                  Unrealized
              Beginning      Net     Invest-                Net                      Ending
                    Net  Invest-        ment            Invest-                         Net
Year Ended        Asset     ment        Gain               ment   Capital             Asset   Total
April 30,         Value   Income       (Loss)   Total    Income     Gains    Total    Value  Return(c)
-----------------------------------------------------------------------------------------------------
Class A (6/95)
  2000 (g)        $9.57     $.23       $(.65)   $(.42)    $(.23)    $  --    $(.23)   $8.92   (4.49)%
  1999             9.46      .45         .13      .58      (.45)     (.02)    (.47)    9.57    6.28
  1998             9.14      .46         .35      .81      (.46)     (.03)    (.49)    9.46    9.00
  1997 (d)         9.24      .08        (.10)    (.02)     (.08)       --     (.08)    9.14    (.23)
  1997 (e)         9.28      .48          --      .48      (.47)     (.05)    (.52)    9.24    5.26
  1996 (f)         9.15      .34         .14      .48      (.32)     (.03)    (.35)    9.28    5.33
Class B (2/97)
  2000 (g)         9.57      .19        (.65)    (.46)     (.19)       --     (.19)    8.92   (4.86)
  1999             9.46      .38         .13      .51      (.38)     (.02)    (.40)    9.57    5.49
  1998             9.15      .38         .35      .73      (.39)     (.03)    (.42)    9.46    8.09
  1997 (d)         9.24      .09        (.11)    (.02)     (.07)       --     (.07)    9.15    (.25)
  1997 (f)         9.23      .03         .01      .04      (.03)       --     (.03)    9.24     .47
Class C (6/95)
  2000 (g)         9.57      .20        (.65)    (.45)     (.20)       --     (.20)    8.92   (4.76)
  1999             9.44      .40         .15      .55      (.40)     (.02)    (.42)    9.57    5.91
  1998             9.14      .40         .34      .74      (.41)     (.03)    (.44)    9.44    8.20
  1997 (d)         9.23      .07        (.09)    (.02)     (.07)       --     (.07)    9.14    (.21)
  1997 (e)         9.26      .42          --      .42      (.40)     (.05)    (.45)    9.23    4.64
  1996 (f)         9.15      .29         .13      .42      (.28)     (.03)    (.31)    9.26    4.59
Class R (11/76)
  2000 (g)         9.58      .24        (.66)    (.42)     (.23)       --     (.23)    8.93   (4.39)
  1999             9.46      .47         .14      .61      (.47)     (.02)    (.49)    9.58    6.59
  1998             9.15      .48         .34      .82      (.48)     (.03)    (.51)    9.46    9.09
  1997 (d)         9.24      .08        (.09)    (.01)     (.08)       --     (.08)    9.15    (.09)
  1997 (e)         9.28      .49         .01      .50      (.49)     (.05)    (.54)    9.24    5.53
  1996 (e)         9.00      .51         .31      .82      (.51)     (.03)    (.54)    9.28    9.31
  1995 (e)         9.28      .52        (.21)     .31      (.51)     (.08)    (.59)    9.00    3.60
-----------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                 Ratios/Supplemental Data
                     --------------------------------------------------------------------------------
                               Before Credit/          After             After Credit/
                               Reimbursement     Reimbursement (a)     Reimbursement (b)
                              ----------------   -----------------     -----------------
                                          Ratio                Ratio                Ratio
                                         of Net               of Net               of Net
                                        Invest-              Invest-              Invest-
                                Ratio      ment   Ratio of      ment   Ratio of      ment
                             Expenses    Income   Expenses    Income   Expenses    Income
                     Ending        to        to         to        to         to        to
                        Net   Average   Average    Average   Average    Average   Average   Portfolio
Year Ended           Assets       Net       Net        Net       Net        Net       Net    Turnover
April 30,              (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
-----------------------------------------------------------------------------------------------------
Class A (6/95)
  2000 (g)        $ 119,707       .76%*    4.89%*      .76%*    4.89%*      .76%*    4.89%*         6%
  1999              120,418       .77      4.71        .77      4.71        .77      4.71          12
  1998               97,029       .80      4.83        .80      4.83        .80      4.83          10
  1997 (d)           70,331       .77*     5.13*       .77*     5.13*       .77*     5.13*          2
  1997 (e)           68,204       .81      5.11        .81      5.11        .81      5.11          12
  1996 (f)           37,089       .86*     5.11*       .83*     5.14*       .83*     5.14*         17
Class B (2/97)
  2000 (g)           11,667      1.51*     4.15*      1.51*     4.15*      1.51*     4.15*          6
  1999               10,086      1.52      3.96       1.52      3.96       1.52      3.96          12
  1998                4,136      1.56      4.05       1.56      4.05       1.56      4.05          10
  1997 (d)              468      1.53*     4.39*      1.53*     4.39*      1.53*     4.39*          2
  1997 (f)               43      1.51*     5.23*      1.51*     5.23*      1.51*     5.23*         12
Class C (6/95)
  2000 (g)            6,857      1.31*     4.34*      1.31*     4.34*      1.31*     4.34*          6
  1999                7,191      1.32      4.15       1.32      4.15       1.32      4.15          12
  1998                4,886      1.35      4.29       1.35      4.29       1.35      4.29          10
  1997 (d)            5,360      1.32*     4.58*      1.32*     4.58*      1.32*     4.58*          2
  1997 (e)            5,039      1.54      4.37       1.54      4.37       1.54      4.37          12
  1996 (f)            1,915      1.64*     4.33*      1.58*     4.39*      1.58*     4.39*         17
Class R (11/76)
  2000 (g)        2,596,361       .56*     5.09*       .56*     5.09*       .56*     5.09*          6
  1999            2,834,016       .57      4.90        .57      4.90        .57      4.90          12
  1998            2,818,442       .60      5.04        .60      5.04        .60      5.04          10
  1997 (d)        2,774,648       .57*     5.33*       .57*     5.33*       .57*     5.33*          2
  1997 (e)        2,818,214       .57      5.35        .57      5.35        .57      5.35          12
  1996 (e)        2,878,641       .59      5.53        .59      5.53        .59      5.53          17
  1995 (e)        2,741,178       .59      5.79        .59      5.79        .59      5.79          17
-----------------------------------------------------------------------------------------------------

 *  Annualized.
(a) After expense reimbursement from the investment adviser, if applicable (note
    6).
(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 6).
(c) Total returns are calculated on net asset value without any sales charge and are not annualized.
(d) For the two months ended April 30.
(e) For the fiscal year ended February 28/29.
(f) From commencement of class operations as noted through February 28/29.
(g) For the six months ended October 31, 1999.

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                            Investment Operations                Less Distributions
                                       --------------------------------     ------------------------------
INSURED MUNICIPAL BOND                                   Net
                                                   Realized/
                                                  Unrealized
                           Beginning       Net       Invest-                    Net                             Ending
                                 Net   Invest-          ment                Invest-                                Net
Year Ended                     Asset      ment          Gain                   ment     Capital                  Asset      Total
April 30,                      Value    Income        (Loss)      Total      Income       Gains      Total       Value  Return(c)
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (g)                    $11.16      $.27         $(.77)     $(.50)      $(.27)      $  --      $(.27)     $10.39      (4.52)%
  1999                         11.03       .54           .16        .70        (.54)       (.03)      (.57)      11.16       6.43
  1998                         10.66       .54           .41        .95        (.55)       (.03)      (.58)      11.03       9.05
  1997 (d)                     10.82       .09          (.16)      (.07)       (.09)         --       (.09)      10.66       (.63)
  1997 (e)                     10.97       .56          (.13)       .43        (.54)       (.04)      (.58)      10.82       4.04
  1996 (e)                     10.40       .54           .57       1.11        (.54)         --       (.54)      10.97      10.90
  1995 (f)                     10.31       .26           .12        .38        (.27)       (.02)      (.29)      10.40       3.84
Class B (2/97)
  2000 (g)                     11.16       .23          (.77)      (.54)       (.23)         --       (.23)      10.39      (4.90)
  1999                         11.03       .45           .16        .61        (.45)       (.03)      (.48)      11.16       5.63
  1998                         10.67       .46           .39        .85        (.46)       (.03)      (.49)      11.03       8.14
  1997 (d)                     10.82       .09          (.16)      (.07)       (.08)         --       (.08)      10.67       (.65)
  1997 (f)                     10.80       .04           .02        .06        (.04)         --       (.04)      10.82        .55
Class C (9/94)
  2000 (g)                     11.05       .24          (.76)      (.52)       (.24)         --       (.24)      10.29      (4.77)
  1999                         10.92       .47           .16        .63        (.47)       (.03)      (.50)      11.05       5.86
  1998                         10.56       .48           .39        .87        (.48)       (.03)      (.51)      10.92       8.39
  1997 (d)                     10.72       .08          (.16)      (.08)       (.08)         --       (.08)      10.56       (.73)
  1997 (e)                     10.85       .46          (.09)       .37        (.46)       (.04)      (.50)      10.72       3.48
  1996 (e)                     10.31       .46           .54       1.00        (.46)         --       (.46)      10.85       9.88
  1995 (f)                     10.29       .23           .08        .31        (.27)       (.02)      (.29)      10.31       3.09
Class R (12/86)
  2000 (g)                     11.11       .28          (.76)      (.48)       (.28)         --       (.28)      10.35      (4.37)
  1999                         10.98       .56           .15        .71        (.55)       (.03)      (.58)      11.11       6.62
  1998                         10.62       .56           .39        .95        (.56)       (.03)      (.59)      10.98       9.17
  1997 (d)                     10.78       .09          (.15)      (.06)       (.10)         --       (.10)      10.62       (.60)
  1997 (e)                     10.92       .57          (.11)       .46        (.56)       (.04)      (.60)      10.78       4.38
  1996 (e)                     10.38       .57           .54       1.11        (.57)         --       (.57)      10.92      10.94
  1995 (e)                     10.81       .57          (.40)       .17        (.58)       (.02)      (.60)      10.38       1.85
=================================================================================================================================

Class (Inception Date)
                                                 Ratios/Supplemental Data
                          -------------------------------------------------------------------------------------------------------
                                         Before Credit/                  After                   After Credit/
                                         Reimbursement              Reimbursement (a)          Reimbursement (b)
                                     ----------------------      ----------------------      ----------------------
                                                      Ratio                       Ratio                       Ratio
                                                     of Net                      of Net                      of Net
                                                    Invest-                     Invest-                     Invest-
                                      Ratio of         ment      Ratio of          ment      Ratio of          ment
                                      Expenses       Income      Expenses        Income      Expenses        Income
                            Ending          to           to            to            to            to            to
                               Net     Average      Average       Average       Average       Average       Average     Portfolio
Year Ended                  Assets         Net          Net           Net           Net           Net           Net      Turnover
April 30,                    (000)      Assets       Assets        Assets        Assets        Assets        Assets          Rate
----------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (g)                $114,023         .81%*       4.94%*         .81%*        4.94%*         .80%*        4.95%*          24%
  1999                     109,986         .81         4.80           .81          4.80           .81          4.80            13
  1998                      90,459         .86         4.91           .86          4.91           .86          4.91            40
  1997 (d)                  69,291         .84*        5.12*          .84*         5.12*          .84*         5.12*           12
  1997 (e)                  68,268         .87         5.07           .87          5.07           .87          5.07            35
  1996 (e)                  46,943         .92         5.00           .91          5.01           .91          5.01            27
  1995 (f)                  14,097        1.27*        5.28*         1.00*         5.55*         1.00*         5.55*           25
Class B (2/97)
  2000 (g)                  15,715        1.56*        4.20*         1.56*         4.20*         1.55*         4.20*           24
  1999                      13,602        1.56         4.05          1.56          4.05          1.56          4.05            13
  1998                       4,992        1.61         4.14          1.61          4.14          1.61          4.14            40
  1997 (d)                     488        1.59*        4.36*         1.59*         4.36*         1.59*         4.36*           12
  1997 (f)                     228        1.58*        4.84*         1.58*         4.84*         1.58*         4.84*           35
Class C (9/94)
  2000 (g)                  10,721        1.36*        4.39*         1.36*         4.39*         1.35*         4.40*           24
  1999                      10,947        1.36         4.25          1.36          4.25          1.36          4.25            13
  1998                       8,037        1.41         4.36          1.41          4.36          1.41          4.36            40
  1997 (d)                   5,615        1.39*        4.57*         1.39*         4.57*         1.39*         4.57*           12
  1997 (e)                   5,448        1.61         4.33          1.61          4.33          1.61          4.33            35
  1996 (e)                   5,151        1.63         4.34          1.63          4.34          1.63          4.34            27
  1995 (f)                   3,979        1.75*        4.83*         1.75*         4.83*         1.75*         4.83*           25
Class R (12/86)
  2000 (g)                 666,497         .61*        5.14*          .61*         5.14*          .60*         5.15*           24
  1999                     726,228         .62         5.00           .62          5.00           .62          5.00            13
  1998                     727,068         .66         5.12           .66          5.12           .66          5.12            40
  1997 (d)                 714,622         .64*        5.31*          .64*         5.31*          .64*         5.31*           12
  1997 (e)                 732,587         .63         5.31           .63          5.31           .63          5.31            35
  1996 (e)                 761,936         .63         5.33           .63          5.33           .63          5.33            27
  1995 (e)                 736,702         .64         5.67           .64          5.67           .64          5.67            25
=================================================================================================================================

* Annualized.
(a) After expense reimbursement from the investment adviser, if applicable (note 6).
(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 6).
(c) Total returns are calculated on net asset value without any sales charge and are not annualized.
(d) For the two months ended April 30.
(e) For the fiscal year ended February 28/29.
(f) From commencement of class operations as noted through February 28/29.
(g) For the six months ended October 31, 1999.

Fund Information


Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving

Investors for Generations

[Picture of John Nuveen, Sr.]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com                                                      VSA-N1-10-99

                                            October 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Nuveen Municipal Bond Funds

[Photo Appears Here]

Dependable, tax-free income to help you keep more of what you earn.


All-American
Municipal Bond Fund

Intermediate
Municipal Bond Fund

Limited Term
Municipal Bond Fund

High Yield
Municipal Bond Fund



 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents
 1  Dear Shareholder
 3  From the Portfolio Managers' Perspective:
       Nuveen Flagship All-American
       Municipal Bond Fund
       Nuveen Flagship Intermediate
       Municipal Bond Fund
       Nuveen Flagship Limited Term
       Municipal Bond Fund
 7  Nuveen Flagship All-American Municipal
    Bond Fund Spotlight
 8  Nuveen Flagship Intermediate Municipal
    Bond Fund Spotlight
 9  Nuveen Flagship Limited Term Municipal Bond
    Fund Spotlight
10  From the Portfolio Manager's Perspective
       Nuveen High Yield Municipal Bond Fund
13  Nuveen High Yield Municipal Bond Fund
    Spotlight
14  Portfolio of Investments
42  Statement of Net Assets
43  Statement of Operations
44  Statement of Changes in Net Assets
46  Notes to Financial Statements
52  Financial Highlights
56  Building a Better Portfolio
57  Fund Information

DEAR

Shareholder

[Photo of Timothy R. Schwertfeger]
Timothy R. Schwertfeger
Chairman of the Board

By the time you read this report, we'll have entered a new millennium. Besides trying to decide where it is we wanted to be when the clock struck midnight, this whole event put the concept of time in front of us all.
We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we thought we would have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.


I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium. Briefly, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

  At this writing, all efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

  We worked closely with our service providers, transfer agent and custodian to monitor the readiness of their systems, as well as address any remaining internal systems issues. By the time you read this report, we should have faced January 3, 2000, the first business day of the year, and it should have been "business as usual."

  The Securities and Exchange Commission (SEC), which oversees the securities industry, has taken significant steps to help the financial industry make a smooth transition to the Y2K. First, the SEC required all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to operate their systems at and after the turn of the century.

  In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

  While we cannot anticipate all possibilities, our systems are in place and ready to handle Y2K. We look forward to helping you achieve your financial goals in the new millennium.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semiannual fiscal period ended October 31, 1999.




                                                       SEMIANNUAL REPORT  page 1

"Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

  Until fairly recently, the U.S. economy has been characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

  Concerns, however, about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

  We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the U.S. economic slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the sudden spikes in the April and September 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to preempt this inflation threat, the Federal Reserve has moved to raise the federal funds rate to 5.50%. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

     At the end of October 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 98.64%, compared with the historical average of 89.4% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds -- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

     In the coming months, we expect to see a healthy supply of new municipal bonds, although total volume is expected to drop from the near-record levels of 1998. This is due to the dramatic decrease in the refunding of existing bonds in the wake of higher interest rates compared to last August.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
December 15, 1999



SEMIANNUAL REPORT  page 2

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND
NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND
NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND


From the Portfolio Managers' Perspective


Rising interest rates put pressure on all bonds during the six months ended October 31, 1999, and municipal bonds were no exception. Rick Huber, portfolio manager of Nuveen Flagship All-American Municipal Bond Fund and Nuveen Flagship Limited Term Municipal Bond Fund, and Paul Brennan, portfolio manager of Nuveen Flagship Intermediate Municipal Bond Fund, discuss the economic environment in which the funds participated in, as well as their funds' performance and key investment strategies.


Q What economic factors affected the municipal bond market from May 1, 1999, through October 31, 1999?

RICK Early on, a stronger-than-expected U.S. economy helped fan inflationary fears. In addition, economies across the globe - especially Japan's - showed evidence of being on the mend. In response to inflation and interest rate jitters, investors pushed bond yields higher. Rising interest rates caused the bond market to post one of its worst years since 1994, a year when the Federal Reserve Board (the Fed) raised short-term interest rates on six separate occasions.

          In an effort to cool off any brewing inflationary pressures, the Fed raised short-term interest rates by 25 basis points, or 0.25%, in late June and again in August. A third hike followed on November 16, just after the funds' reporting period ended. The Fed indicated that the rate increases were a reversal of the rate cuts it made in 1998 when global economic and market instability threatened to derail the U.S. economy.

PAUL The Fed remarked that the actions "should markedly diminish the risk of rising inflation going forward." Those reassurances, however, did little to cheer the bond market, and, as Rick mentioned, inflationary worries and investors pushed bond yields higher and bond prices lower in response.

          Like their taxable counterparts, municipal bonds struggled against the unfavorable interest rate backdrop. After beginning June fairly valued, flagging demand for municipals from certain professional investors caused them to steadily cheapen relative to U.S. Treasuries.

Q Rick, how did Nuveen Flagship All-American Municipal Bond Fund perform during the period?

RICK For the six-month period ended October 31, 1999, the fund reported a loss of 5.82% for Class A shares on net asset value and a 4.38% loss for the one-year period. Those returns compare to the 5.29% and 4.17% losses for the Lipper General Municipal Bond Peer Group for the six-month and one-year periods, respectively.**

          As of October 31, 1999, the fund's SEC 30-day yield was 5.14%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.45% on a taxable investment.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for municipal investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Flagship All-American, Intermediate and Limited Term Municipal Bond Funds.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal period ended October 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT  page 3

"Weak bond pricing and rising rates provided us with the opportunity to do some selling that was beneficial from a tax standpoint."

Q Rick, how did Nuveen Flagship Limited Term Municipal Bond Fund perform during its fiscal period?

RICK For the six-month period ended October 31, 1999, the total return* for Class A shares on net asset value was -1.40%; for the one-year period, the return was 0.03%. Shareholders in the 31% federal income tax bracket would have had to earn a total return of -0.41% on a taxable investment to have earned the equivalent of their fund's tax-exempt total return for the six-year period and 2.06% for the one-year period.

          As of October 31, 1999, the fund's SEC 30-day yield was 4.20%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 6.09% on a taxable investment.


Q What key strategies did you and your team use in managing the Nuveen Flagship All-American Municipal Bond Fund and the Nuveen Flagship Limited Term Municipal Bond Fund?

RICK We kept the duration of both funds roughly neutral to the market. We don't want to take a position as to where interest rates are headed long term. A bond's duration measures its price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive it is to changes in interest rates. By maintaining a neutral duration, rather than a longer duration, we were able to mitigate the effects of rising interest rates.

          Maintaining a competitive distribution yield was also a main focus for both funds. For example, in the Limited Term Fund we purchased bonds with mandatory "put options," which allows us to sell back the bonds to their issuers at a stated price. These bonds provided significantly higher yields and have limited interest-rate exposure.


Q  What opportunities did the municipal market's downturn present?

RICK Weak bond pricing and rising rates provided us with the opportunity to do some selling that was beneficial from a tax standpoint. During the period, we sold some of our underperforming bonds at a loss to offset capital gains incurred elsewhere in the fund. The proceeds were used to buy higher-yielding bonds, which helped to boost the fund's distribution yield.



NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

Top Five Sectors

  Utilities                          14%
----------------------------------------
  U.S. Guaranteed                    14%
----------------------------------------
  Education and Civic Organizations  13%
----------------------------------------
  Healthcare                         13%
----------------------------------------
  Transportation                     10%
----------------------------------------



NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND

Top Five Sectors

  Healthcare                         19%
----------------------------------------
  Transportation                     15%
----------------------------------------
  Tax Obligation (General)           14%
----------------------------------------
  Tax Obligation (Limited)           12%
----------------------------------------
  Utilities                          11%
----------------------------------------

NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

Top Five Sectors

  Utilities                          24%
----------------------------------------
  Healthcare                         20%
----------------------------------------
  Education and Civic Organizations  13%
----------------------------------------
  U.S. Guaranteed                     8%
----------------------------------------
  Tax Obligation (Limited)            8%
----------------------------------------


As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.


SEMIANNUAL REPORT  page 4

Q Paul, what can you tell us about Nuveen Flagship Intermediate Municipal Bond Fund's performance?

PAUL The fund reported a 3.61% loss for the six-month period ended October 31, 1999, and a 2.67% loss for the one-year period for Class A shares on net asset value. In comparison, the Lipper National Intermediate Municipal Fund category reported a 2.73% loss for the six-month period and a 1.48% loss for the one-year period.

     As of October 31, 1999, the fund's SEC 30-day yield was 4.83%. For investors in the 31% federal income tax bracket, that is equivalent to a yield of 7.00% on a taxable investment.

     As occasionally happens in investing, what has helped the portfolio over a longer-term period hurt it over the short run. By design, the portfolio's average duration is longer than that of its peer/s1/ as a way to maximize distribution yield. In the intermediate portion of the yield curve, an investor picks up a fair amount of additional yield for moving out each successive year of maturity. As interest rates rose, however, the fund's longer duration detracted somewhat from performance.

Q  What were some other strategies you pursued?

PAUL Like Nuveen Flagship All-American Municipal Bond Fund and Nuveen Flagship Intermediate Municipal Bond Fund, we focused on producing a stable, competitive yield distribution. In particular, we focused on non-callable bonds and bonds with a measure of call protection. That's helped insulate the fund from the untimely redemption of bonds that can occur when interest rates are on the decline.

     Because interest rates were on the rise and few investors were worried about bond's call features during the past six months, we were able to add call-protected bonds at prices that were extremely attractive. Furthermore, call-protected bonds tend to outpace callable bonds when rates fall, but generally fare no worse when rates climb, all else being equal.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the fiscal period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset any current gains, or be carried forward for up to eight years to offset future gains. Earlier in the year, before interest rates changed directions, some bond sales did in fact generate gains in the fund. We will use what losses we can against those gains to minimize the tax burden of shareholders.

     We also leveraged our considerable research capabilities and our position as a large municipal buyer to purchase attractively priced BBB-rated bonds. These bonds carry the lowest of the investment-grade ratings and generally offer the highest yields as a result.

     For example, after thorough research by our analysts, we purchased bonds at initial issuance for Tomball Regional Hospital, a small regional hospital in Texas. In addition to meeting our credit criteria, these bonds offered a very attractive purchase yield and are non-callable.


NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

Bond Credit Quality

   [PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed........  38%
AA.........................   4%
A..........................  19%
BBB/NR.....................  38%
Below Investment Grade.....   1%


As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.


                                                       SEMIANNUAL REPORT  page 5

Q: The fund is expected to pay a larger than usual capital gain to shareholders this year. Why did the fund generate larger capital gains than it has in the past?

PAUL: Earlier in the year, before interest rates rose, we had a lot of activity in the fund. Essentially, we sold bonds we purchased in prior years when rates were relatively higher. We executed the sales to raise cash in the fund and to help manage the portfolio's average maturity. These sales generated gains in the fund, which we have to pay out to shareholders.

     While we try to avoid taxable gains in a municipal bond fund, capital gains in and of themselves are not a bad sign. They mean the overall value of the fund is growing.

Q: What's ahead for these three Nuveen Flagship municipal bond funds?

PAUL: We will continue to seek out opportunities in the municipal market that will help us maintain the funds' dividends and total return. We also will look for pockets of opportunity to enhance call protection and to do tax loss selling when appropriate.

     From a historical perspective, municipals are priced quite attractively to their Treasury counterparts. To the extent that investors seek out value in the bond market, municipals could benefit. Municipals now trade, on average, at 96% of the yields of comparable Treasuries. For investors in the combined state and federal income tax rate of 40%, many municipal bonds offer a tax-equivalent yield above 9%.


1 At September 30, 1999, the Morningstar National Intermediate Fund category's average effective duration was 6.1 years, compared to Nuveen Flagship Intermediate Municipal Bond Fund's average effective duration of 6.76 years. Morningstar reports this figure quarterly, which is why 9/30/99 numbers are used.

* Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

** The Lipper Peer Group returns represent the average annualized returns of the funds in the applicable Lipper National Debt Fund category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.



SEMIANNUAL REPORT  page 6

NUVEEN FLAGSHIP ALL-AMERICAN MUNICIPAL BOND FUND

Fund Spotlight as of October 31, 1999

------------------------------------------------------------------------------------------
Quick Facts
------------------------------------------------------------------------------------------
                                      A Shares    B Shares       C Shares    R Shares
NAV                                     $10.49      $10.49         $10.47      $10.49
------------------------------------------------------------------------------------------
Fund Symbol                              FLAAX         N/A          FAACX         N/A
------------------------------------------------------------------------------------------
CUSIP                                67065Q889   67065Q871      67065Q863   67065Q855
------------------------------------------------------------------------------------------
Inception Date                           10/88        2/97           6/93        2/97
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total Returns (Annualized)/+/
------------------------------------------------------------------------------------------------
                                  A Shares                B Shares        C Shares     R Shares
                             NAV          Offer      w/o CDSC    w/CDSC     NAV          NAV
------------------------------------------------------------------------------------------------
1-Year                      -4.38%        -8.43%      -5.18%     -8.81%    -4.99%       -4.18%
------------------------------------------------------------------------------------------------
1-Year TER*                 -2.13%        -6.27%      -3.27%     -6.90%    -2.97%       -1.83%
------------------------------------------------------------------------------------------------
5-Year                       6.66%         5.75%       5.96%      5.80%     6.07%        6.78%
------------------------------------------------------------------------------------------------
5-Year TER*                  9.17%         8.24%       8.16%      8.01%     8.33%        9.35%
------------------------------------------------------------------------------------------------
10-Year                      7.36%         6.90%       6.88%      6.88%     6.76%        7.42%
------------------------------------------------------------------------------------------------
10-Year TER*                10.17%         9.69%       9.48%      9.48%     9.31%       10.26%
------------------------------------------------------------------------------------------------

+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

*    Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

----------------------------------------------------------------------------------
Tax-Free Yields
----------------------------------------------------------------------------------
                                 A Shares         B Shares   C Shares   R Shares
                             NAV         Offer      NAV        NAV        NAV
----------------------------------------------------------------------------------
Distribution Rate           5.38%        5.15%     4.58%      4.81%      5.61%
----------------------------------------------------------------------------------
SEC 30-Day Yield            5.14%        4.93%     4.39%      4.59%      5.35%
----------------------------------------------------------------------------------
Taxable Equivalent Yield    7.45%        7.14%     6.36%      6.65%      7.75%

----------------------------------------------
Monthly Tax-Free Dividends (Class A Shares)/./
----------------------------------------------

[BAR CHART APPEARS HERE]

11/1998         .0480
12/1998         .0480
 1/1999         .0470
 2/1999         .0470
 3/1999         .0470
 4/1999         .0470
 5/1999         .0470
 6/1999         .0470
 7/1999         .0470
 8/1999         .0470
 9/1999         .0470
10/1999         .0470

 .    The fund also paid shareholders capital gains distributions in November
     1998 of $0.0108 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received three, four and four stars for the three, five- and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,611 funds for the three-year period, 1,300 for the five-year period and 381 for the 10-year period.

-----------------------------
Morningstar Rating/TM/++
-----------------------------
****
Overall rating among 1,611 municipal bond funds as of 10/31/99


------------------------------------
Portfolio Statistics
------------------------------------

Total Net Assets        $404 million
------------------------------------
Average Effective
Maturity                 19.66 years
------------------------------------
Average Duration                9.33
------------------------------------

-------------------
Bond Credit Quality
-------------------

[Pie Chart Appears Here]

AAA/U.S.
Guaranteed........... 36%
AA...................  8%
A.................... 14%
BBB/NR............... 42%

As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.

----------------
Terms To Know
----------------

The following are a few terms used throughout this report.

Duration   A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates   The interest rate charged by banks to lend to other banks
needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond   A debt issued by a state, city, or other municipality to
finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield   A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield   The return an investor would have to realize on a
fully taxable investment to equal the stated yield on a tax-exempt investment.


                                                       SEMIANNUAL REPORT  page 7

NUVEEN FLAGSHIP INTERMEDIATE MUNICIPAL BOND FUND

Fund Spotlight as of October 31, 1999




Quick Facts

                                A Shares          C Shares         R Shares
NAV                               $10.36            $10.37           $10.35
---------------------------------------------------------------------------
Fund Symbol                        FINTX             FINCX              N/A
---------------------------------------------------------------------------
CUSIP                          67065Q814         67065Q798        67065Q780
---------------------------------------------------------------------------
Inception Date                      9/92             12/95             2/97
---------------------------------------------------------------------------


Total Returns (Annualized)+
                                        A Shares          C Shares    R Shares
                                     NAV        Offer        NAV         NAV
1-Year                             -2.67%      -5.62%      -3.20%      -2.51%
------------------------------------------------------------------------------
1-Year TER*                        -0.65%      -3.67%      -1.44%      -0.42%
------------------------------------------------------------------------------
5-Year                              6.23%       5.59%       5.67%       6.31%
------------------------------------------------------------------------------
5-Year TER*                         8.45%       7.79%       7.63%       8.57%
------------------------------------------------------------------------------
Since Inception                     6.02%       5.56%       5.44%       6.07%
------------------------------------------------------------------------------
Since Inception TER*                8.23%       7.77%       7.40%       8.32%
------------------------------------------------------------------------------

+ Class A shares returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

Tax-Free Yields
                                     A Shares       C Shares   R Shares
                                  NAV      Offer       NAV        NAV
Distribution Rate               4.86%      4.72%      4.28%      5.04%
-----------------------------------------------------------------------
SEC 30-Day Yield                4.83%      4.69%      4.28%      5.04%
-----------------------------------------------------------------------
Taxable Equivalent Yield        7.00%      6.80%      6.20%      7.30%



Morningstar Rating/TM/ ++
****
Overall rating among 1,611
municipal bond funds as
of 10/31/99


Portfolio Statistics

Total Net Assets              $60.2 million
-------------------------------------------
Average Effective Maturity     8.68 years
-------------------------------------------
Average Duration               6.72
-------------------------------------------


Bond Credit Quality

[PIE CHART]

AAA/U.S.
Guaranteed...........    36%
AA...................     6%
A....................    16%
BBB/NR...............    42%


As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.

Monthly Tax-Free Dividends (Class A Shares)*

                   [BAR CHART APPEARS HERE]

11/1998      .0420
12/1998      .0420
 1/1999      .0400
 2/1999      .0400
 3/1999      .0400
 4/1999      .0400
 5/1999      .0400
 6/1999      .0400
 7/1999      .0400
 8/1999      .0420
 9/1999      .0420
10/1999      .0420

* The fund also paid shareholders capital gains distributions in November 1998 of $0.0442 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three and five-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,611 funds for the three-year period, 1,300 for the five-year period and 381 for the 10-year period.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

SEMIANNUAL REPORT  page 8

NUVEEN FLAGSHIP LIMITED TERM MUNICIPAL BOND FUND

Fund Spotlight as of October 31, 1999

Quick Facts
                                A Shares        C Shares        R Shares
NAV                               $10.50          $10.49          $10.48
------------------------------------------------------------------------
Fund Symbol                        FLTDX           FLTCX             N/A
------------------------------------------------------------------------
CUSIP                          67065Q848       67065Q830       67065Q822
------------------------------------------------------------------------
Inception Date                     10/87           12/95            2/97
------------------------------------------------------------------------

Total Returns (Annualized)+

                                    A Shares         C Shares   R Shares
                                  NAV      Offer        NAV        NAV
1-Year                           0.03%     -2.46%     -0.30%      0.25%
------------------------------------------------------------------------
1-Year TER*                      2.06%     -0.48%      1.58%      2.39%
------------------------------------------------------------------------
5-Year                           4.99%      4.46%      4.64%      5.07%
------------------------------------------------------------------------
5-Year TER*                      7.14%      6.59%      6.64%      7.27%
------------------------------------------------------------------------
10-Year                          5.94%      5.67%      5.61%      5.98%
------------------------------------------------------------------------
10-Year TER*                     8.33%      8.06%      7.86%      8.40%
------------------------------------------------------------------------

+ Class A shares returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

Tax-Free Yields

                                   A Shares         C Shares   R Shares
                                 NAV       Offer       NAV        NAV
Distribution Rate               4.46%      4.35%      4.12%      4.69%
----------------------------------------------------------------------
SEC 30-Day Yield                4.20%      4.10%      3.85%      4.40%
----------------------------------------------------------------------
Taxable Equivalent Yield        6.09%      5.94%      5.58%      6.38%

Monthly Tax-Free Dividends (Class A Shares)[_]

[BAR CHART APPEARS HERE]

11/1998     .0425
12/1998     .0425
 1/1999     .0405
 2/1999     .0405
 3/1999     .0405
 4/1999     .0405
 5/1999     .0405
 6/1999     .0405
 7/1999     .0405
 8/1999     .0390
 9/1999     .0390
10/1999     .0390

 . The fund also paid shareholders net ordinary income distributions in November 1998 of $0.0008 per share.

Morningstar Rating/TM/++
*****
Overall rating among 1,611
municipal bond funds as
of 10/31/99

Portfolio Statistics

Total Net Assets   $522.4 million
---------------------------------
Average Effective
Maturity               4.73 years
---------------------------------
Average Duration             4.01
---------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four, four and five stars for the three, five- and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,611 funds for the three-year period, 1,300 for the five-year period and 381 for the 10-year period.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; typically the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond A debt issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                       SEMIANNUAL REPORT  page 9

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for municipal investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing on 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach is a key investment strategy for Nuveen High Yield Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's inception through October 31, 1999, unless otherwise noted. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

The Nuveen High Yield Municipal Bond Fund was launched in 1999 to help meet the goals of investors seeking a high level of current tax-free income. We recently spoke with Stephen Peterson, portfolio manager for the fund, about the fund's performance during its first fiscal reporting period ended October 31, 1999.


Q  What kind of municipal bond environment awaited the fund at its inception?

STEPHEN The Nuveen High Yield Municipal Bond Fund began operations amid an uncertain interest rate environment, yet when a strong supply of high-yield municipal bond issues were coming to market. This supply presented many opportunities despite the uncertain interest rate environment. This is especially true in the healthcare and project finance sectors.


Q Understanding that the fund has only been in existence for a short period, what kind of performance can you report for the fund?

STEPHEN For the period June 30, 1999, through October 31, 1999, the fund posted a 1.75% loss. The 59 funds in the Lipper High-Yield Municipal Debt Fund category* had a cumulative average loss of 3.01% for the same period.


Q Can you give some examples of the sectors and municipal bond issues the fund might invest in? Which purchases have performed well for the fund in this initial reporting period?

STEPHEN As of October 31, 1999, the fund is invested in a variety of sectors, including utilities, healthcare, higher education and economic development.

  One purchase the Nuveen research department brought to our attention was the City of Chicago Tax Increment Finance Bonds for the Irving/Cicero Redevelopment Project. As part of the city's economic development program, these bonds helped finance infrastructure improvements for a shopping center in an area with a long-established history as a major retail and commercial center.

  An energy-related example is Bay Shore Power Plant, a new facility being constructed, which, when completed, will be the lowest-cost producer of electricity in northern Ohio. The product of a joint venture between BP Amoco and First Energy, this issue is backed by strong demand and use, an attractive cost structure and the support of two strong parent companies.

  In the education realm, the fund invested in an issue of Waldorf College, a small Lutheran college in Iowa. For the first 75 years of its existence, Waldorf only offered a two-year Associate degree program, but has recently added several accelerated B.A. programs, which has increased demand for the program by potential students. A new college president brings significant fund raising and financial management experience, which is already helping to restore financial stability. Waldorf is a turnaround situation that has benefited the portfolio.

SEMIANNUAL REPORT  page 10

Q  Which sectors in the municipal bond market look particularly attractive?

STEPHEN In our search for securities that show promise, the healthcare sector looks attractive to us right now. Healthcare in general has suffered since the Balanced Budget Act of 1997 was passed, a bill that cut Medicare reimbursements and adversely affected hospital profits.

  In addition, technological innovation, while good news for patients, has also contributed to profit loss as new non-invasive procedures allow less time spent in hospital beds. However, Nuveen's research allows us to seek out competitive dynamics that make the difference, such as a hospital that is a sole provider in a smaller community. Less competition for services for an individual issuer can help compensate for sector risk.

  The oil industry has also improved based on improved commodity prices from OPEC-led production cutbacks that have turned a profit for oil producers. We believe prospects for the future are solid, especially with increasing demand from Asia as its economies improve.


Q When searching for securities for the fund, how do you strike a balance between high yields -- which help compensate investors for higher risk -- and issuers that have appreciation potential? Do you employ special strategies to help moderate risk?

STEPHEN Finding bonds that offer higher yields is only half the picture. In keeping with the fund's investment objective, we must find those bonds with higher yields. We must also find bonds that we believe offer attractive value in terms of their current yields, prices, credit quality, liquidity, and future prospects. I believe the key is thorough research. Thorough research helps to find issues that have not yet fully realized their potential. Nuveen research strives to do just that.

  One strategy is to try to maintain a relatively low average duration -- or sensitivity to interest rate changes -- for the fund. A lower duration may help limit the impact of the interest rate risk inherent in bond investing.

  Secondly, because of our strong working relationship with issuers and their investment bankers, Nuveen research has often been able to negotiate changes to bond structures that can strengthen bondholder security.

  In addition, through these relationships, we are able to obtain very current information on our holdings so that we can monitor their progress and, if necessary, proactively address any potential problems before they occur.

  An excellent example of this can be seen in the fund's holding of an issue of industrial development revenue bonds for a company called CanFibre, through the Erie County (NY) Development Authority. Although CanFibre is a private company, its unique objective for this new facility -- making wood products out of recycled wood fiber -- allows for financing through a tax-exempt bond issue.

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

Top Five Sectors

Utilities                          22%
--------------------------------------
Healthcare                         14%
--------------------------------------
Education and Civic Organizations  12%
--------------------------------------
Basic Materials                    11%
--------------------------------------
Housing/Multifamily                11%
--------------------------------------

As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.

"Thorough research helps to find issues that have not yet fully realized their potential. Nuveen research strives to do just that."

                                                      SEMIANNUAL REPORT  page 11

  This unique issue was offered only to a select group of sophisticated institutional investors, and Nuveen was prepared to make a sizable investment except for the fact that the issue did not initially meet our risk criteria.

  Because of Nuveen's potentially significant position in the issue, we were able to negotiate certain enhancements to quality, such as arranging for CanFibre to set up a reserve fund to ensure cash would be available during difficult times. We are happy to report that CanFibre has contributed significantly to the fund's income since inception.

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed... 8%
AA....................14%
A..................... 8%
BBB/NR................70%

As a percentage of long-term bond holdings as of October 31, 1999. Holdings are subject to change.


Q What is your outlook for the high-yield municipal bond market for the coming months?

STEPHEN Market activity should slow as the year winds to a close, since many investors large and small are sitting on cash in preparation for Y2K. But look for a rally as activity should pick up around mid-January to early February, and investors once more become eager to put their cash to work.

  New issue supply will likely pick up again. Being in a "new economy" of low inflation and low unemployment presents an unclear idea as to what the Federal Reserve decides next in the way of interest rates. However, we are generally bullish on interest rates as business cycles adjust to globalization and the new economy.

  All in all, we expect a certain amount of market ambiguity in the coming months, but we also believe this will bring more undervalued, underrated funds to our attention, and, consequently, more opportunity for Nuveen High Yield Municipal Bond Fund.

* The Lipper peer group return represents the average cumulative return of the 59 funds in the Lipper High Yield Municipal Debt Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charge.

SEMIANNUAL REPORT  page 12

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

Fund Spotlight as of October 31, 1999

Quick Facts

                                     A Shares         B Shares          C Shares           R Shares
NAV                                    $18.81           $18.77            $18.78             $18.80
---------------------------------------------------------------------------------------------------
Fund Symbol                               N/A              N/A               N/A                N/A
---------------------------------------------------------------------------------------------------
CUSIP                               67065Q749        67065Q756         67065Q764          67065Q772
---------------------------------------------------------------------------------------------------
Inception Date                           6/99             6/99              6/99               6/99
---------------------------------------------------------------------------------------------------

Total Returns (Cumulative)

                                   A Shares            B Shares            C Shares        R Shares
                                 NAV     Offer    w/o CDSC   w/CDSC    w/o CDSC   w/CDSC      NAV
Since Inception                -4.55%   -8.57%     -4.93%    -9.63%     -4.83%    -5.77%    -4.55%
---------------------------------------------------------------------------------------------------
Since Inception TER*           -3.91%   -7.96%     -4.38%    -9.08%     -4.26%    -5.20%    -3.90%
---------------------------------------------------------------------------------------------------

* Taxable Equivalent Return (Based on a federal income tax rate of 31%.)

Tax-Free Yields

                                       A Shares            B Shares      C Shares       R Shares
                                   NAV         Offer          NAV            NAV          NAV
Distribution Rate                 6.00%        5.75%         5.21%         5.43%         6.19%
----------------------------------------------------------------------------------------------
SEC 30-Day Yield                  6.02%        5.77%         5.21%         5.41%         6.25%
----------------------------------------------------------------------------------------------
Taxable Equivalent Yield          8.72%        8.36%         7.55%         7.84%         9.06%

Portfolio Statistics

Total Net Assets            $5.8 million
----------------------------------------
Average Effective Maturity   20.34 years
----------------------------------------
Average Duration                     9.2
----------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Duration A mathematical measure of the price sensitivity of a bond fund's portfolio to changes in interest rates. Duration is stated in years; the shorter the duration, the less price and return variability you can expect in the fund's price per share as interest rates change.

Federal Fund Rates The interest rate charged by banks to lend to other banks needing overnight loans; this figure is the most sensitive indicator of the direction of interest rates.

Municipal Bond An IOU issued by a state, city, or other municipality to finance public works such as the construction of roads or schools. The interest is usually free from federal income tax and may be free from state and local taxes as well.

SEC Yield A standardized measure of the current net market yields on a mutual fund's investment portfolio.

Taxable Equivalent Yield The return an investor would have to realize on a fully taxable investment to equal the stated yield on a tax-exempt investment.

                                                      SEMIANNUAL REPORT  page 13

Portfolio of Investments (Unaudited)
Nuveen Flagship All-American Municipal Bond Fund
October 31, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Alabama - 0.9%

$    25,000    Alabama Housing Finance Authority, Single Family Mortgage                     4/04 at 102         Aaa     $   25,923
                  Revenue Bonds (Collateralized Home Mortgage Revenue Bond Program),
                  1994 Series A-1, 6.600%, 4/01/19

    200,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/06 at 102         AAA        204,052
                  Series 1996, 6.100%, 10/01/13 (Alternative Minimum Tax)

    100,000    Alabama State Docks Department, Docks Facilities Revenue Bonds,              10/07 at 102         AAA         91,801
                  Series 1997, 5.375%, 10/01/17 (Alternative Minimum Tax)

    400,000    The Utilities Board of the City of Bayou La Batre (Alabama),                  3/07 at 102          AA        380,536
                  Water and Sewer Revenue Refunding and Improvement Bonds,
                  Series 1997, 5.750%, 3/01/27

  2,440,000    City of Birmingham, Alabama, General Obligation Bonds, Series                 6/09 at 101          AA      2,190,290
                  1999-B, 5.250%, 6/01/24

    100,000    The Industrial Development Board of the Town of Courtland (Alabama),          9/05 at 102        Baa1         97,968
                   Solid Waste Disposal Revenue Bonds (Champion International
                   Corporation Project), Series 1995A, 6.500%, 9/01/25
                   (Alternative  Minimum Tax)

    100,000    Jefferson County, Alabama, Sewer Revenue Warrants, Series 1997-D,             2/07 at 101         AAA         96,330
                  5.750%, 2/01/27

    500,000    The Industrial Development Board of the City of Phenix, Alabama,              4/08 at 102          A-        431,895
                  Environmental Improvement Revenue Refunding Bonds (Mead
                  Coated Board Project), Series 1998A, 5.300%, 4/01/27
                  (Alternative Minimum Tax)

    250,000    The Industrial Development Board of the City of Tallassee, Alabama,           8/06 at 102       A1***        268,638
                  Industrial Revenue Bonds, Dow-United Technologies Composite Products,
                  Series 1996-A, 6.100%, 8/01/14 (Pre-refunded to 8/01/06)
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 1.1%

  2,500,000    The Industrial Development Authority of the County of Maricopa (Arizona),     7/08 at 101        BBB+      2,005,375
                  Health Facility Revenue Bonds (Catholic Healthcare West
                  Project), 1998 Series A, 5.000%, 7/01/21

  2,500,000    The Industrial Development Authority of the County of Yavapai (Arizona),      6/07 at 101         A-1      2,438,525
                  Industrial Development Revenue Bonds, 1998 Series (Citizens
                  Utilities Company Project), 5.450%, 6/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               California - 10.5%

  7,500,000    California Higher Education Loan Authority, Inc., Student Loan Revenue       No Opt. Call          A2      7,762,950
                  Refunding Bonds, Subordinate 1994 Series D, 6.500%, 6/01/05
                  (Alternative Minimum Tax)

  5,000,000    California Health Facilities Financing Authority, Insured Refunding           7/07 at 102         AAA      4,787,500
                  Revenue Bonds (Pomona Valley Hospital Medical Center), 1997
                  Series A, 5.625%, 7/01/19

  2,000,000    California Pollution Control Financing Authority, Pollution Control          No Opt. Call          A1      2,042,140
                  Refunding Revenue Bonds (San Diego Gas and Electric Company)
                  1996 Series A, 5.900%, 6/01/14

  2,750,000    California Pollution Control Financing Authority, Pollution Control           9/09 at 101         AAA      2,549,993
                  Refunding Revenue Bonds (Southern California Edison
                  Company), 1999 Series C, 5.550%, 9/01/31 (Alternative Minimum Tax)

  7,500,000    California Statewide Communities Development Authority, Certificates          4/09 at 101         BBB      6,330,600
                  of Participation, The Internext Group, 5.375%, 4/01/30

  8,000,000    Contra Costa Home Mortgage Finance Authority, California, 1984 Home          No Opt. Call         AAA      2,793,920
                  Mortgage Revenue Bonds, 0.000%, 9/01/17

  2,000,000    Foothill/Eastern Transportation Corridor Agency (California),                No Opt. Call         Aaa      1,572,420
                  Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/05

  7,000,000    Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of the            7/05 at 102         BBB      6,771,940
                  Pacific Project), 1995 Series A,  6.125%, 7/01/23

  4,000,000    Regional Airports Improvement Corporation, Facilities Sublease Refunding      5/06 at 102        BBB-      3,989,880
                  Revenue Bonds, Issue of 1996, Delta Air Lines, Inc. (Los
                  Angeles International Airport), 6.350%, 11/01/25


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               California (continued)

               Sacramento Cogeneration Authority, Cogeneration Project Revenue
               Bonds (Procter and Gamble Project), 1995 Series:
$   500,000      6.200%, 7/01/06                                                             7/05 at 102        BBB-     $  531,170
  1,000,000      6.500%, 7/01/21 (Pre-refunded to 7/01/05)                                   7/05 at 102      N/R***      1,107,430

  2,000,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series             1/07 at 101          A+      1,998,740
                  A (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 3.9%

  6,000,000    E-470 Public Highway Authority, Capital Improvement Trust Fund               No Opt. Call         Aaa      4,484,820
                  Highway Revenue Bonds (E-470 Project), Senior Bonds Arapahoe
                  County, Colorado, 0.000%, 8/31/05

  2,000,000    E-470 Public Highway Authority, Capital Improvement Trust Fund                8/05 at 103         Aaa      2,264,020
                  Highway Revenue Bonds (E-470 Project), Senior Bonds, 6.950%,
                  8/31/20 (Pre-refunded to 8/31/05)

 11,800,000    Colorado Health Facilities Authority, Retirement Facilities                  No Opt. Call         Aaa      2,800,140
                  (Liberty Heights), 0.000%, 7/15/22

  2,500,000    Hyland Hills Park and Recreation District, Adams County, Colorado            12/06 at 101         N/R      2,558,675
                  Special Revenue Refunding and Improvement Bonds, Series 1996A,
                  6.750%, 12/15/15

               Metropolitan Football Stadium District (Colorado), Sales Tax Revenue Bonds,
               Series 1999A:
  4,200,000      0.000%, 1/01/11                                                            No Opt. Call         AAA      2,241,582
  3,000,000      0.000%, 1/01/12                                                            No Opt. Call         AAA      1,495,800
------------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 0.6%

  2,000,000    State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      2,245,320
                  Revenue Bonds, Nursing Home Program Issue, Series 1994,
                  AHF/Hartford, Inc. Project, 7.125%, 11/01/14
------------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.4%

  1,750,000    Delaware Economic Development Authority, First Mortgage Revenue               5/07 at 102         BBB      1,671,180
                  Bonds (Peninsula United Methodist Homes, Inc. Issue),
                  Series 1997A, 6.300%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 2.4%

               District of Columbia (Washington, D.C.), General Obligation
               Bonds, Series 1998B:
  5,000,000      6.000%, 6/01/11                                                            No Opt. Call         AAA      5,183,650
  5,000,000      5.250%, 6/01/26                                                             6/08 at 101         AAA      4,393,500
------------------------------------------------------------------------------------------------------------------------------------
               Florida - 3.2%

               Jacksonville Health Facilities Authority (Florida), Hospital Revenue Bonds
               (Charity Obligated Group), Series 1999C:
  1,000,000      5.750%, 8/15/14                                                             8/09 at 101         AAA      1,005,430
  1,500,000      5.750%, 8/15/15                                                             8/09 at 101         AAA      1,497,540
  5,000,000      5.250%, 8/15/19                                                             8/09 at 101         AAA      4,571,150

  1,000,000    Town of Lady Lake, Florida, Industrial Development Revenue Bonds              7/00 at 102      N/R***      1,056,580
                  (Sunbelt Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15
                  (Alternative Minimum Tax) (Pre-refunded to 7/01/00)

  1,945,000    Nassau County, Florida (GF/Amelia Island Properties, Inc.                     1/03 at 103         N/R      2,139,325
                  Project), ICF/MR Revenue Bonds, Series 1993A, 9.750%, 1/01/23

  1,965,000    Sanford Airport Authority (Florida), Industrial Development                   5/06 at 102         N/R      1,999,132
                  Revenue Bonds (Central Florida Terminals, Inc. Project),
                  Series 1995A, 7.500%, 5/01/10 (Alternative Minimum Tax)

    645,000    Sanford Airport Authority (Florida), Industrial Development                   5/07 at 102         N/R        641,388
                  Revenue Bonds (Central Florida Terminals, Inc. Project),
                  Series 1997C, 7.500%, 5/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.7%

  2,000,000    Brunswick and Glynn County (Georgia), Development Authority,                  3/08 at 102        Baa2      1,711,560
                  Revenue Refunding Bonds, Series 1998, (Georgia Pacific Corporation
                  Project), 5.550%, 3/01/26 (Alternative Minimum Tax)

  2,000,000    Municipal Electric Authority of Georgia, General Power Revenue               No Opt. Call           A      1,938,640
                  Bonds, 1993C Series, 5.700%, 1/01/19

  1,000,000    Municipal Electric Authority of Georgia, Project One Special                 No Opt. Call           A      1,061,110
                  Obligation Bonds, Fifth Crossover Series, 6.500%, 1/01/17

  2,500,000    Private Colleges and Universities Authority (Georgia), Revenue               10/09 at 101          A3      2,208,650
                  and Refunding Bonds (Mercer University Project), Series 1999A,
                  5.250%, 10/01/25

              Portfolio of Investments (Unaudited)
              Nuveen Flagship All-American Municipal Bond Fund (continued) October 31, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois - 11.1%

$ 6,645,000    Buffalo Grove Park District, Lake and Cook Counties, Illinois,               12/99 at 100         N/R     $6,608,718
                 Installment Contract Certificates (Limited Tax), Series 1999,
                 5.400%, 12/30/04

               The County of Champaign, Illinois, General Obligation Bonds (Public
               Safety Sales Tax Alternate Revenue Source), Series 1999:
  1,140,000      8.250%, 1/01/21                                                            No Opt. Call         AAA      1,444,255
  1,275,000      8.250%, 1/01/22                                                            No Opt. Call         AAA      1,621,265

  1,750,000    City of Chicago, Illinois, Gas Supply Revenue Bonds, 1990 Series A            5/00 at 102         AA-      1,815,258
                  (The Peoples Gas Light and Coke Company Project), 8.100%, 5/01/20
                  (Alternative Minimum Tax)

  1,000,000    City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds, 1995           6/05 at 102         AA-        996,720
                  Series A (The Peoples Gas Light and Coke Company Project),
                  6.100%, 6/01/25

  7,200,000    City of Chicago, Illinois, Chicago O'Hare International Airport Special       9/09 at 101        Baa2      6,312,528
                  Facilities Revenue Refunding Bonds (United Air Lines, Inc.
                  Project), Series 1999A, 5.350%, 9/01/16

  2,000,000    Illinois Development Finance Authority, Revenue Bonds (The Presbyterian       9/06 at 102          A1      2,037,060
                  Home Lake Forest Place Project), Series 1996 B, 6.300%, 9/01/22

  3,750,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds, Loyola    7/01 at 102       A1***      3,990,600
                  University of Chicago, Series 1991-A, 7.125%, 7/01/21
                  (Pre-refunded to 7/01/01)

               Illinois Educational Facilities Authority, Revenue Refunding Bonds,
               Columbia College, Series 1992:
  2,815,000      6.875%, 12/01/17 (Pre-refunded to 12/01/04)                                12/04 at 100      N/R***      3,076,457
  1,185,000      6.875%, 12/01/17                                                           12/04 at 100         BBB      1,235,339

  2,000,000    Illinois Health Facilities Authority, Revenue Refunding                       8/06 at 102         N/R      2,055,520
                 Bonds, Series 1995A (Fairview Obligated Group), 7.125%, 8/15/17

  6,000,000    Illinois Health Facilities Authority, Revenue Refunding                       2/07 at 102          A-      5,437,440
                 Bonds (Sarah Bush Lincoln Health Center), Series 1996B, 5.750%, 2/15/22

  4,000,000    Illinois Health Facilities Authority, Revenue Bonds (Victory                  8/07 at 101          A-      3,573,320
                 Health Service), Series 1997A, 5.750%, 8/15/27

  4,750,000    Metropolitan Pier and Exposition Authority (Illinois), McCormick             No Opt. Call         AAA      4,486,375
                 Place Expansion Project Refunding Bonds, Series 1998A, 5.500%, 12/15/23
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 4.6%

  2,000,000    City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998                 8/08 at 101         N/R      1,685,840
                 (Greencroft Obligated Group), 5.750%, 8/15/28

  1,720,000    Indiana Health Facility Financing Authority, Hospital Revenue Bonds,          8/00 at 102      N/R***      1,808,993
                 Series 1990 (Hancock Memorial Hospital Project), 8.300%,
                 8/15/20 (Pre-refunded to 8/15/00)

  4,000,000    The Trustees of Indiana University, Indiana University Student Fee Bonds,    No Opt. Call         AAA      2,058,880
                 Series K, 0.000%, 8/01/11

  2,000,000    Indianapolis Airport Authority, Special Facilities Revenue Bonds,             7/04 at 102         BBB      2,132,740
                 Series 1994 (Federal Express Corporation Project), 7.100%,
                 1/15/17 (Alternative Minimum Tax)

  4,000,000    Indianapolis Airport Authority, Specialty Facility Revenue Bonds,            11/05 at 102        Baa2      3,879,520
                 Series 1995A (United Airlines, Inc., Indianapolis Maintenance
                 Center Project), 6.500%, 11/15/31 (Alternative Minimum Tax)

  5,450,000    City of Indianapolis, Indiana, Economic Development Revenue Bonds             7/06 at 102         BBB      5,481,610
                 (Willowbrook Apartments Project), Senior Series 1996A, 6.500%,
                 7/01/26

    500,000    Hospital Authority of Monroe County (Indiana), Hospital Revenue Bonds,        5/02 at 101         AAA        531,545
                 Series 1992 (Bloomington Hospital Project), 6.700%,
                 5/01/12 (Pre-refunded to 5/01/02)

  1,000,000    Rockport Pollution Control (Indiana-Michigan Power Company),                  3/01 at 102        Baa2      1,043,120
                 7.600%, 3/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 5.8%

  5,000,000    City of Ashland, Kentucky, Sewage and Solid Waste Revenue Bonds,              2/05 at 102        Baa1      5,179,250
                 Series 1995 (Ashland Inc. Project), 7.125%, 2/01/22 (Alternative
                 Minimum Tax)

  5,000,000    County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds             3/05 at 102        Baa2      5,163,500
                 (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                 (Alternative Minimum Tax)



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Kentucky (continued)
$ 4,500,000    Jefferson County, Kentucky, Capital Projects Corporation,                    No Opt. Call          A+    $ 2,135,880
                  Lease Revenue Bonds, Series 1992A, 0.000%, 8/15/12

  2,000,000    Kentucky Economic Development Finance Authority, Hospital System              4/08 at 102         N/R      1,720,500
                  Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
                  Regional Healthcare, Inc. Project), 5.875%, 10/01/22

  5,000,000    Louisville and Jefferson County Metropolitan Sewer District (Commonwealth    11/04 at 102         AAA      5,545,300
                  of Kentucky), Sewer and Drainage System Revenue Bonds,
                  Series 1994A, 6.750%, 5/15/25

  3,500,000    Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky Associated   3/03 at 102           A      3,568,180
                  Counties Leasing Trust Program, Series 1993-A, 6.500%, 3/01/19
------------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.5%

  2,000,000    City of New Orleans Audubon Park Commission, Aquarium Revenue Bonds,          4/02 at 102      N/R***      2,193,540
                  Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Maryland - 3.1%

  2,000,000    Maryland Energy Financing Administration, Limited Obligation Solid Waste     12/06 at 102          A-      2,055,860
                  Disposal Revenue Bonds (Wheelabrator Water Technologies Baltimore
                  L.L.C. Projects), 1996 Series, 6.450%, 12/01/16 (Alternative Minimum Tax)

  3,500,000    Maryland Economic Development Corporation, Student Housing Revenue Bonds      6/09 at 102        Baa3      3,166,275
                  (Collegiate Housing Foundation, University Courtyard Project), Series
                  1999A, 5.750%, 6/01/31

  7,500,000    Maryland Health and Higher Educational Facilities Authority Revenue Bonds,    7/09 at 101          AA      7,300,500
                  The Johns Hopkins University Issue, Series 1999, 6.000%, 7/01/39 (WI)
------------------------------------------------------------------------------------------------------------------------------------
                  Massachusetts - 1.7%

  3,000,000    Massachusetts Health and Educational Facilities Authority Revenue Bonds,      7/09 at 101         AA-      2,603,820
                  Partners Health Care System Issue, Series B, 5.125%, 7/01/19

  2,000,000    Massachusetts Port Authority Revenue Bonds, Series 1997-B,                    7/07 at 101         AA-      1,786,440
                  5.375%, 7/01/27 (Alternative Minimum Tax)

  3,000,000    Massachusetts Industrial Finance Agency, Resource Recovery                   12/08 at 102         BBB      2,630,820
                  Revenue Refunding Bonds (Ogden Haverhill Project),
                  Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 2.6%

  2,000,000    Michigan State Hospital Finance Authority, Hospital Revenue and              10/08 at 101     Baa2***      1,910,520
                  Refunding Bonds (Genesys Regional Medical Center Obligated
                  Group), Series 1998A, 5.500%, 10/01/18

  5,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds             8/08 at 101         BBB      3,978,050
                  (The Detroit Medical Center Obligated Group), Series 1998A,
                  5.250%, 8/15/23

  2,000,000    Pontiac Michigan Hospital Finance Authority, Hospital Revenue                 8/03 at 102        BBB-      1,873,500
                  Refunding Bonds, Nomc Obligation Group, 6.000%, 8/01/13

  3,000,000    Charter County of Wayne, Michigan, Detroit Metropolitan Wayne                12/08 at 101         AAA      2,546,340
                   County Airport, Airport Revenue Bonds, Series 1998A, 5.000%,
                   12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.7%

  3,000,000    Missouri State Development Finance Board, Solid Waste Disposal Revenue       No Opt. Call          AA      2,627,370
                  Bonds (Procter and Gamble Paper Products Company Project), Series 1999,
                  5.200%, 3/15/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.3%

    700,000    New Hampshire Higher Educational and Health Facilities Authority, Hospital    1/00 at 100          A-        679,546
                  Revenue Bonds, Catholic Medical Center Issue, Series 1989, 6.000%, 7/01/17

    600,000    New Hampshire Higher Educational and Health Facilities Authority, Hospital    1/01 at 102        BBB+        618,954
                   Revenue Bonds, St. Joseph Hospital Issue, Series 1991, 7.500%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 1.1%

    425,000    The Essex County Improvement Authority (Essex County, New Jersey),            4/04 at 102     BBB+***        462,825
                  City of Newark General Obligation Lease Revenue Bonds,
                  Series 1994, 6.600%, 4/01/14 (Pre-refunded to 4/01/04)

             Portfolio of Investments (Unaudited)
             Nuveen Flagship All-American Municipal Bond Fund (continued) October 31, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey (continued)

$ 2,400,000    New Jersey Economic Development Authority, Electric Energy                    6/02 at 102         N/R   $  2,507,136
                Facility Revenue Bonds (Vineland Cogeneration Limited
                Partnership Project), Series 1992, 7.875%, 6/01/19
                (Alternative Minimum Tax)

  1,375,000    New Jersey Economic Development Authority, Insured Revenue                    5/05 at 102         AAA      1,484,918
                Bonds (Educational Testing Service Issue), Series 1995B,
                6.125%, 5/15/15 (Pre-refunded to 5/15/05)
------------------------------------------------------------------------------------------------------------------------------------
               New York - 9.9%

  3,100,000    Village of East Rochester Housing Authority (New York), 1999                  6/09 at 103         N/R      2,961,492
                Multifamily Senior Housing Revenue Bonds (Jefferson Park
                Apartments Project), 6.750%, 5/01/31

               The City of New York General Obligation Bonds, Fiscal 1992 Series D:
    685,000      7.500%, 2/01/17 (Pre-refunded to 2/01/02)                               2/02 at 101 1/2         Aaa        739,910
    750,000      7.500%, 2/01/18 (Pre-refunded to 2/01/02)                               2/02 at 101 1/2         Aaa        810,120

               The City of New York, General Obligation Bonds, Fiscal 1997 Series I:
    115,000      6.250%, 4/15/27 (Pre-refunded to 4/15/07)                                   4/07 at 101       A-***        124,990
  1,255,000      6.250%, 4/15/27                                                             4/07 at 101          A-      1,266,910

               The City of New York, General Obligation Bonds, Fiscal 1992 Series B:
    595,000      7.500%, 2/01/09 (Pre-refunded to 2/01/02)                               2/02 at 101 1/2       A-***        642,297
  1,305,000      7.500%, 2/01/09                                                         2/02 at 101 1/2          A-      1,398,960

  1,750,000    New York City Housing Development Corporation, Multi-Unit                     6/01 at 102         AAA      1,847,073
                Mortgage Refunding Bonds (FHA-Insured Mortgage Loans), 1991
                Series A, 7.350%, 6/01/19

  1,480,000    Dormitory Authority of the State of New York, City University                No Opt. Call        BBB+      1,440,425
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1993A, 5.750%, 7/01/18

  2,500,000    Dormitory Authority of the State of New York, Department of                   7/05 at 102         AAA      2,757,600
                Health of the State of New York Revenue Bonds, Series 1995,
                6.625%, 7/01/24 (Pre-refunded to 7/01/05)

  1,715,000    Dormitory Authority of the State of New York, Upstate                        No Opt. Call        BBB+      1,425,645
                Community Colleges Revenue Bonds, Series 1999A, 5.000%, 7/01/28

  3,000,000    New York State Housing Finance Agency, Service Contract                       9/05 at 102        BBB+      3,070,500
                Obligation Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

     45,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue                 4/01 at 102         Aa2         46,395
                Bonds, 1991 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)

  5,500,000    New York State Urban Development Corporation, State                          No Opt. Call        BBB+      5,322,625
                Facilities Revenue Bonds, 1995 Refunding Series, 5.700%, 4/01/20

  1,500,000    New York State Urban Development Corporation, Project Revenue                No Opt. Call        BBB+      1,460,835
                Bonds (Center for Industrial Innovation), 1995 Refunding
                Series, 5.500%, 1/01/13

  2,125,000    New York State Urban Development Corporation, Project Revenue                No Opt. Call        BBB+      1,998,966
                Bonds (University Facilities Grants), 1995 Refunding Series,
                5.500%, 1/01/19

  7,500,000    The Port Authority of New York and New Jersey, Special                       10/06 at 102         N/R      7,839,000
                Project Bonds, Series 4, KIAC Partners Project, 6.750%,
                10/01/19 (Alternative Minimum Tax)

               Suffolk County Industrial Development Agency (New York), 1998
               Industrial Development Revenue Bonds (Nissequogue Cogen Partners Facility):
  1,800,000      5.300%, 1/01/13 (Alternative Minimum Tax)                                   1/09 at 101         N/R      1,672,290
  3,375,000      5.500%, 1/01/23 (Alternative Minimum Tax)                                   1/09 at 101         N/R      2,985,491
------------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 0.7%

  2,000,000    County of Cumberland, North Carolina, Hospital Facility                      10/09 at 101          A-      1,705,380
                Revenue Bonds (Cumberland County Hospital System, Inc.),
                Series 1999 (Cape Fear Valley Health System), 5.250%, 10/01/24

  1,299,276    Woodfin Treatment Facility, Inc. (North Carolina),                           12/03 at 102         N/R      1,312,372
                Proportionate Interest Certificates, 6.750%, 12/01/13
------------------------------------------------------------------------------------------------------------------------------------
               North Dakota - 0.1%

    315,000    State of North Dakota, North Dakota Housing Finance Agency,                   1/00 at 103         Aa2        323,199
                Single Family Mortgage Program Bonds, 1989 Series B, 8.000%, 7/01/13



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Ohio - 7.6%

 $1,400,000    City of Cleveland, Ohio, Public Power System Improvement First               11/01 at 102         AAA     $1,489,222
                 Mortgage Revenue Bonds, Series 1991A, 7.000%, 11/15/17

  1,350,000    County of Columbiana, Ohio, County Jail Facilities Construction              12/04 at 102          AA      1,496,408
                 Bonds (General Obligation - Unlimited Tax), 6.700%, 12/01/24

  1,000,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds,               6/00 at 100         N/R      1,018,550
                 Series 1990 (Altenheim Project), 9.280%, 6/01/15

  3,000,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1995                 8/05 at 102         AAA      3,270,270
                 (Meridia Health System), 6.250%, 8/15/24 (Pre-refunded to
                 8/15/05)

  1,000,000    County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,                  2/03 at 102         AA-      1,027,670
                 Series 1993, Health Cleveland, Inc. (Fairview General
                 Hospital Project), 6.300%, 8/15/15

  2,350,000    City of Garfield Heights, Ohio, Hospital Improvement and                     11/02 at 102      AA-***      2,541,102
                 Refunding Revenue Bonds, Series 1992B (Marymount Hospital
                 Project), 6.700%, 11/15/15 (Pre-refunded to 11/15/02)

               County of Hamilton, Ohio, Health Care Facilities Improvement Revenue
               Bonds, Series 1999A (Twin Towers):
  3,500,000      5.750%, 10/01/19                                                           10/08 at 101           A      3,247,510
  2,000,000      5.800%, 10/01/23                                                           10/08 at 101           A      1,862,460

  1,500,000    County of Lucas, Ohio, Hospital Facilities Revenue Bonds,                    12/01 at 102      N/R***      1,638,735
                 Series 1991 (Flower Memorial Hospital), 8.125%, 12/01/11
                 (Pre-refunded to 12/01/01)

  3,500,000    County of Miami, Ohio, Hospital Facilities Revenue Refunding                  5/06 at 102         BBB      3,309,985
                 and Improvement Bonds, Series 1996A (Upper Valley Medical
                 Center), 6.375%, 5/15/26

  2,000,000    State of Ohio, Ohio Air Quality Development Authority, Air                    9/05 at 102          A+      1,923,640
                 Quality Development Revenue Refunding Bonds, 1995 Series
                 (The Dayton Power and Light Company Project),
                 6.100%, 9/01/30

  1,750,000    State of Ohio, Ohio Higher Educational Facility Commission,                  12/03 at 102         AAA      1,863,330
                 Higher Educational Facility Mortgage Revenue Bonds (University
                 of Dayton, 1992 Project), 6.600%, 12/01/17

  2,600,000    State of Ohio, Solid Waste Disposal Revenue Bonds (USG                        8/08 at 103        Baa3      2,214,576
                 Corporation Project), Series 1997 Remarketed, 5.600%, 8/01/32
                 (Alternative Minimum Tax)

  3,500,000    County of Shelby, Ohio, Hospital Facilities Revenue Refunding                 9/02 at 102      N/R***      3,844,400
                 and Improvement Bonds, Series 1992 (The Shelby County
                 Memorial Hospital Association), 7.700%, 9/01/18 (Pre-refunded to 9/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 1.8%

               Edmond Economic Development Authority (Oklahoma), Student Housing Revenue
               Bonds (Collegiate Housing Foundation - Edmond Project), Series 1998A:
  2,000,000      5.375%, 12/01/19                                                           12/08 at 102        Baa3      1,750,500
  3,250,000      5.500%, 12/01/28                                                           12/08 at 102        Baa3      2,791,913

  2,750,000    Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,                 6/05 at 102        Baa2      2,685,155
                 Series 1995 (American Airlines), 6.250%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 2.2%

  2,500,000    Allegheny County Higher Education Building Authority                          2/06 at 102        Baa3      2,543,900
                 (Commonwealth of Pennsylvania), College Revenue Bonds, Series A
                 of 1996 (Robert Morris College), 6.400%, 2/15/14

  2,000,000    Beaver County Industrial Development Authority, Pennsylvania,                No Opt. Call        Baa3      1,931,780
                 Pollution Control Revenue Refunding Bonds, Series 1999-A
                 (Ohio Edison Company Project), 4.650%, 6/01/33 (Mandatory
                 put 6/01/04)

  1,000,000    Delaware County Industrial Development Authority, Pollution                   4/01 at 102         AAA      1,053,700
                 Control Revenue Refunding Bonds, 1991 Series A
                 (Philadelphia Electric Company Project), 7.375%, 4/01/21

    500,000    Falls Township Hospital Authority, Refunding Revenue Bonds, The               8/02 at 102         AAA        536,195
                 Delaware Valley Medical Center Project (FHA-Insured Mortgage),
                 Series 1992, 7.000%, 8/01/22

  1,000,000    Latrobe Industrial Development Authority (Commonwealth of                     5/04 at 102         AAA      1,100,090
                 Pennsylvania), College Revenue Bonds (Saint Vincent College Project),
                 Series 1994, 6.750%, 5/01/24 (Pre-refunded to 5/01/04)

               City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
               Fourteenth Series:
    550,000      6.375%, 7/01/26 (Pre-refunded to 7/01/03)                                   7/03 at 102      BBB***        590,068
  1,150,000      6.375%, 7/01/26                                                             7/03 at 102         BBB      1,141,122

        Portfolio of Investments (Unaudited)
        Nuveen Flagship All-American Municipal Bond Fund (continued) October 31, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 0.1%

$   100,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1994             7/04 at 101 1/2         AAA     $  109,842
                 (General Obligation Bonds), 6.500%, 7/01/23

    100,000    Puerto Rico Public Buildings Authority, Revenue Refunding                    No Opt. Call           A         95,310
                 Bonds, Series L, Guaranteed by the Commonwealth of Puerto Rico,
                 5.500%, 7/01/21

    165,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/04 at 102     BBB+***        180,758
                 Series 1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

     70,000    Puerto Rico Industrial, Tourist, Educational, Medical and                 8/05 at 101 1/2         AAA         71,946
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Refunding Bonds, 1995 Series A, FHA-Insured Mortgage
                 Pila Hospital Project), 5.875%, 8/01/12
------------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 2.4%

               Berkeley County School District, Certificates of Participation:
    250,000      6.250%, 2/01/12 (Pre-refunded to 2/01/04)                                   2/04 at 102         AAA        269,423
  2,225,000      6.300%, 2/01/16 (Pre-refunded to 2/01/04)                                   2/04 at 102         AAA      2,398,528

               Charleston County, South Carolina, Charleston Public Facilities
                 Corporation, Certificates of Participation, Series 1994B:
    240,000      6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                   6/04 at 102         AAA        265,661
     10,000      6.875%, 6/01/14                                                             6/04 at 102         AAA         10,846

    400,000    Board of Trustees of Coastal Carolina University, South                       6/04 at 102         AAA        429,156
                 Carolina, Revenue Bonds, Series 1994, 6.800%, 6/01/19

    500,000    Darlington County, South Carolina, Industrial Development                     4/06 at 102           A        489,915
                 Revenue Bonds (Sonoco Products Company Project),
                 Series 1996, 6.000%, 4/01/26 (Alternative Minimum Tax)

    200,000    Greenville Hospital System, Board of Trustees, Hospital                      No Opt. Call         Aa3        202,004
                 Facilities Revenue Bonds (South Carolina), Series 1990,
                 6.000%, 5/01/20

    300,000    South Carolina Regional Housing Development Corporation, No 1                 7/02 at 102          Aa        310,095
                 Multifamily Revenue Refunding Bonds, Redwood Village Apartments,
                 Series A, 6.625%, 7/01/17

    500,000    South Carolina State Education Assistance Authority,                          9/04 at 101           A        504,920
                 Guaranteed Student Loan Revenue and Refunding Bonds, 1994 Series,
                 6.300%, 9/01/08 (Alternative Minimum Tax)

    250,000    South Carolina State Housing Authority, Homeownership Mortgage                7/04 at 102          AA        255,870
                 Purchase, Series A, 6.150%, 7/01/08

    245,000    South Carolina State Housing Finance and Development                          5/06 at 102         Aa2        248,854
                 Authority, Mortgage Revenue Bonds, Series 1996A, 6.350%,
                 7/01/25 (Alternative Minimum Tax)

  1,000,000    South Carolina State Housing Finance and Development                          6/05 at 102        BBB+      1,031,670
                 Authority, Multifamily Housing Mortgage Revenue Bonds (United
                 Dominion-Hunting Ridge Apartments Project), Series 1995, 6.750%,
                 6/01/25 (Alternative Minimum Tax) (Mandatory put 6/01/10)

  1,250,000    South Carolina State Housing Finance and Development                         11/05 at 102         AA-      1,258,225
                 Authority, Multifamily Housing Revenue Refunding Bonds
                 (Runaway Bay Apartments Project), Series 1995, 6.125%, 12/01/15

    250,000    Spartanburg Sanitary Sewer District, South Carolina, Sewer                    6/07 at 101         AAA        261,213
                 System Revenue Improvement Bonds, Series 1997, 5.500%,
                 6/01/20 (Pre-refunded to 6/01/07)

  2,000,000    York County, South Carolina, Water and Sewer System Revenue                  12/03 at 102         N/R      1,940,060
                 Bonds, Series 1995, 6.500%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------------
               South Dakota - 0.6%

  2,500,000    Education Loans Incorporated (South Dakota), Tax Exempt Fixed                 6/08 at 102          A2      2,278,875
                 Rate Student Loan Asset-Backed Callable Notes, Subordinate Series
                 1998-1K, 5.600%, 6/01/20
------------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 3.2%

  5,000,000    The Health, Educational, and Housing Facilities Board of the                  4/09 at 101        Baa1      4,390,450
                 County of Knox, Revenue Bonds, Series 1999 (University Health
                 System, Inc.), 5.625%, 4/01/24

  2,925,000    The Health and Educational Facilities Board of the                            2/08 at 102          AA      2,644,961
                 Metropolitan Government of Nashville and Davidson County, Tennessee,
                 Multi-Modal Interchangeable Rate, Health Facility Revenue Bonds
                 (Richland Place, Inc. Project), Series 1993, 5.500%, 5/01/23



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tennessee (continued)

 $2,085,000    The Health, Educational and Housing Facility Board of the County              8/07 at 105      N/R***     $2,724,303
                 of Shelby, Tennessee, ICF/MR Revenue Bonds (Open Arms Developmental
                 Centers), Series 1992A, 9.750%, 8/01/19 (Pre-refunded to 8/01/07)

  1,380,000    Industrial Development Board of the City of South Fulton,                    10/05 at 102          A3      1,389,122
                 Tennessee, Inc., Industrial Development Revenue Bonds (Tyson Foods,
                 Inc. Project), Series 1995, 6.350%, 10/01/15 (Alternative Minimum Tax)

  1,500,000    Wilson County, Tennessee, Certificates of Participation (Wilson               6/04 at 102       A2***      1,616,880
                 County Educational Facilities Corporation), Series 1994, 6.250%, 6/30/15
                 (Pre-refunded to 6/30/04)
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 10.3%

  7,000,000    Alliance Airport Authority, Inc., Special Facilities Revenue                  4/06 at 102         BBB      6,723,500
                 Bonds, Series 1996 (Federal Express Corporation Project), 6.375%,
                 4/01/21 (Alternative Minimum Tax)

  6,000,000    Brazos River Authority (Texas), Revenue Refunding Bonds (Reliant              4/09 at 101        BBB+      5,157,540
                 Energy, Incorporated Project), Series 1999A, 5.375%, 4/01/19

  2,000,000    Dallas-Fort Worth International Airport Facility Improvement                 11/02 at 102        Baa2      2,107,520
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1992,
                 7.250%, 11/01/30 (Alternative Minimum Tax)

  2,500,000    Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste               5/09 at 101         AA-      2,278,425
                 Disposal Facility Bonds (E.I. duPont de Nemours and Company Project),
                 Series 1999, 5.500%, 5/01/29 (Alternative Minimum Tax)

  7,900,000    Gulf Coast Industrial Development Authority, Waste Disposal                   6/08 at 102        BBB-      6,646,112
                 Revenue Bonds (Valero Refining and Marketing Company Project),
                 Series 1997, 5.600%, 12/01/31 (Alternative Minimum Tax)

  6,140,000    City of Houston (Texas), Water and Sewer System Junior Lien                  12/07 at 101         AAA      5,563,884
                 Revenue Bonds, Series 1997C, 5.375%, 12/01/27

  2,500,000    Lower Neches Valley Authority, Industrial Development                         3/08 at 101          AA      2,280,050
                 Corporation (Texas), Refunding Revenue Bonds, Series 1998
                 (Mobil Oil Refining Corporation Project), 5.550%, 3/01/33

  5,000,000    Matagorda County, Navigation District Number One (Texas),                     6/09 at 101         AAA      4,411,200
                 Revenue Refunding Bonds (Reliant Energy, Incorporated Project),
                 Series 1999A, 5.250%, 6/01/26

  2,000,000    North Central Texas Health Facilities Development Corporation,                2/06 at 102         BBB      1,934,640
                 Health Facilities Development Revenue Bonds (C.C. Young Memorial
                 Home Project), Series 1996, 6.375%, 2/15/20

  2,895,000    Port of Bay City Authority of Matagorda County, Texas, Revenue                5/06 at 102          A+      2,909,041
                 Bonds (Hoechst Celanese Corporation Project), Series 1996, 6.500%,
                 5/01/26 (Alternative Minimum Tax)

  2,000,000    City of San Antonio, Texas, Electric and Gas Systems Revenue                  2/09 at 100         Aa1      1,606,260
                 Refunding Bonds, New Series 1998A, 4.500%, 2/01/21
------------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.5%

  2,000,000    Carbon County, Utah, Solid Waste Disposal Refunding Revenue                   2/05 at 102         BBB      2,138,260
                 Bonds (Laidlaw Inc./ECDC Environmental, L.C. Project), 1995 Series A,
                 7.500%, 2/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.7%

  2,000,000    Industrial Development Authority of the County of Hanover                    No Opt. Call         AAA      2,097,260
                 (Virginia), Hospital Revenue Bonds, Series 1995 (Memorial Regional
                 Medical Center Project at Hanover Medical Park) (Guaranteed by Bon
                 Secours Health System Obligated Group), 6.375%, 8/15/18

  3,850,000    Prince William County Park Authority (Virginia), Park Facilities             10/09 at 101          A3      3,734,308
                 Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28

  1,250,000    Southeastern Public Service Authority of Virginia, Senior                     7/03 at 102          A-      1,236,688
                 Revenue Bonds, Series 1993 (Regional Solid Waste System), 6.000%,
                 7/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 2.1%

  3,995,000    King County, Washington, Sewer Revenue Bonds, 1999, 5.375%, 1/01/23           1/09 at 101         AAA      3,640,120

  5,000,000    Port of Seattle (Washington), Special Facility Revenue Bonds                  3/10 at 101         AAA      4,920,700
                 Terminal 18 Project) Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)
Nuveen Flagship All-American Municipal Bond Fund (continued)
October 31, 1999



   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               West Virginia - 0.1%

$    500,000   Mason County, West Virginia, Pollution Control Revenue Bonds                  1/00 at 102        Baa1    $   511,451
                 (Appalachian Power Company Project), Series G, 7.400%, 1/01/14
------------------------------------------------------------------------------------------------------------------------------------
$437,684,276   Total Investments - (cost $406,061,511) - 99.5%                                                          401,991,937
============------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 1.1%

   1,000,000   City of Chicago (Illinois), Chicago O'Hare International Airport, Special                         P-1      1,000,000
                 Facility Revenue Bonds (American Airlines, Inc. Project), Variable Rate
                 Demand Bonds, Series 1983D, 3.600%, 12/01/17+

   2,000,000   The Economic Development Corporation of the County of Delta, Michigan,                            P-1      2,000,000
                 Environmental Improvement Revenue Refunding Bonds, 1985 Series D
                 (Mead-Escanaba Paper Company Project), Variable Rate Demand Bonds,
                 3.600%, 12/01/23+

   1,400,000   Orange County Sanitation District, Certificates of Participation, Variable                     VMIG-1      1,400,000
                 Rate Demand Bonds, 3.500%, 8/01/17+
------------------------------------------------------------------------------------------------------------------------------------
$  4,400,000   Total Short-Term Investments - (cost $4,400,000)                                                           4,400,000
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.6)%                                                                    (2,374,191)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $404,017,746
               =====================================================================================================================

   * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

  ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

 *** Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

 N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

   + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                         Portfolio of Investments (Unaudited)

                         Nuveen Flagship Intermediate Municipal Bond Fund October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.1%

$    35,000    The Industrial Development Authority of the County of Pima,                   5/07 at 102         AAA     $   35,409
                 Single Family Mortgage Revenue Refunding Bonds, Series
                 1997B, 5.850%, 5/01/09 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Arkansas - 0.8%

    500,000    Baxter County, Arkansas, Hospital Revenue Improvement Bonds, Series          No Opt. Call         BBB        458,015
                 1999B (Baxter County Regional Hospital), 5.000%, 9/01/09
------------------------------------------------------------------------------------------------------------------------------------
               California - 2.7%

    555,000    La Mirada Redevelopment Agency (California), Community Facilities            No Opt. Call         N/R        540,115
                 District No. 89-1 (Civic Theatre Project), 1998 Refunding Special
                 Tax Bonds (Tax Increment Contribution), 5.200%, 10/01/06

  1,000,000    Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds         7/05 at 102        BBB-      1,062,340
                 (Procter and Gamble Project), 1995 Series, 6.200%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 6.6%

  2,300,000    E-470 Public Highway Authority, Senior Bonds Arapahoe County,            8/05 at 95 29/32         Aaa      1,649,031
                 Capital Improvement Trust, Colorado, Fund Highway Revenue Bonds
                 (E-470 Project), 0.000%, 8/31/06 (Pre-refunded to 8/31/05)

  1,000,000    Aurora Centretech Metropolitan District, Arapahoe County, Colorado,          12/06 at 102          A+        962,010
                 General Obligation Variable Rate Refunding Bonds, Series 1998C,
                 4.875%, 12/01/28 (Mandatory put 12/01/08)

    500,000    Colorado Health Facilities Authority, Revenue Bonds, Series 1995             12/05 at 102          A-        514,850
                 (Covenant Retirement Communities, Inc.), 6.200%, 12/01/07

    810,000    Eagle County Air Terminal Corporation, Airport Terminal Project              No Opt. Call         N/R        823,001
                 Revenue Bonds, Series 1996, 6.750%, 5/01/06 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 0.5%

    335,000    Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue          1/03 at 102         BBB        324,042
                 Bonds (Wheelbrator Lisbon Project), Series 1993A, 5.150%, 1/01/05
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.8%
    500,000    Delaware Economic Development Authority, First Mortgage Revenue               5/07 at 102         BBB        503,760
                 Bonds (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
                 6.100%, 5/01/10
------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 3.6%

  1,900,000    District of Columbia, General Obligation Refunding Bonds, Series A-1,         No Opt. Call        AAA      1,969,787
                 6.000%, 6/01/11

    205,000    District of Columbia, University Revenue Bonds (American University           10/06 at 101        AAA        206,724
                 Issue), Series 1996, 5.375%, 10/01/08

------------------------------------------------------------------------------------------------------------------------------------
               Florida - 15.3%

    200,000    Alachua County Health Facilities Authority, Florida, Health Facilities       12/06 at 102         AAA        203,234
                 Revenue Bonds, Series 1996A (Shands Teaching Hospital and Clinics,
                 Inc. Project), 5.300%, 12/01/08

    300,000    Brevard County Housing Finance Authority (Florida), Multifamily Housing      2/06 at 101          AAA        327,237
                 Revenue Refunding Bonds (Windover Oaks and Windover Health Club
                 Apartments Projects), Series 1996A, 6.900%, 2/01/27
                 (Mandatory put 2/01/07)

    200,000    The School District of Dade County, Florida, General Obligation               7/06 at 101         AAA        191,970
                 Refunding School Bonds, Series 1996, 4.500%, 7/15/08

    500,000    Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995,          No Opt. Call         AAA        539,295
                 6.200%, 10/01/10

    335,000    Dade County, Florida Special Obligation and Refunding Bonds,             10/08 at 98 7/32         AAA        197,173
                 Series 1996B, 0.000%, 10/01/09

    500,000    Duval County School District, Florida, General Obligation Refunding           8/02 at 102         AAA        522,725
                 Bonds, Series 1992, 6.300%, 8/01/08

Portfolio of Investments (Unaudited)

October 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$   150,000    Escambia County Housing Finance Authority (Florida), Single                   4/07 at 102         Aaa     $  148,728
                 Family Mortgage Revenue Bonds, Series 1997A (Multi-County
                 Program), 5.500%, 4/01/08 (Alternative Minimum Tax)

    200,000    Escambia County, Florida, Pollution Control Refunding Revenue                 11/02 at 102       Baa1        210,166
                 Bonds (Champion International Project), Series 1992, 6.950%,
                 11/01/07

    180,000    Florida Housing Finance Agency, Single Family Mortgage Revenue                No Opt. Call        AAA        184,577
                 Refunding Bonds, Series 1995A, 6.000%, 1/01/04 (Alternative
                 Minimum Tax)

    500,000    State of Florida, Full Faith and Credit, Broward County                       No Opt. Call        AA+        655,120
                 Expressway Authority Bonds, Series of 1984, 9.875%, 7/01/09

    125,000    City of Orlando, Florida, Greater Orlando Aviation Authority,                 No Opt. Call        AAA        127,999
                 Airport Facilities Revenue Bonds, Series 1997, 5.750%,
                 10/01/10 (Alternative Minimum Tax)

    405,000    City of Gulf Breeze (Florida), Local Government Loan Program                  12/06 at 101        AAA        411,504
                 Revenue Bonds, Remarketed Series 1985B, 5.600%, 12/01/15
                 (Mandatory put 12/01/07)

    145,000    School District of Gulf County, Florida, Sales Tax Revenue Bonds,              6/07 at 101         AA        144,448
                 Series 1997, 5.200%, 6/01/08

    200,000    Halifax Hospital Medical Center (Daytona Beach, Florida), Health              No Opt. Call          A        184,692
                 Care Facilities Revenue Bonds (Halifax Management System, Inc.
                 Project), 1998 Series A, 4.600%, 4/01/08

    150,000    Indian Trace Community Development District (Broward County,                   5/05 at 102        AAA        155,850
                 Florida), Water Management Special Benefit Refunding Bonds,
                 Series 1995A, 5.500%, 5/01/06

    165,000    Jacksonville Health Facilities Authority (Florida), Tax Exempt                No Opt. Call       Baa2        164,952
                 Industrial Development Revenue Bonds (National Benevolent
                 Association, Cypress Village Florida Project), Series 1996A,
                 5.850%, 12/01/06

    400,000    Lee County, Florida, Capital Refunding Revenue Bonds, Series                  No Opt. Call        AAA        416,280
                 1997A, 5.750%, 10/01/11

    250,000    Hospital Board of Directors of Lee County, Florida, Fixed Rate                 4/07 at 102        AAA        254,515
                 Hospital Revenue Bonds (Lee Memorial Health System),
                 1997 Series A, 5.400%, 4/01/09

    250,000    Lee County Industrial Development Authority (Florida), Utility                11/06 at 101        AAA        256,105
                  System Revenue Bonds, Series 1996 (Bonita Springs Utilities
                  Project), 5.450%, 11/01/07 (Alternative Minimum Tax)

    200,000    City of Leesburg, Florida, Hospital Revenue Refunding Bonds                    7/06 at 102         A-        200,050
                 (Leesburg Regional Medical Center Project), Series 1996A,
                 5.600%, 7/01/08

    125,000    City of Lynn Haven, Florida, Special Project Revenue Bonds,                   No Opt. Call        AAA        127,060
                 Series 1996, 5.250%, 10/01/05 (Alternative Minimum Tax)

    250,000    Martin County, Florida, Special Assessment Bonds, Series 1995                 No Opt. Call         A2        257,373
                 (Tropical Farms Water and Sewer Special Assessment District),
                 5.600%, 11/01/05

    300,000    Orange County Housing Finance Authority, Single Family Mortgage                9/07 at 102        AAA        292,323
                 Revenue Bonds (GNMA and Fannie Mae Mortgage Backed Securities
                 Program), Series 1997B, 5.400%, 9/01/09 (Alternative Minimum
                 Tax)

    375,000    Pasco County, Florida, Solid Waste Disposal and Resource Recovery              4/07 at 101        AAA        373,470
                 System Revenue Bonds, Series B, 5.250%, 4/01/09 (Alternative
                 Minimum Tax)

    100,000    City of Pembroke Pines, Florida, Special Assessment Bonds No.                 No Opt. Call         A3        103,456
                 94-1, 5.750%, 11/01/05

    200,000    City of Pensacola, Florida, Airport Revenue Bonds, Series 1997B,              No Opt. Call        AAA        204,188
                 5.400%, 10/01/07 (Alternative Minimum Tax)

    500,000    Housing Finance Authority of Polk County (Florida), Multifamily                7/05 at 101        AAA        502,475
                 Housing Revenue Bonds (Winter Oaks Apartments Project),
                 Series 1997A, 5.250%, 7/01/22 (Mandatory put 7/01/07)

  1,000,000    Sanford Airport Authority (Florida), Industrial Development                   No Opt. Call        N/R      1,019,870
                 Revenue Bonds (Central Florida Terminals, Inc. Project),
                 Series 1995A, 7.500%, 5/01/06 (Alternative Minimum Tax)

    250,000    Sanford Airport Authority (Florida), Industrial Development                   No Opt. Call        N/R        254,528
                 Revenue Bonds (Central Florida Terminals, Inc. Project),
                 Series 1997C, 6.750%, 5/01/05

    200,000    Sarasota County Health Facilities Authority, Health Facilities                No Opt. Call        N/R        197,938
                 Revenue Refunding Bonds, Series 1995 (Sunnyside Properties
                 Project), 5.500%, 5/15/05

    200,000    Sarasota-Manatee Airport Authority, Airport System Revenue                     8/06 at 102        AAA        203,850
                 Refunding Bonds, Series 1996, 5.250%, 8/01/08

    250,000    City of Tampa, Florida, Health System Revenue Bonds, Catholic                 No Opt. Call        AAA        249,648
                 Health East Issue, Series 1998A-1, 5.500%, 11/15/12

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 6.7%

   $500,000    City of Chicago, Chicago O'Hare International Airport, Special               No Opt. Call        Baa2     $  456,040
                 Facilities Revenue Refunding Bonds (United Air Lines, Inc. Project),
                 Series 1999A, 5.200%, 4/01/11 (Alternative Minimum Tax)

  1,000,000    Illinois Development Finance Authority, Adjustable Rate Solid Waste          No Opt. Call         BBB        878,260
                 Disposal Revenue Bonds (Waste Management, Inc. Project), Series 1997,
                 5.050%, 1/01/10 (Alternative Minimum Tax)

    225,000    Illinois Development Finance Authority, Economic Development Revenue          8/08 at 100        Baa2        213,928
                 Bonds, Series 1998 (The Latin School of Chicago Project), 5.250%,
                 8/01/09

  1,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1996 (Mercy      No Opt. Call         BBB      1,028,460
                 Hospital and Medical Center Project), 6.000%, 1/01/06

               Illinois Health Facilities Authority, Revenue Bonds, Series 1998
               (Centegra Health System):
    500,000      5.500%, 9/01/09                                                             9/08 at 101          A-        483,920
    500,000      5.500%, 9/01/10                                                             9/08 at 101          A-        478,515

    500,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1997A             8/07 at 101          A-        498,415
                 (Victory Health Service), 5.750%, 8/15/08

-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 1.7%

    500,000    Hendricks County Redevelopment Authority, Indiana Bond Bank Special           2/07 at 102         AA-        509,320
                 Program Bonds, Series 1997 B (Pittboro Project), 5.750%, 2/01/08

    485,000    Indiana Health Facility Financing Authority, Variable Rate Hospital          No Opt. Call         Aa2        484,840
                 Revenue Bonds (Charity Obligated Group - Daughters of Charity National
                 Health System), Series 1997D, 5.000%, 11/01/26 (Mandatory put 11/01/07)

-----------------------------------------------------------------------------------------------------------------------------------
               Kansas - 0.7%

    420,000    Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds (Barrington       2/03 at 102          AA        433,411
                 Park Apartments Project), Series 1993A, 6.200%, 2/01/08

-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.7%

  2,670,000    Jefferson Sales Tax District, Parish of Jefferson, State of Louisiana,       No Opt. Call         AAA      1,359,804
                 Special Sales Tax Revenue and Refunding Bonds, Series 1998, 0.000%,
                 12/01/11

    265,000    Louisiana Public Facilities Authority, Student Loan Revenue Bonds,            9/02 at 102         Aaa        276,149
                 Series 1992A-2, 6.600%, 3/01/03 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.8%

    500,000    Maryland Health and Higher Educational Facilities Authority, Refunding        1/07 at 102          A-        504,985
                 Revenue Bonds, Pickersgill Issue, Series 1997A, 5.750%, 1/01/08

-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 2.0%

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 101           A        944,060
                 Massachusetts Eye and Ear Infirmary Issue, Series B, 5.250%, 7/01/10

    265,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/09 at 101        Baa3        245,353
                 Lasell College Issue, Series A, 5.100%, 7/01/11

-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.5%

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  No Opt. Call         BBB      1,008,870
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan), Series
                 1995, 6.100%, 10/01/07

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue and Refunding    No Opt. Call     Baa2***      1,030,150
                 Bonds (Genesys Regional Medical Center Obligated Group), Series 1998A,
                 5.500%, 10/01/08

    215,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark             No Opt. Call        BBB+        199,787
                 Retirement Community, Inc. Project), Series 1998, 4.900%, 6/01/08

  1,000,000    County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit     No Opt. Call         AAA      1,056,860
                 Edison Company Project), Series A-1994, 6.350%, 12/01/04 (Alternative
                 Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 1.5%

  1,000,000    Housing and Redevelopment Authority of the City of Saint Paul, Minnesota,    No Opt. Call        BBB+        930,230
                 Health Care Revenue Bonds (Regions Hospital Project), Series 1998,
                 5.000%, 5/15/09

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Intermediate Municipal Bond Fund (continued) October 31, 1999


  Principal                                                                                Optional Call      Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.8%

$   500,000    Perry County (Mississippi), Pollution Control Refunding Revenue Bonds         3/12 at 100        Baa2     $  452,455
                 (Leaf River Forest Project), Series 1999, 5.200%, 10/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 2.6%

  1,000,000    The Industrial Development Authority of the City of Kansas City,             11/08 at 102         N/R        916,540
                 Missouri, Retirement Facility Refunding and Improvement Revenue
                 Bonds, Series 1998A (Kingswood Project), 5.375%, 11/15/09

    300,000    Health and Educational Facilities Authority of the State of Missouri,         2/07 at 102         N/R        292,752
                 Health Facilities Revenue Bonds (Lutheran Senior Services), Series
                 1997, 5.550%, 2/01/09

    350,000    The Industrial Development Authority of the City of St. Louis,               12/02 at 102         N/R        366,646
                 Missouri, Industrial Revenue Refunding Bonds (Kiel Center Multipurpose
                 Arena Project), Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 3.1%

  1,000,000    American Public Energy Agency, Gas Supply Revenue Bonds (Nebraska            No Opt. Call         AAA        901,240
                 Public Gas Agency, Western A Project), 1999 Series A, 4.375%, 6/01/10

  1,000,000    Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan            No Opt. Call         N/R        964,890
                 Utility District Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 1.6%

    440,000    New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA        454,934
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

    500,000    New Jersey Educational Facilities Authority, Revenue Bonds, Saint            No Opt. Call         BBB        482,735
                 Peter's College Issue, 1998 Series B, 5.000%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.1%

     80,000    New Mexico Educational Assistance Foundation, Student Loan Revenue           No Opt. Call         Aaa         83,566
                 Bonds, Senior 1992 Series One-A, 6.300%, 12/01/02 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.2%

    500,000    Albany Housing Authority, City of Albany, New York, Limited Obligation       10/05 at 102        Baa1        501,475
                 Bonds, Series 1995, 5.700%, 10/01/06

    275,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series A,     8/06 at 101 1/2          A-        292,625
                 Fixed Rate Tax-Exempt Bonds, 6.250%, 8/01/08

    200,000    The City of New York, General Obligation Bonds, Fiscal 1996 Series G,        No Opt. Call          A-        207,032
                 5.750%, 2/01/06

    500,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series B,     8/06 at 101 1/2          A-        516,295
                 5.700%, 8/15/07

    410,000    The City of New York, General Obligation Bonds, Fiscal 1993 Series F,         2/05 at 101       A-***        443,128
                 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

    290,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         2/05 at 101          A-        308,746
                 6.375%, 2/15/06

  1,000,000    Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102          A-      1,046,060
                 Facilities Improvement Revenue Bonds, Series 1997A, 6.000%, 2/15/08

    750,000    New York State Housing Finance Agency, Health Facilities Revenue             No Opt. Call          A-        785,918
                 Bonds, 1996 Series A Refunding, 6.000%, 5/01/06

  1,000,000    The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         N/R      1,057,230
                 Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                 Minimum Tax)

  1,000,000    The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         AAA      1,065,440
                 Series 6, JFK International Air Terminal LLC Project, 6.250%, 12/01/10
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 7.9%

               Cleveland-Cuyahoga County Port Authority, Subordinate Refunding Revenue
               Bonds, Series 1997 (Rock and Roll Hall of Fame and Museum Project):
    360,000      5.750%, 12/01/07                                                           No Opt. Call         N/R        363,103
    425,000      5.850%, 12/01/08                                                           No Opt. Call         N/R        428,876

  1,000,000    City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds, 1988       No Opt. Call         BBB        998,830
                 Series C (Emery Air Freight Corporation and Emery Worldwide Airlines,
                 Inc. -Guarantors), 6.050%, 10/01/09

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

$ 1,000,000    County of Franklin, Ohio, Hospital Refunding and Improvement Revenue Bonds,  11/06 at 101          Aa     $1,029,600
                 1996 Series A (The Children's Hospital Project), 5.550%, 11/01/07

  1,000,000    County of Hamilton, Ohio, Hospital Facilities Revenue Bonds, Series 1993     No Opt. Call         AAA      1,001,090
                 (Children's Hospital Medical Center), 5.200%, 5/15/09

    900,000    Miami County, Ohio, Hospital Facilities Revenue Refunding and Improvement    No Opt. Call         BBB        908,730
                 Bonds (Upper Valley Medical Center), Series 1996C, 6.000%, 5/15/06
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 5.0%

               Pennsylvania Higher Educational Facilities Authority (Commonwealth
               of Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
    470,000      4.900%, 4/01/07                                                            No Opt. Call        BBB-        445,461
    495,000      4.950%, 4/01/08                                                            No Opt. Call        BBB-        464,993

  2,195,000    Pleasant Valley School District, Monroe County, Pennsylvania, General        No Opt. Call         AAA      1,128,406
                 Obligation Bonds, Series of 1999, 0.000%, 9/01/11

  1,500,000    Municipal Authority of Westmoreland County (Westmoreland County,             No Opt. Call         AAA      1,000,770
                 Pennsylvania), Municipal Service Revenue Bonds, Series of
                 1995A, 0.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 0.3%

    160,000    City of Myrtle Beach, South Carolina, Myrtle Beach Public Facilities         No Opt. Call       A3***        165,392
                 Corporation, Certificates of Participation (City of Myrtle Beach
                 Convention Center Project), Series 1992, 6.750%, 7/01/02
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.6%

    500,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities      No Opt. Call         BBB        474,795
                 Revenue Bonds, Refunding Series 1997 (Federal Express Corporation),
                 5.350%, 9/01/12

    500,000    The Industrial Development Board of the Metropolitan Government of           No Opt. Call         N/R        500,670
                 Nashville and Davidson County (Tennessee), Industrial Development
                 Revenue Refunding and Improvement Bonds (Osco Treatment Systems, Inc.
                 Project), Series 1993, 6.000%, 5/01/03 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 7.9%

  1,000,000    Alliance Airport Authority, Inc. (Texas), Special Facilities Revenue         No Opt. Call        Baa2      1,069,910
                 Bonds, Series 1991 (American Airlines, Inc. Project), 7.000%, 12/01/11
                 (Alternative Minimum Tax)

    345,000    Brazos Higher Education Authority, Inc., Student Loan Revenue                No Opt. Call         Aaa        359,600
                 Refunding Bonds, Series 1993A-1, 6.200%, 12/01/02 (Alternative
                 Minimum Tax)

  3,000,000    Goose Creek Consolidated Independent School District, Texas,                 No Opt. Call         AAA      1,811,790
                 Unlimited Tax Refunding Bonds, Series 1993, 0.000%, 2/15/09

    535,000    Texas Department of Housing and Community Affairs, Multifamily               No Opt. Call           A        548,033
                 Housing Revenue Bonds (NHP-Foundation - Asmara Project),
                 Series 1996A, 5.800%, 1/01/06

  1,000,000    Tomball Hospital Authority (Texas), Hospital Revenue Bonds,                  No Opt. Call        Baa2        950,810
                 Series 1999, Tomball Regional Hospital, 5.500%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.5%

    290,000    Salt Lake County, Utah, College Revenue Bonds (Westminster                   10/07 at 101         BBB        277,060
                 College of Salt Lake City Project), Series 1997, 5.200%, 10/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 2.6%

    585,000    Virgin Islands Port Authority, Airport Revenue Bonds, Refunding               9/02 at 101         BBB        560,728
                 Series 1998A , 4.500%, 9/01/05 (Alternative Minimum Tax)

  1,000,000    Virgin Islands Water and Power Authority, Electric System                     7/08 at 101         N/R        978,430
                 Revenue and Refunding Bonds, 1998 Series, 5.250%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.7%

    500,000    Pocahontas Parkway Association, Route 895 Connector Toll Road                No Opt. Call        BBB-        486,720
                 Revenue Bonds, Senior Current Interest Series 1998A, 5.250%, 8/15/07

    555,000    Prince William County Park Authority (Virginia), Park Facilities             10/09 at 101          A3        544,444
                 Revenue Refunding and Improvement Bonds, Series 1999, 5.375%, 10/15/11

                    Portfolio of Investments (Unaudited)

                    October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 1.2%

$   750,000    Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        10/07 at 101         BBB    $   697,148
                 Series 1998 (Carroll College, Inc. Project), 5.000%, 10/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.3%

    200,000    State of Wyoming, Farm Loan Board, Capital Facilities Refunding              10/02 at 102         AA-        209,262
                Revenue Bonds, Series 1992, 6.100%, 10/01/06
-----------------------------------------------------------------------------------------------------------------------------------
$64,650,000    Total Investments - (cost $60,479,551) - 99.4%                                                            59,897,598
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.6%                                                                         334,287
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $60,231,885
               ====================================================================================================================

     * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

    **    Ratings: Using the higher of Standard & Poor's or Moody's rating.

   *** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

   N/R    Investment is not rated.


                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Flagship Limited Term Municipal Bond Fund
October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.2%

$ 1,250,000    Alaska Student Loan Corporation, Student Loan Revenue Bonds,                 No Opt. Call         AAA   $  1,251,650
                 1997 Series A, 5.200%, 7/01/06 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.4%

    250,000    Arizona Educational Loan Marketing Corporation, Educational                  No Opt. Call          Aa        259,393
                 Loan Revenue Bonds, 6.125%, 9/01/02 (Alternative Minimum Tax)

  2,000,000    City of Tucson, Arizona, General Obligation Refunding Bonds,                 No Opt. Call         AAA      2,062,880
                 Series 1995, 5.375%, 7/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               California - 7.3%

  7,250,000    California Higher Education Loan Authority, Inc., Student                    No Opt. Call          A2      7,504,185
                 Loan Revenue Refunding Bonds, Subordinate 1994 Series D, 6.500%,
                 6/01/05 (Alternative Minimum Tax)

               California Statewide Communities Development Authority,
               Certificates of Participation Refunding (Rio Bravo Fresno Project),
               1999 Series A:
  1,000,000      5.300%, 12/01/99                                                           No Opt. Call         N/R        999,890
  3,000,000      5.400%, 12/01/00                                                           No Opt. Call         N/R      3,001,560
  3,000,000      5.450%, 12/01/01                                                           No Opt. Call         N/R      2,981,640
  2,000,000      5.550%, 12/01/02                                                           No Opt. Call         N/R      1,992,900
  2,000,000      5.600%, 12/01/03                                                           No Opt. Call         N/R      1,987,300

  5,000,000    California Statewide Communities Development Authority,                      No Opt. Call        BBB+      4,881,950
                 Multifamily Housing Refunding Bonds (Archstone Oakridge Apartments),
                 Issue 1999E, Archstone Communities Trust, 5.300%, 6/01/29 (Optional
                 put 6/01/08)

  4,380,000    Central Joint Powers Health Financing Authority, Certificates of             No Opt. Call        Baa1      4,377,810
                 Participation, Series 1993 (Community Hospital of Central
                 California), 5.250%, 2/01/04

  1,250,000    Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium                  No Opt. Call         BBB      1,274,075
                 of the Pacific Project), 1995 Series A, 5.750%, 7/01/05

               Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
               (Procter and Gamble Project) 1995 Series:
  1,000,000      5.900%, 7/01/02                                                            No Opt. Call        BBB-      1,031,580
    500,000      6.000%, 7/01/03                                                            No Opt. Call        BBB-        520,880
    500,000      7.000%, 7/01/04                                                            No Opt. Call        BBB-        542,570

  4,800,000    Southern California Public Power Authority, Power Project                    No Opt. Call         AAA      5,021,712
                 Revenue Bonds, 1996 Subordinate Refunding Series A (Palo Verde
                 Project), 5.500%, 7/01/05

  1,500,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997                   No Opt. Call          A+      1,534,815
                 Series A (Community Correctional Facility Acquisition Project),
                 5.500%, 1/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 4.6%

  9,000,000    Arapahoe County, Colorado, E-470 Public Highway Authority,               8/05 at 95 29/32         Aaa      6,452,730
                 Capital Improvement Trust Fund Highway Revenue Bonds (E-470
                 Project), Senior Bonds, 0.000%, 8/31/06 (Pre-refunded to 8/31/05)

    400,000    City of Arvada, Colorado, Limited Sales and Use Tax Revenue                  No Opt. Call      N/R***        405,712
                 Bonds, Series 1991, 6.400%, 6/01/00

  2,475,000    Colorado Health Facilities Authority, Revenue Bonds, Series                  No Opt. Call          A-      2,496,062
                 1995 (Covenant Retirement Communities, Inc.), 5.650%, 12/01/04

               Colorado Housing and Finance Authority, Single Family Housing Revenue
               Refunding Bonds, 1991 Series A:
  1,515,000      0.000%, 11/01/01                                                           No Opt. Call         Aa1      1,339,608
  3,515,000      0.000%, 11/01/02                                                           No Opt. Call         Aa1      2,927,397

  6,475,000    City and County of Denver, Colorado, Airport System Revenue                  No Opt. Call         AAA      6,731,345
                 Bonds, Series 1996 B, 5.750%, 11/15/04 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)

October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

$ 1,265,000    Eagle County Air Terminal Corporation, Airport Terminal Project              No Opt. Call         N/R   $  1,285,303
                 Revenue Bonds, Series 1996, 6.750%, 5/01/06 (Alternative Minimum Tax)

    500,000    Hyland Hills Park and Recreation District, Adams County, Colorado,           No Opt. Call         N/R        504,925
                 Special Revenue Refunding and Improvement Bonds, Series 1996A,
                 5.400%, 12/15/00

  3,500,000    Metropolitan Football Stadium District (Colorado), Sales Tax Revenue         No Opt. Call         AAA      2,127,825
                 Bonds, Series 1999A, 0.000%, 1/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 4.0%

               City of Bridgeport, Connecticut, General Obligation Refunding Bonds,
               1996 Series A:
  4,650,000      5.250%, 9/01/04                                                            No Opt. Call         AAA      4,768,343
  1,000,000      6.000%, 9/01/05                                                            No Opt. Call         AAA      1,061,710

  2,200,000    State of Connecticut Health and Educational Facilities Authority,            No Opt. Call        BBB-      2,238,060
                 Revenue Bonds, Quinnipiac College Issue, Series D, 5.625%, 7/01/03

  1,000,000    State of Connecticut Health and Educational Facilities Authority,            No Opt. Call         BBB        965,670
                 Revenue Bonds, Hospital for Special Care Issue, Series B, 5.125%,
                 7/01/07

               Connecticut Development Authority, First Mortgage Gross Revenue
               Health Care Project Refunding Bonds (Church Homes, Inc., Congregational
               Avery Heights Project), 1997 Series:
    780,000      5.100%, 4/01/04                                                            No Opt. Call         BBB        769,150
  1,100,000      5.200%, 4/01/05                                                            No Opt. Call         BBB      1,081,784
  1,135,000      5.300%, 4/01/06                                                            No Opt. Call         BBB      1,113,378

    615,000    City of New Haven, Connecticut, General Obligation Bonds, Issue of           No Opt. Call         AAA        650,836
                 1992, 9.250%, 3/01/02

  5,000,000    Housing Authority of the City of Stamford (Connecticut), Multifamily         No Opt. Call          A3      4,676,550
                 Housing Revenue Refunding Bonds (The Fairfield Apartments Project),
                 Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08)

  3,775,000    West Haven Housing Authority (Connecticut), Multifamily Housing               1/01 at 100         N/R      3,790,327
                 Revenue Bonds, Series 1998B (Meadows Landing Apartments), 6.000%,
                 1/01/02 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.1%

    500,000    District of Columbia Redevelopment Land Agency (Washington, D.C.),           No Opt. Call        BBB+        500,025
                 Sports Arena Special Tax Revenue Bonds (Series 1996), 5.300%, 11/01/99
-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 1.5%

    240,000    North Springs Improvement District (Broward County, Florida), Water          No Opt. Call         N/R        245,258
                 and Sewer Revenue Bonds, Series 1991, 7.900%, 10/01/01

  4,940,000    Housing Finance Authority of Polk County (Florida), Multifamily               7/05 at 101         AAA      4,964,453
                 Housing Revenue Bonds (Winter Oaks Apartments Project), Series 1997A,
                 5.250%, 7/01/22 (Mandatory put 7/01/07)

  2,370,000    Sanford Airport Authority (Florida), Industrial Development Revenue          No Opt. Call         N/R      2,400,431
                 Bonds (Central Florida Terminals, Inc. Project), Series 1995A, 7.300%,
                 5/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 0.6%

  3,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,        No Opt. Call         AAA      3,248,610
                 Series 1996, 6.500%, 1/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 2.4%

  1,730,000    Village of Channahon, Illinois, Revenue Refunding Bonds, Series 1999         No Opt. Call        BBB+      1,690,175
                 (Morris Hospital), 5.000%, 12/01/04

    255,000    DeKalb, Illinois, Home Rule Units Single Family Mortgage Revenue             No Opt. Call         Aaa        255,217
                 Bonds (GNMA Mortgage-Backed Securities Program), Series 1991A,
                 6.700%, 12/01/99 (Alternative Minimum Tax)

    970,000    Illinois Health Facilities Authority, Revenue Bonds, Refunding,              No Opt. Call          AA        976,965
                 Galesburg Cottage Hospital, 6.250%, 5/01/11

    565,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1996             No Opt. Call         BBB        569,514
                 (Mercy Hospital and Medical Center Project), 5.600%, 1/01/02

  1,500,000    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series        No Opt. Call          A-      1,488,465
                 1996B (Sarah Bush Lincoln Health Center), 5.500%, 2/15/06

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

               Illinois Health Facilities Authority Revenue Bonds (Victory
               Health Service), Series 1997A:
$   945,000      5.000%, 8/15/05                                                            No Opt. Call          A-    $   921,980
    995,000      5.000%, 8/15/06                                                            No Opt. Call          A-        960,742
  1,045,000      5.750%, 8/15/07                                                            No Opt. Call          A-      1,048,480
    605,000      5.750%, 8/15/08                                                             8/07 at 101          A-        603,082

  3,000,000    State of Illinois, General Obligation Bonds, Series of March 1992            10/02 at 102          AA      3,175,980
                 (Full Faith and Credit), 6.200%, 10/01/04

  1,065,000    Village of Romeoville, Will County, Illinois, General Obligation             No Opt. Call          A3      1,079,718
                 Refunding Bonds (Alternate Revenue Source), Series 1991-B, 7.850%,
                 1/01/01
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 1.3%

               City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998 (Greencroft
               Obligated Group):
    715,000      5.150%, 8/15/05                                                            No Opt. Call         N/R        680,387
    790,000      5.250%, 8/15/07                                                            No Opt. Call         N/R        737,418
    680,000      5.300%, 8/15/08                                                            No Opt. Call         N/R        628,320
    775,000      5.350%, 8/15/09                                                             8/08 at 101         N/R        708,776

               Indiana Bond Bank, Special Program Bonds, Series 1997 B (Hendricks County
               Redevelopment Authority, Pittboro Project):
  1,525,000      5.250%, 2/01/03                                                            No Opt. Call         AA-      1,540,540
  1,075,000      5.400%, 2/01/04                                                            No Opt. Call         AA-      1,089,771

  1,250,000    Valparaiso Multi-School Building Corporation (Porter County,                 No Opt. Call         AAA      1,287,263
                 Indiana), First Mortgage Bonds, Series 1992, 6.100%, 7/01/01
-----------------------------------------------------------------------------------------------------------------------------------
               Iowa - 1.5%

               Iowa Student Loan Liquidity Corporation, Iowa, Partnership Loan Revenue
               Bonds, 1992 Series:
    325,000      6.000%, 7/01/00 (Alternative Minimum Tax)                                  No Opt. Call           A        328,946
    600,000      6.100%, 7/01/01 (Alternative Minimum Tax)                                  No Opt. Call           A        614,514
    650,000      6.200%, 7/01/02 (Alternative Minimum Tax)                                  No Opt. Call           A        672,484

  6,750,000    Iowa Student Loan Liquidity Corporation, Student Loan Revenue                No Opt. Call         AAA      6,383,880
                 Refunding Bonds, 1998 Series J, 4.800%, 6/01/09 (Alternative Minimum
                 Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 7.2%

  3,180,000    County of Christian, Kentucky, Hospital Revenue and Refunding                No Opt. Call          A-      3,196,472
                 Bonds, Series 1997A, Jennie Stuart Medical Center, 5.500%, 7/01/06

               City of Jeffersontown, Kentucky, Public Projects Refunding and
               Improvements Bonds, Certificates of Participation:
    235,000      4.650%, 11/01/02                                                           No Opt. Call          A3        236,537
    520,000      4.750%, 11/01/03                                                           No Opt. Call          A3        524,243

               Kenton County Water District No. 1, Water District Revenue Bonds,
               Series 1995B:
    475,000      5.600%, 2/01/03                                                            No Opt. Call         AAA        490,637
    500,000      5.600%, 2/01/05                                                            No Opt. Call         AAA        519,170

               Kentucky Development Finance Authority, Sisters of Charity of Nazareth
               Health Corporation, Revenue Refunding Bonds, Series 1991:
  1,330,000      6.000%, 11/01/01                                                           No Opt. Call       A1***      1,372,095
  2,720,000      6.600%, 11/01/06 (Pre-refunded to 11/01/01)                                11/01 at 102       A1***      2,892,448

               Kentucky Economic Development Finance Authority, Hospital System
               Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
               Regional Healthcare, Inc. Project):
  2,670,000      5.300%, 10/01/05                                                           No Opt. Call         N/R      2,564,108
  1,315,000      5.400%, 10/01/06                                                           No Opt. Call         N/R      1,255,943

  1,460,000    Kentucky Higher Education Student Loan Corporation, Insured                  No Opt. Call         Aaa      1,541,745
                 Student Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
                 (Alternative Minimum Tax)

    180,000    Kentucky Infrastructure Authority, Wastewater Revolving Fund                 No Opt. Call         Aa3        183,730
                 Program Revenue Refunding Bonds, 1995 Series C, 5.300%, 6/01/03

Portfolio of Investments (Unaudited)

October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky (continued)

               Kentucky Infrastructure Authority, Governmental Agencies Program
               Revenue and Revenue Refunding Bonds, 1995 Series H:
$ 1,945,000      5.300%, 8/01/03                                                            No Opt. Call          A+     $1,986,818
    675,000      5.400%, 8/01/04                                                            No Opt. Call          A+        692,705
  1,000,000      5.500%, 8/01/05                                                            No Opt. Call          A+      1,028,430

  1,000,000    The Turnpike Authority of Kentucky, Resource Recovery Road                   No Opt. Call          A+      1,223,420
                 Revenue Refunding Bonds, 1985 Series A, 9.625%, 7/01/05

               Regional Airport Authority of Louisville and Jefferson County, Kentucky,
               Airport System Revenue Bonds, 1997 Series A:
  1,375,000      5.750%, 7/01/00 (Alternative Minimum Tax)                                  No Opt. Call         AAA      1,390,854
    455,000      5.750%, 7/01/01 (Alternative Minimum Tax)                                  No Opt. Call         AAA        464,068
  1,535,000      5.750%, 7/01/02 (Alternative Minimum Tax)                                  No Opt. Call         AAA      1,577,059

  2,000,000    Regional Airport Authority of Louisville and Jefferson County,               No Opt. Call        Baa3      1,873,380
                 Kentucky, Special Facilities Revenue Bonds, 1999 Series A (Airis
                 Louisville, L.L.C. Project), 5.000%, 3/01/09

  3,225,000    Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League               No Opt. Call          Aa      3,295,466
                 of Cities Funding Program), Series 1993A, 5.625%, 3/01/03

 10,800,000    City of Owensboro, Kentucky, Electric Light and Power System                 No Opt. Call         AAA      8,810,532
                 Revenue Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 4.2%

  6,000,000    Parish of East Baton Rouge, State of Louisiana, Pollution                    No Opt. Call          A2      6,078,720
                 Control Refunding Revenue Bonds (Hoechst Celanese Corporation Project),
                 Series 1993, 5.400%, 12/01/02

  1,215,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds                No Opt. Call         AAA      1,218,220
                 (Our Lady of Lourdes Regional Medical Center Project), Series 1992,
                 4.900%, 2/01/00

    750,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds                No Opt. Call       A3***        785,693
                 (Woman's Hospital Foundation Project), Series 1992, 6.750%, 10/01/02

  2,500,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding              No Opt. Call           A      2,580,750
                 Revenue Bonds (LOOP INC. Project), First Stage Series 1992B, 6.100%,
                 9/01/02

               Office Facilities Corporation (A Louisiana Non Profit Corporation),
               Capital Facilities Bonds (Statewide Lease/Purchase Program) Series 1990:
    400,000      7.250%, 12/01/99                                                           No Opt. Call        BBB+        401,132
    770,000      7.350%, 12/01/00                                                           No Opt. Call        BBB+        795,687

    300,000    Ouachita Parish (Louisiana), Hospital Service District No. 1 Revenue         No Opt. Call        A***        306,207
                 Bonds (Glenwood Regional Medical Center), Series 1991, 7.250%, 7/01/00

  5,000,000    Parish of St. Charles, State of Louisiana, Pollution Control Revenue         No Opt. Call        BBB-      4,955,500
                 Refunding Bonds (Entergy Louisiana, Inc. Project), Series 1999A,
                 4.850%, 6/01/30 (Mandatory put 6/01/02)

  5,000,000    Parish of St. Charles, State of Louisiana, Pollution Control                 No Opt. Call        BBB-      4,978,850
                 Revenue Refunding Bonds (Entergy Louisiana, Inc. Project), Series
                 1999C, 5.350%, 10/01/29 (Optional put 10/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.2%

  1,210,000    Maine Educational Loan Marketing Corporation, Student Loan                    5/02 at 101           A      1,240,625
                 Revenue Refunding Bonds, Series 1992, Student Loan Revenue Refunding
                 Bonds, Subordinate Series 1 992A-2, 6.600%, 5/01/05 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 1.1%

               Maryland Energy Financing Administration, Limited Obligation Solid Waste
               Disposal Revenue Bonds (Wheelabrator Water Technologies Baltimore L.L.C.
               Projects), 1996 Series:
  2,280,000      5.650%, 12/01/03 (Alternative Minimum Tax)                                 No Opt. Call          A-      2,325,212
  1,000,000      5.850%, 12/01/05 (Alternative Minimum Tax)                                 No Opt. Call          A-      1,021,730

  2,400,000    Northeast Maryland Waste Disposal Authority, Resource Recovery               No Opt. Call         AAA      2,617,464
                 Revenue Refunding Bonds (Southwest Resource Recovery Facility),
                 Series 1993, 7.150%, 1/01/04

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.0%

$   265,000    City of Brockton, Massachusetts, General Obligation Bonds,                   No Opt. Call          A2   $    267,107
                 5.350%, 6/15/00

               Massachusetts Educational Financing Authority, Education Loan
               Revenue Bonds, Issue E, Series 1995:
    770,000      5.500%, 7/01/01 (Alternative Minimum Tax)                                  No Opt. Call         AAA        780,919
  2,365,000      5.700%, 7/01/04 (Alternative Minimum Tax)                                  No Opt. Call         AAA      2,425,615

               Massachusetts Educational Financing Authority, Education Loan
               Revenue Bonds, Issue E, Series 1997B:
  1,970,000      5.250%, 7/01/06 (Alternative Minimum Tax)                                  No Opt. Call         AAA      1,980,303
  2,775,000      5.350%, 7/01/07 (Alternative Minimum Tax)                                   7/06 at 102         AAA      2,791,262

  6,435,000    Massachusetts Municipal Wholesale Electric Company, Power Supply             No Opt. Call         Aaa      6,538,346
                 System Revenue Bonds, 1992 Series A, 6.300%, 7/01/00

  1,500,000    Massachusetts Health and Educational Facilities Authority,                   No Opt. Call         AA-      1,436,070
                 Revenue Bonds, Partners HealthCare System Issue Series B,
                 5.000%, 7/01/09

               City of New Bedford, Massachusetts, General Obligation Landfill Closure
               Bonds, Series 1993:
    600,000      5.250%, 3/01/00                                                            No Opt. Call        Baa3        602,418
    600,000      5.400%, 3/01/01                                                            No Opt. Call        Baa3        606,636
    600,000      5.500%, 3/01/02                                                            No Opt. Call        Baa3        609,342

  2,500,000    The New England Education Loan Marketing Corporation, Student                No Opt. Call          A1      2,556,875
                 Loan Refunding Bonds, 1993 Series E, 5.625%, 7/01/04 (Alternative
                 Minimum Tax)

    250,000    City of Springfield, Massachusetts, General Obligation School                No Opt. Call        Baa3        258,275
                 Project Loan, Act of 1948 Bonds, Series B, 6.100%, 9/01/02
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 6.1%

  3,315,000    The Economic Development Corporation of the City of Detroit,                 No Opt. Call         AAA      3,352,857
                 Resource Recovery Revenue Bonds, Series 1991A, 6.350%,
                 5/01/00 (Alternative Minimum Tax)

  3,000,000    Greater Detroit Resource Recovery Authority, Michigan, Resource              No Opt. Call         AAA      3,104,520
                 Revenue Refunding Bonds, Series 1996-A, 5.500%, 12/13/04

    325,000    City of Madison Heights Tax Increment Finance Authority,                     No Opt. Call         N/R        334,126
                 Michigan, Revenue Bonds, Series 1991, 8.500%, 3/15/01

    900,000    Michigan Higher Education Student Loan Authority, Student Loan               No Opt. Call         AAA        917,325
                 Revenue Bonds, Series XII-E, 6.375%, 10/01/00
                 (Alternative Minimum Tax)

  2,000,000    Michigan Higher Education Student Loan Authority, 5.400%,                    No Opt. Call         Aa1      2,022,040
                 9/01/00 (Alternative Minimum Tax)

  2,700,000    Michigan State Hospital Finance Authority (Michigan), Hospital               No Opt. Call         AAA      2,721,843
                 Revenue Refunding Bonds (St. John Hospital), Series 1993A, 5.400%,
                 5/15/00

  6,140,000    Michigan State Hospital Finance Authority, Revenue Bonds                     11/09 at 101         AAA      6,365,154
                 (Ascension Health Credit Group), Series 1999A, 6.000%, 11/15/11 (DD)

  1,620,000    Michigan State Hospital Finance Authority, Hospital Revenue                  No Opt. Call         BBB      1,636,556
                 Refunding Bonds (Gratiot Community Hospital, Alma, Michigan),
                 Series 1995, 5.300%, 10/01/01

  1,000,000    Michigan State Hospital Finance Authority, Revenue Refunding                 No Opt. Call         AA-      1,044,340
                 Bonds (Mercy Health Services Obligated Group), 1997 Series T, 6.000%,
                 8/15/06

               Michigan State Housing Development Authority, Rental Housing Revenue
               Bonds, 1995 Series B:
  3,085,000      5.450%, 4/01/05                                                            No Opt. Call         AAA      3,132,972
  3,325,000      5.450%, 10/01/05                                                            6/05 at 102         AAA      3,380,794

  4,095,000    Pontiac Michigan Hospital Finance Authority, Hospital Revenue                 8/00 at 100        BBB-      4,037,179
                 Refunding Bonds, Nomc Obligation Group, 5.800%, 8/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.5%

               Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding
               Bonds, Series 1995 (Mississippi Baptist Medical Center):
  1,690,000      5.350%, 5/01/03                                                            No Opt. Call         AAA      1,724,848
  1,000,000      5.400%, 5/01/04                                                            No Opt. Call         AAA      1,023,440


Portfolio of Investments (Unaudited)

October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.5%

               Health and Educational Facilities Authority of the State of Missouri,
               Health Facilities Revenue Bonds (Lutheran Senior Services), Series 1997:
$   500,000      5.200%, 2/01/04                                                            No Opt. Call         N/R   $    496,370
    600,000      5.300%, 2/01/05                                                            No Opt. Call         N/R        594,774
    600,000      5.400%, 2/01/06                                                            No Opt. Call         N/R        593,964
    700,000      5.500%, 2/01/07                                                            No Opt. Call         N/R        692,076

    200,000    The City of St. Louis, Missouri, Regional Convention and Sports              No Opt. Call         N/R        203,532
                 Complex Authority, Convention and Sports Facility Project Bonds,
                 Series C of 1991, 7.750%, 8/15/01
-----------------------------------------------------------------------------------------------------------------------------------
               Montana - 1.6%

               City of Forsyth, Rosebud County, Montana, Pollution Control Revenue
               Refunding Bonds (Portland General Electric Company Projects), Series
               1998B:
  7,500,000      4.750%, 5/01/33 (Alternative Minimum Tax) (Mandatory put 5/01/03)          No Opt. Call          A-      7,452,225
  1,000,000      4.600%, 5/01/33 (Mandatory put 5/01/03)                                    No Opt. Call          A-        992,030
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 2.3%

  7,500,000    American Public Energy Agency, Gas Supply Revenue Bonds (Nebraska            No Opt. Call         AAA      7,022,475
                 Public Gas Agency, Western A Project), 1999 Series A, 4.450%, 6/01/08

  5,000,000    Energy America (Nebraska), Natural Gas Revenue Bonds (Nebraska Public        No Opt. Call         N/R      4,763,700
                 Gas Agency Project), Series 1998B, 5.450%, 4/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 3.0%

    505,000    New Hampshire Higher Educational and Health Facilities Authority,            No Opt. Call        BBB+        518,938
                 Hospital Revenue Bonds, St. Joseph Hospital Issue, Series 1991,
                 7.250%, 1/01/01

               New Hampshire Housing Finance Authority, Single Family Residential
               Mortgage Bonds, 1991 Series D:
    250,000      6.350%, 1/01/00 (Alternative Minimum Tax)                                  No Opt. Call         Aa3        250,473
    245,000      6.450%, 1/01/01 (Alternative Minimum Tax)                                  No Opt. Call         Aa3        247,749

               Business Finance Authority of the State of New Hampshire, Pollution
               Control Refunding Revenue Bonds (The United Illuminating Company
               Project), 1997 Series A:
  5,000,000      4.350%, 7/01/27 (Alternative Minimum Tax) (Mandatory put 2/01/02)          No Opt. Call        BBB+      4,910,300
 10,000,000      4.550%, 7/01/27 (Alternative Minimum Tax) (Mandatory put 2/01/04)          No Opt. Call        BBB+      9,691,000
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 2.7%

               New Jersey Health Care Facilities Financing Authority, Bayonne
               Hospital Obligated Group, Revenue Bonds, Series 1994:
    860,000      5.750%, 7/01/00                                                            No Opt. Call         AAA        870,595
    150,000      5.800%, 7/01/01                                                            No Opt. Call         AAA        153,765
    850,000      5.800%, 7/01/01                                                            No Opt. Call         AAA        870,783
    120,000      5.900%, 7/01/02                                                            No Opt. Call         AAA        124,406
    670,000      5.900%, 7/01/02                                                            No Opt. Call         AAA        694,261

  3,780,000    New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA      3,908,293
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

               New Jersey Economic Development Authority, First Mortgage Revenue
               Bonds (Franciscan Oaks Project), Series 1997:
  1,420,000      5.300%, 10/01/05                                                           No Opt. Call         N/R      1,391,231
    830,000      5.400%, 10/01/06                                                           No Opt. Call         N/R        810,927

               New Jersey Higher Educational Facilities Authority, Higher
               Educational Facilities Revenue Bonds, Saint Peter's College Issues,
               1992 Series B:
    295,000      6.100%, 7/01/00                                                            No Opt. Call         BBB        299,216
    355,000      6.200%, 7/01/01                                                            No Opt. Call         BBB        365,948

               New Jersey Educational Facilities Authority, Stevens Institute of
               Technology Issue Revenue Bonds, 1992 Series A:
  1,275,000      6.100%, 7/01/00                                                            No Opt. Call           A      1,291,486
    995,000      6.200%, 7/01/01                                                            No Opt. Call           A      1,021,507
  1,165,000      6.300%, 7/01/02                                                            No Opt. Call           A      1,210,936

  1,200,000    New Jersey Educational Facilities Authority, Revenue Bonds, Saint            No Opt. Call         BBB      1,158,564
                 Peter's College Issue, 1998 Series B, 5.000%, 7/01/08

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 13.0%

               Albany Housing Authority, City of Albany, New York, Limited Obligation
               Bonds, Series 1995:
$   500,000      5.100%, 10/01/01                                                           No Opt. Call        Baa1   $    500,350
    700,000      5.250%, 10/01/02                                                           No Opt. Call        Baa1        701,561
    750,000      5.400%, 10/01/03                                                           No Opt. Call        Baa1        753,930
    750,000      5.500%, 10/01/04                                                           No Opt. Call        Baa1        752,685
  1,000,000      5.600%, 10/01/05                                                           No Opt. Call        Baa1      1,002,690
    500,000      5.700%, 10/01/06                                                           10/05 at 102        Baa1        501,475
    700,000      5.850%, 10/01/07                                                           10/05 at 102        Baa1        699,300

               City of Jamestown, Chautauqua County, New York, Public Improvement
               Serial Bonds, 1991 Series A:
    150,000      7.000%, 3/15/04                                                            No Opt. Call        Baa2        161,807
    750,000      7.000%, 3/15/05                                                            No Opt. Call        Baa2        815,310

  1,000,000    Metropolitan Transportation Authority (New York), Transit                    No Opt. Call        BBB+      1,050,030
                 Facilities Service Contract Bonds, Series N, 6.625%, 7/01/02

  1,280,000    The City of New York, General Obligation Bonds, Fiscal 1988                  No Opt. Call         Aaa      1,280,307
                 Series A, 8.250%, 11/01/99

  2,750,000    The City of New York, General Obligation Bonds, Fiscal 1991                  No Opt. Call          A-      3,217,693
                 Series B, 8.250%, 6/01/06

  1,000,000    The City of New York, General Obligation Bonds, Fiscal 1996                  No Opt. Call          A-      1,062,990
                 Series E, 6.500%, 2/15/04

               The City of New York, General Obligation Bonds, Fiscal 1996
               Series G:
  3,000,000      5.700%, 2/01/03                                                            No Opt. Call          A-      3,088,890
    500,000      5.750%, 2/01/06                                                            No Opt. Call          A-        517,580

  3,000,000    The City of New York, General Obligation Bonds, Fiscal 1997                  No Opt. Call          A-      3,071,010
                 Series H, 5.400%, 8/01/04

  4,000,000    The City of New York, General Obligation Bonds, Fiscal 1995                  No Opt. Call         Aaa      4,150,960
                 Series F, 6.100%, 2/15/02

  5,000,000    The City of New York, General Obligation Bonds, Fiscal 1997                  No Opt. Call          A-      5,151,250
                 Series I, 5.625%, 4/15/05

  1,000,000    Dormitory Authority of the State of New York, State University                5/00 at 102           A      1,035,720
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

  4,155,000    Dormitory Authority of the State of New York, Revenue Bonds, City            No Opt. Call        Baa1      4,206,854
                 University Issue, Series U, 5.875%, 7/01/00

  2,900,000    Dormitory Authority of the State of New York, Department of                  No Opt. Call        BBB+      3,007,764
                 Health of the State of New York Refunding Bonds, 1990 Issue,
                 6.750%, 7/01/01

               Dormitory Authority of the State of New York, State University
               Educational Facilities Revenue Bonds, Series 1995A:
  6,500,000      5.250%, 5/15/01                                                            No Opt. Call          A-      6,591,650
  2,000,000      6.500%, 5/15/05                                                            No Opt. Call          A-      2,150,160

               Dormitory Authority of the State of New York, NYACK Hospital Revenue
               Bonds, Series 1996:
  1,000,000      5.500%, 7/01/00                                                            No Opt. Call         Baa      1,005,130
  1,000,000      6.000%, 7/01/06                                                             7/06 at 102         Baa      1,012,380

  3,315,000    Dormitory Authority of the State of New York, City University                No Opt. Call        BBB+      3,466,065
                 System Consolidated Revenue Bonds, 1996 Series 2, 6.000%, 7/01/04

  5,000,000    New York State Housing Finance Agency, Health Facilities Revenue             No Opt. Call          A-      5,204,150
                 Bonds, 1996 Series A Refunding, 5.875%, 5/01/04

  1,265,000    New York State Urban Development Corporation, Project Revenue                No Opt. Call        BBB+      1,336,473
                 Bonds (Center for Industrial Innovation), 1995 Refunding Series,
                 6.250%, 1/01/05

  1,000,000    New York State Urban Development Corporation, Correctional                   No Opt. Call        BBB+      1,014,570
                 Capital Facilities Revenue Bonds, 1993 Refunding Series, 5.250%,
                 1/01/02

    630,000    Onondaga County Resource Recovery Agency (New York), System                  No Opt. Call        Baa1        630,687
                 Revenue Bonds (Development Costs-19 Series), 6.200%, 5/01/00

  3,700,000    The Port Authority of New York and New Jersey, Special Project               No Opt. Call         N/R      3,911,751
                 Bonds, Series 4, KIAC Partners Project, 7.000%, 10/01/07
                 (Alternative Minimum Tax)

  3,035,000    The Port Authority of New York and New Jersey, Special Project               No Opt. Call         AAA      3,193,275
                 Bonds, Series 6, JFK International Air Terminal LLC Project,
                 6.000%, 12/01/05 (Alternative Minimum Tax)

  1,400,000    Suffolk County Industrial Development Agency (New York), 1998                No Opt. Call         N/R      1,321,768
                 Industrial Development Revenue Bonds (Nissequogue Cogen Partners
                 Facility), 4.875%, 1/01/08 (Alternative Minimum Tax)

               Portfolio of Investments (Unaudited)

               October 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.1%

$ 5,475,000    North Carolina Municipal Power Agency Number 1, Catawba Electric              1/03 at 102        BBB+   $  5,579,025
                 Revenue Bonds, Series 1992, 6.000%, 1/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 7.0%

  8,245,000    Akron, Bath and Copley Joint Township Hospital District, Ohio,               No Opt. Call        Baa1      7,556,872
                 Hospital Facilities Revenue Bonds, Series 1998A
                 (Summa Health System Project), 5.000%, 11/15/08

               City of Barberton, Ohio, Hospital Facilities Revenue Bonds, Series 1992
               (The Barberton Citizens Hospital Company Project):
    750,000      6.400%, 1/01/00                                                            No Opt. Call        A***        753,218
    500,000      6.550%, 1/01/01                                                            No Opt. Call        A***        513,235

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series 1991
               (Guernsey Memorial Hospital Project):
    595,000      7.650%, 12/01/99                                                           No Opt. Call         BBB        596,571
    640,000      7.750%, 12/01/00                                                           No Opt. Call         BBB        660,294
    680,000      7.850%, 12/01/01                                                           No Opt. Call         BBB        716,870

               Cleveland-Cuyahoga County Port Authority, Subordinate Refunding Revenue
               Bonds, Series 1997 (Rock and Roll Hall of Fame and Museum Project):
    850,000        5.000%, 12/01/01                                                         No Opt. Call         N/R        853,222
  1,000,000        5.100%, 12/01/02                                                         No Opt. Call         N/R      1,003,320
    750,000        5.350%, 12/01/04                                                         No Opt. Call         N/R        752,640
    335,000        5.600%, 12/01/06                                                         No Opt. Call         N/R        336,712

               County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System),
               Series 1995:
    500,000      5.750%, 8/15/00                                                            No Opt. Call         AAA        507,420
    795,000      5.850%, 8/15/01                                                            No Opt. Call         AAA        817,737
    735,000      5.950%, 8/15/02                                                            No Opt. Call         AAA        765,084

               County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1993
               (Flower Hospital):
    370,000      5.800%, 12/01/01                                                           No Opt. Call      N/R***        380,697
    790,000      5.900%, 12/01/02                                                           No Opt. Call      N/R***        820,723
    435,000      6.000%, 12/01/03                                                           No Opt. Call      N/R***        456,041

  5,195,000    County of Lucas, Ohio, Hospital Revenue Refunding Bonds, Series              No Opt. Call         AAA      5,480,985
                 1996 (ProMedica Healthcare Obligated Group), 6.000%, 11/15/05

  1,000,000    Miami County, Ohio, Hospital Facilities Revenue Refunding and                No Opt. Call         BBB      1,009,700
                 Improvement Bonds (Upper Valley Medical Center), Series 1996C,
                 6.000%, 5/15/06

    720,000    State of Ohio, State Economic Development Revenue Bonds (Ohio                12/99 at 101          A-        728,525
                 Enterprise Bond Fund), Series 1991-2 and Series 1991-3
                 (Superior Forge and Steel Corporation), 7.250%, 6/01/01
                 (Alternative Minimum Tax)

  3,825,000    State of Ohio, Elementary and Secondary Education Capital                    No Opt. Call         AAA      3,947,630
                 Facilities Bonds, Series 1995A, 5.700%, 6/01/02

               County of Sandusky, Ohio, Hospital Facilities Revenue Refunding Bonds,
               Series 1998 (Memorial Hospital):
    910,000        4.500%, 1/01/01                                                          No Opt. Call        BBB-        906,897
  1,030,000        4.600%, 1/01/02                                                          No Opt. Call        BBB-      1,019,824
  1,375,000        4.700%, 1/01/03                                                          No Opt. Call        BBB-      1,353,303
  1,460,000        4.800%, 1/01/04                                                          No Opt. Call        BBB-      1,425,427
  1,030,000        4.900%, 1/01/05                                                          No Opt. Call        BBB-        999,903
    830,000        5.000%, 1/01/06                                                          No Opt. Call        BBB-        802,901
    500,000        5.050%, 1/01/07                                                          No Opt. Call        BBB-        480,135
    750,000        5.100%, 1/01/09                                                           1/08 at 102        BBB-        706,283
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.6%

  3,120,000    Oklahoma Industries Authority, Hospital Revenue Bonds (Deaconess             No Opt. Call         BBB      3,052,702
                 Health Care Corporation Project), Series 1997A, 5.250%, 10/01/07



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 10.7%

$   400,000    Allegheny County Hospital Development Authority (Allegheny County,           No Opt. Call   BBB+***     $    410,384
                 Pennsylvania), Hospital Revenue Bonds, Series 1991 A (St. Margaret
                 Memorial Hospital), 6.800%, 10/01/00

 12,500,000    Beaver County Industrial Development Authority, Pennsylvania, Pollution      No Opt. Call      Baa3       12,073,625
                 Control Revenue Refunding Bonds, Series 1999-A (Ohio Edison Company
                 Project), 4.650%, 6/01/33 (Mandatory put 6/01/04)

  3,830,000    Delaware County Authority (Pennsylvania), Health Facilities Revenue          11/05 at 100       Aaa        4,077,112
                 Bonds, Series 1993A (Mercy Health Corporation of Southeastern
                 Pennsylvania Obligated Group), 6.000%, 11/15/07 (Pre-refunded to
                 11/15/05)

               Delaware County Industrial Development Authority (Pennsylvania),
               Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility):
  4,000,000      6.000%, 1/01/03                                                            No Opt. Call       BB-        3,956,520
  4,000,000      6.500%, 1/01/08                                                            No Opt. Call       BB-        3,925,440

  1,500,000    Monroeville Hospital Authority, Hospital Revenue Refunding Bonds, Forbes     No Opt. Call       N/R        1,455,000
                 Health System, 5.750%, 10/01/05

    335,000    Montgomery County Higher Education and Health Authority (Pennsylvania),      No Opt. Call       AAA          355,472
                 Hospital Facilities Revenue Bonds, Series of 1991 (Pottstown Memorial
                 Medical Center Project), 7.000%, 11/15/99

  2,500,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue    No Opt. Call       AAA        2,533,200
                 Bonds (City of Philadelphia Funding Program), Series of 1992, 6.000%,
                 6/15/00

  3,425,000    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth      No Opt. Call       BBB        3,459,730
                  Series, 5.700%, 7/01/00

  1,095,000    Redevelopment Authority of the City of Philadelphia (Pennsylvania),          No Opt. Call       N/R        1,050,258
                 Multifamily Housing Mortgage Revenue Bonds, Series 1998A (Cricket Court
                 Commons Project), 5.600%, 4/01/08 (Alternative Minimum Tax)

  3,990,000    The School District of Philadelphia, Pennsylvania, General Obligation        No Opt. Call       AAA        4,109,740
                 Bonds, Series A of 1994, 5.450%, 7/01/04

  5,000,000    City of Philadelphia, Pennsylvania, Water and Wasterwater Revenue Bonds,     No Opt. Call       AAA        5,061,100
                 Series 1993, 5.150%, 6/15/04

               Philadelphia Pennsylvania Hospitals and Higher Education Facilities
               Authority, Hospital Revenue Refunding Bonds, Pennsylvania Hospital:
  3,490,000      5.850%, 7/01/02                                                            No Opt. Call   BBB+***        3,596,934
  2,020,000      6.050%, 7/01/04                                                            No Opt. Call   BBB+***        2,115,364
  2,000,000      6.150%, 7/01/05                                                            No Opt. Call   BBB+***        2,110,700

  5,505,000    Westmoreland County Industrial Development Authority, Pennsylvania,          No Opt. Call      Baa3        5,345,190
                 Hospital Revenue Bonds, Series 1998 (Citizens General Hospital),
                 4.750%, 7/01/03

-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.8%

  4,035,000    Rhode Island Housing and Mortgage Finance Corporation, Multifamily           No Opt. Call       AAA        4,072,001
                 Housing Bonds, 1995 Series A, 5.350%, 7/01/03

-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.9%

               The Health, Educational, and Housing Facilities Board of the County of
               Knox, Revenue Bonds, Series 1999 (University Health System, Inc.):
  2,815,000        5.200%, 4/01/08                                                          No Opt. Call      Baa1        2,693,279
  2,065,000        5.250%, 4/01/09                                                          No Opt. Call      Baa1        1,960,779

               The Health and Educational Facilities Board of the Metropolitan Government
               of Nashville and Davidson County, Tennessee, Revenue Refunding Bonds,
               Series 1998 (The Blakford at Green Hills):
    400,000        5.150%, 7/01/05                                                           7/03 at 102       N/R          386,016
    400,000        5.250%, 7/01/06                                                           7/03 at 102       N/R          384,048
    500,000        5.300%, 7/01/07                                                           7/03 at 102       N/R          476,265
    500,000        5.350%, 7/01/08                                                           7/03 at 102       N/R          472,350
    500,000        5.400%, 7/01/09                                                           7/03 at 102       N/R          473,545

  3,250,000    The Industrial Development Board of the Metropolitan Government of           No Opt. Call       N/R        3,254,355
                 Nashville and Davidson County Tennessee, Industrial Development Revenue
                 Refunding and Improvement Bonds (Osco Treatment Systems, Inc. Project),
                 Series 1993, 6.000%, 5/01/03 [Alternative Minimum Tax)

        Portfolio of Investments (Unaudited)
        Nuveen Flagship Limited Term Municipal Bond Fund (continued) October 31, 1999



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.9%

$ 1,575,000    Anderson County, Texas, Refunding Revenue Bonds (Coffield Prison             No Opt. Call         AAA     $1,583,663
                 Farm Project), Series 1992, Supported by a Lease with the Texas
                 Department of Criminal Justice, 5.300%, 3/15/00

               Brazos Higher Education Authority, Inc., Student Loan Revenue Refunding
                 Bonds, Series 1993A-1:
  1,510,000      5.900%, 12/01/00 (Alternative Minimum Tax)                                 No Opt. Call         Aaa      1,538,932
  1,075,000      6.050%, 12/01/01 (Alternative Minimum Tax)                                 No Opt. Call         Aaa      1,108,078

  1,325,000    North Central Texas Health Facilities Development Corporation,                2/01 at 100         BBB      1,348,519
                 Health Facilities Development Revenue Bonds (C.C. Young Memorial
                 Home Project), Series 1996, 5.700%, 2/15/03

    645,000    The City of Pasadena Industrial Development Corporation, Economic             4/00 at 100           A        650,321
                 Development Revenue Bonds, Series 1991 (Universities Space Research
                 Association Lunar and Planetary Institute Project), 7.050%, 10/01/01
                 The State of Texas, Texas College Student Loan Senior Lien
                 Revenue Bonds, Series 1991:
    390,000      7.000%, 4/01/00 (Alternative Minimum Tax)                                  No Opt. Call           A        394,462
    815,000      7.100%, 4/01/01 (Alternative Minimum Tax)                                  No Opt. Call           A        840,599

               Travis County Health Facilities Development Corporation, Revenue Bonds
                 (Ascension Health Credit Group), Series 1999A:
  2,500,000      5.750%, 11/15/08 (WI)                                                      No Opt. Call         AAA      2,588,100
  2,500,000      5.750%, 11/15/09 (WI)                                                      No Opt. Call         AAA      2,579,800

               Tyler Health Facilities Development Corporation (Texas), Hospital Revenue
                 Bonds (Mother Frances Hospital Regional Health Care Center Project),
                 Series 1997A:
  1,650,000      5.125%, 7/01/05                                                             7/02 at 100        Baa2      1,598,075
  1,100,000      5.200%, 7/01/06                                                             7/02 at 100        Baa2      1,058,992
------------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.4%

               Vermont Student Assistance Corporation, Education Loan Finance Program
                 Revenue Bonds, 1992 Series A-3:
  1,000,000      5.900%, 12/15/00 (Alternative Minimum Tax)                                 No Opt. Call         AAA      1,019,430
  1,000,000      6.050%, 12/15/01 (Alternative Minimum Tax)                                 No Opt. Call         AAA      1,030,690
------------------------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 1.4%

               Virgin Islands Port Authority, Airport Revenue Bonds, Refunding
                 Series 1998A:
  2,960,000      4.450%, 9/01/04 (Alternative Minimum Tax)                                   9/02 at 101         BBB      2,864,451
  2,500,000      4.500%, 9/01/05 (Alternative Minimum Tax)                                   9/02 at 101         BBB      2,396,275

  2,070,000    Virgin Islands Water and Power Authority, Electric System                    No Opt. Call         N/R      2,072,732
                 Revenue and Refunding Bonds, 1998 Series, 5.250%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.2%

  2,850,000    Newport News Redevelopment and Housing Authority, Multifamily                 5/05 at 102         AAA      2,902,469
                 Housing Revenue Bonds (Fredericksburg-Oxford Project), Series 1997A,
                 5.550%, 5/01/27 (Mandatory put 5/01/07)

  3,000,000    Virginia Public Building Authority, State Building Revenue                    8/04 at 101       AA***      3,221,880
                 Bonds, Series 1994 A, 6.250%, 8/01/15 (Pre-refunded to 8/01/04)
------------------------------------------------------------------------------------------------------------------------------------
               Washington - 0.9%

  1,670,000    Washington Health Care Facilities Authority, Revenue Bonds, Series 1992      No Opt. Call         AAA      1,740,820
                 (The Children's Hospital and Medical Center, Seattle), 6.000%, 10/01/02

  3,000,000      Washington Public Power Supply System, Nuclear Project No. 1               No Opt. Call         Aa1      3,103,050
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/06
------------------------------------------------------------------------------------------------------------------------------------
               West Virginia - 0.8%

  2,500,000    The County Commission of Pleasants County, West Virginia, Pollution          No Opt. Call           A      2,379,500
                 Control Revenue Bonds (West Penn Power Company Pleasants Station
                 Project), 1998 Series D, 4.700%, 11/01/07

  1,860,000    West Virginia Public Energy Authority, Energy Revenue Bonds (Morgantown       1/06 at 102         Aaa      1,802,113
                 Energy Associates Project), 1990 Series A, 5.050%, 7/01/08
                 (Alternative Minimum Tax)



   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.4%

               Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
               Series 1993A (Lutheran Hospital-La Crosse, Inc.):
$  1,100,000     5.200%, 2/15/00                                                            No Opt. Call         AAA   $  1,104,082
   1,155,000     5.300%, 2/15/01                                                            No Opt. Call         AAA      1,168,370
-----------------------------------------------------------------------------------------------------------------------------------
$527,475,000   Total Investments - (cost $523,480,523) - 100.4%                                                         524,529,156
============-----------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 1.3%

$  6,550,000   Uinta County Amoco Project, Pollution Control Revenue Bonds, Series 1998,                      VMIG-1      6,550,000
============     Variable Rate Demand Bonds, 3.500%, 7/01/26+
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (1.7)%                                                                    (8,691,975)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $522,387,181
               ====================================================================================================================

   * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

  ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

 *** Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

 N/R Investment is not rated.

(DD) Security purchased on a delayed delivery basis (note 1).

(WI) Security purchased on a when-issued basis (note 1).

 /+/ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund
October 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 7.1%

$   400,000    Martin County Industrial Development Authority (Florida),                    12/04 at 102        BBB-    $   407,408
                 Industrial Development Revenue Bonds (Indianatown Cogeneration
                 L.P. Project), Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 16.6%

    135,000    Village of Channahon, Illinois, Revenue Refunding Bonds, Series              12/09 at 102        BBB+        125,674
                 1999 (Morris Hospital), 5.750%, 12/01/12

    140,000    City of Chicago Tax Increment Allocation Bonds (Irving/Cicero                 1/09 at 100         N/R        134,700
                 Redevelopment Project), Series 1998, 7.000%, 1/01/14

    250,000    Illinois Development Finance Authority, Solid Waste Disposal                 No Opt. Call         BBB        254,310
                 Revenue Bonds (Waste Management, Inc. Project), Series 1990, 7.125%,
                 1/01/01 (Alternative Minimum Tax)

    225,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,                2/07 at 102          A-        202,880
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.500%, 2/15/16

    250,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,                1/01 at 102        Baa3        238,138
                 Series 1991 (Proctor Community Hospital Project), 7.375%, 1/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 10.8%

    650,000    Whitley County, Indiana, Solid Waste and Sewage Disposal Revenue             11/10 at 102         N/R        626,308
                 Bonds (Steel Dynamics, Inc. Project), Series 1998, 7.250%, 11/01/18
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Iowa - 12.0%

    700,000    Iowa Higher Education Loan Authority, Private College Facility               10/10 at 102         N/R        691,320
                 Revenue Bonds (Waldorf College Project), Series 1999, 7.375%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 6.5%

    250,000    Massachusetts Development Finance Agency, Revenue Bonds, Northern             8/09 at 101           A        243,608
                 Berkshire Community Services, Inc. Issue, 1999 Series A, 6.250%, 8/15/19

    135,000    Massachusetts Port Authority, Special Facilities, Revenue Bonds               9/06 at 102         AAA        130,949
                 (US Air Project), Series 1996-A, 5.875%, 9/01/23 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 6.3%

    400,000    Northwest Minnesota Multi-County Housing and Redevelopment                   10/04 at 102         N/R        364,700
                 Authority, Governmental Housing Revenue Bonds (Pooled Housing Program),
                 Series 1994A, 8.125%, 10/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 2.3%

    150,000    Mississippi Business Finance Corporation, Pollution Control                   5/04 at 102        BBB-        132,594
                 Revenue Refunding Bonds (System Energy Resources, Inc. Project), Series
                 1999, 5.900%, 5/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 11.6%

    150,000    City of Albany Industrial Development Agency, Civic Facility Revenue          5/09 at 101         N/R        135,348
                 Bonds (Albany Medical Center Project), Series 1999, 6.000%, 5/01/19

    500,000    Erie County Industrial Development Agency, Solid Waste Disposal              12/10 at 103         N/R        534,840
                 Facility Revenue Bonds (1998 CanFibre of Lackawanna Project), 9.050%,
                 12/01/25 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 6.6%

    140,000    Ohio Capital Corporation for Housing, Mortgage Revenue Refunding             No Opt. Call         Aa2        139,377
                 Bonds, Series 1999G (FHA-Insured Mortgage Loans - Section 8 Assisted
                 Projects), 6.750%, 2/01/03

    250,000    Ohio Water Development Authority, State of Ohio, Solid Waste                  9/09 at 102         N/R        243,803
                 Disposal Revenue Bonds (Bay Shore Power Project), Convertible Series
                 1998B, 6.625%, 9/01/20 (Alternative Minimum Tax)



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*    Ratings**         Value
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 2.4%

$   150,000    City of Philadelphia, Pennsylvania, Airport Revenue Refunding Bonds,          6/08 at 102         AAA     $  139,815
                 Series 1998A (Philadelphia Airport System), 5.500%, 6/15/18
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 2.4%

    140,000    City of Central Falls, Rhode Island, General Obligation School Bonds,         5/09 at 102          AA        138,956
                 6.250%, 5/15/20
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 4.3%

    250,000    Tennessee Housing Development Agency, Homeownership Program Bonds, Issue      1/09 at 101          AA        246,070
                 1998-3C, Remarketed 6.000%, 1/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 6.4%

    140,000    Harris County (Texas), Housing Finance Corporation, Multifamily               7/12 at 103         N/R        136,443
                 Housing Revenue Bonds (Windfern Pointe and Waterford Place Apartments
                 Projects), 1999 Senior Series A and B, Subordinate Series C and Junior
                 Subordinate Series D, 9.000%, 7/01/29

    250,000    Texas Water Development Board, State Revolving Fund, Senior                   7/09 at 100         AAA        235,346
                 Lien Revenue Bonds, Program Series 1999A, 5.500%, 7/15/21
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 4.8%

    275,000    Utah Housing Finance Agency, Single Family Mortgage Bonds,                7/09 at 101 1/2         Aa2        276,434
                 1999 Series F, 6.300%, 7/01/21 (WI)
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 2.4%

    150,000    Wisconsin Health and Educational Facilities Authority Revenue Bonds,         11/09 at 101         N/R        141,150
                 Series 1999 (FH Healthcare Development, Inc. Project), 6.250%, 11/15/20
-----------------------------------------------------------------------------------------------------------------------------------
$ 6,080,000    Total Investments - (cost $6,064,574) - 102.5%                                                             5,920,171
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (2.5)%                                                                      (143,152)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                         $5,777,019
               ====================================================================================================================



   * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

  **  Ratings: Using the higher of Standard & Poor's or Moody's rating.

 N/R  Investment is not rated.

(WI)  Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.

                              Statement of Net Assets (Unaudited)
                              October 31, 1999

                                                                                All-American  Intermediate  Limited Term  High Yield
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                   $401,991,937   $59,897,598  $524,529,156  $5,920,171
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                      4,400,000            --     6,550,000          --
Cash                                                                                      --            --     3,919,316          --
Receivables:
  Fund manager (note 6)                                                                   --            --            --       5,795
  Interest                                                                         7,224,493       931,380     8,935,930     126,066
  Investments sold                                                                        --       180,000            --          --
  Shares sold                                                                      1,552,836        46,097       253,995      67,789
Other assets                                                                         287,203        82,462        45,133      42,611
------------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                 415,456,469    61,137,537   544,233,530   6,162,432
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                       566,618       661,672            --      83,797
Payables:
  Investments purchased                                                            7,321,750            --    18,768,568     280,954
  Shares redeemed                                                                  2,615,659        60,161     1,702,477          --
Accrued expenses:
  Management fees (note 6)                                                           167,499        12,774       192,670          --
  12b-1 distribution and service fees (notes 1 and 6)                                127,247        14,698       116,601       1,301
  Other                                                                              132,151        55,676       239,815      16,847
Dividends payable                                                                    507,799       100,671       826,218       2,514
------------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                             11,438,723       905,652    21,846,349     385,413
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $404,017,746   $60,231,885  $522,387,181  $5,777,019
====================================================================================================================================
Class A Shares (note 1)
Net assets                                                                      $288,232,634   $49,771,712  $428,223,830  $  971,347
Shares outstanding                                                                27,484,146     4,804,247    40,787,069      51,652
Net asset value and redemption price per share                                  $      10.49   $     10.36  $      10.50  $    18.81
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 4.20%, respectively,
  of offering price)                                                            $      10.95   $     10.68  $      10.77  $    19.63
====================================================================================================================================
Class B Shares (note 1)
Net assets                                                                      $ 36,181,726           N/A           N/A  $1,295,704
Shares outstanding                                                                 3,448,103           N/A           N/A      69,021
Net asset value, offering and redemption price per share                        $      10.49           N/A           N/A  $    18.77
====================================================================================================================================
Class C Shares (note 1)
Net assets                                                                      $ 76,135,720   $ 9,734,775  $ 93,428,983  $  573,727
Shares outstanding                                                                 7,271,122       938,379     8,910,105      30,542
Net asset value, offering and redemption price per share                        $      10.47   $     10.37  $      10.49  $    18.78
====================================================================================================================================
Class R Shares (note 1)
Net assets                                                                      $  3,467,666   $   725,398  $    734,368  $2,936,241
Shares outstanding                                                                   330,527        70,066        70,067     156,154
Net asset value, offering and redemption price per share                        $      10.49   $     10.35  $      10.48  $    18.80
====================================================================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

                              Statement of Operations (Unaudited)
                              Six Months Ended October 31, 1999

                                                                          All-American   Intermediate   Limited Term   High Yield*
----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                $ 12,282,126    $ 1,670,646   $ 14,074,061     $  88,429
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                     1,008,865        154,427      1,156,691         8,711
12b-1 service fees - Class A (notes 1 and 6)                                   297,327         51,099        440,327           206
12b-1 distribution and service fees - Class B (notes 1 and 6)                  167,338            N/A            N/A         1,079
12b-1 distribution and service fees - Class C (notes 1 and 6)                  297,161         37,289        255,475           454
Shareholders' servicing agent fees and expenses                                 61,312         16,175        150,478            95
Custodian's fees and expenses                                                   62,479         24,848         54,683        18,474
Trustees' fees and expenses (note 6)                                             7,222            532          6,627           674
Professional fees                                                                3,007          5,899          7,714         3,770
Shareholders' reports - printing and mailing expenses                           40,259          7,076         33,590        12,285
Federal and state registration fees                                             31,551         21,703         36,424         3,049
Other expenses                                                                   5,236          1,106          3,513            91
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         1,981,757        320,154      2,145,522        48,888
  Custodian fee credit (note 1)                                                (10,848)          (407)        (3,460)       (7,715)
  Expense reimbursement (note 6)                                                    --        (51,629)            --       (31,827)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 1,970,909        268,118      2,142,062         9,346
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       10,311,217      1,402,528     11,931,999        79,083
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)       (5,472,809)       (64,818)    (1,009,656)      (23,319)
Net change in unrealized appreciation or depreciation of investments       (30,391,557)    (3,657,413)   (18,599,764)     (144,403)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                           (35,864,366)    (3,722,231)   (19,609,420)     (167,722)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     $(25,553,149)   $(2,319,703)  $ (7,677,421)    $ (88,639)
==================================================================================================================================
N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.

*For the period June 7, 1999 (commencement of operations) through October 31, 1999.

                                 See accompanying notes to financial statements.

                Statement of Changes in Net Assets (Unaudited)

                                                                 All-American                         Intermediate
                                                       ---------------------------------------------------------------------
                                                       Six Months Ended      Year Ended    Six Months Ended      Year Ended
                                                               10/31/99         4/30/99            10/31/99         4/30/99
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 10,311,217    $ 17,742,518        $  1,402,528    $  2,502,122
Net realized gain (loss) from
  investment transactions (notes 1 and 4)                    (5,472,809)      1,390,265             (64,818)        974,433
Net change in unrealized appreciation
  or depreciation of investments                            (30,391,557)      1,381,053          (3,657,413)       (353,542)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations       (25,553,149)     20,513,836          (2,319,703)      3,123,013
----------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                    (7,623,026)    (13,558,500)         (1,181,472)     (2,193,035)
  Class B                                                      (759,907)       (757,569)                N/A             N/A
  Class C                                                    (1,811,677)     (3,203,324)           (200,226)       (282,244)
  Class R                                                       (81,662)       (225,133)            (17,325)        (32,146)
From accumulated net realized gains
  from investment transactions:
  Class A                                                            --        (265,989)                 --        (215,591)
  Class B                                                            --         (18,186)                N/A             N/A
  Class C                                                            --         (70,414)                 --         (36,389)
  Class R                                                            --          (5,437)                 --          (2,815)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  from distributions to shareholders                        (10,276,272)    (18,104,552)         (1,399,023)     (2,762,220)
----------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of:
  Alabama                                                            --       7,102,834                  --              --
  South Carolina                                                     --      11,502,532                  --              --
  Florida Intermediate                                               --              --                  --      12,375,612
Net proceeds from sale of shares                            101,599,721     146,838,231           7,188,926      17,557,237
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                        2,937,226       6,230,070             554,905       1,227,057
----------------------------------------------------------------------------------------------------------------------------
                                                            104,536,947     171,673,667           7,743,831      31,159,906
Cost of shares redeemed                                     (91,505,735)    (59,511,217)         (6,128,799)    (15,659,540)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  Fund share transactions                                    13,031,212     112,162,450           1,615,032      15,500,366
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       (22,798,209)    114,571,734          (2,103,694)     15,861,159
Net assets at the beginning of period                       426,815,955     312,244,221          62,335,579    $ 46,474,420
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $404,017,746    $426,815,955        $ 60,231,885    $ 62,335,579
============================================================================================================================
Balance of undistributed net
  investment income at the end of period                   $     35,521    $        576        $      8,797           5,292
============================================================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.

                                 See accompanying notes to financial statements.



                                                                        Limited Term                           High Yield
                                                            ----------------------------------       ----------------------------
                                                                                                            For the Period 6/7/99
                                                            Six Months Ended        Year Ended       (commencement of operations)
                                                                    10/31/99           4/30/99                   through 10/31/99
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                           $ 11,931,999       $22,313,600                        $   79,083
Net realized gain (loss) from
   investment transactions (notes 1 and 4)                        (1,009,656)          177,749                           (23,319)
Net change in unrealized appreciation
   or depreciation of investments                                (18,599,764)        4,044,043                          (144,403)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations             (7,677,421)       26,535,392                           (88,639)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                       (9,836,936)      (20,627,751)                           (4,490)
    Class B                                                              N/A               N/A                            (4,252)
    Class C                                                       (1,912,010)       (2,406,223)                           (2,809)
    Class R                                                          (22,116)          (45,661)                          (45,230)
From accumulated net realized gains
   from investment transactions:
   Class A                                                                --                --                                --
   Class B                                                               N/A               N/A                                --
   Class C                                                                --                --                                --
   Class R                                                                --                --                                --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
  from distributions to shareholders                             (11,771,062)      (23,079,635)                          (56,781)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
   reorganization of:
   Alabama                                                                --                --                                --
   South Carolina                                                         --                --                                --
   Florida Intermediate                                                   --                --                                --

Net proceeds from sale of shares                                  54,823,529       159,596,588                         5,851,152
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                            5,213,184        10,739,032                               267
---------------------------------------------------------------------------------------------------------------------------------
                                                                  60,036,713       170,335,620                         5,851,419
Cost of shares redeemed                                          (63,588,959)     (101,189,975)                          (28,980)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   Fund share transactions                                        (3,552,246)       69,145,645                         5,822,439
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                            (23,000,729)       72,601,402                         5,677,019
Net assets at the beginning of period                            545,387,910       472,786,508                           100,000
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                 $522,387,181      $545,387,910                        $5,777,019
=================================================================================================================================
Balance of undistributed net
   investment income at the end of period                       $    385,733      $    224,796                        $   22,302
=================================================================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)




1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("All-American"), the Nuveen Flagship Intermediate Municipal Bond Fund ("Intermediate"), the Nuveen Flagship Limited Term Municipal Bond Fund ("Limited Term") and the Nuveen High Yield Municipal Bond Fund ("High Yield") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship Alabama Municipal Bond Fund ("Alabama") and Nuveen Flagship South Carolina Municipal Bond Fund ("South Carolina") reorganized into All-American. Prior to these reorganizations Alabama and South Carolina were each a series of the Nuveen Flagship Multistate Trust III, an open-end investment company. Alabama and South Carolina had fiscal year ends of May 31 prior to being reorganized into All-American which has an April 30 fiscal year end.

After the close of business on September 11, 1998, Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Florida Intermediate") reorganized into Intermediate. Prior to the reorganization Florida Intermediate was a series of the Nuveen Flagship Multistate Trust I, an open-end investment company. Florida Intermediate had a fiscal year end of May 31 prior to being reorganized into Intermediate which has an April 30 fiscal year end.

All-American, Intermediate and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 65% of the Fund's assets will be invested in medium to low-quality municipal bonds and may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1999, All-American, Limited Term and High Yield had outstanding delayed delivery and when-issued purchase commitments of $7,321,750, $11,532,281 and $280,954, respectively. Intermediate had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. All-American and High Yield also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended October 31, 1999.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                               All-American
                                            ------------------------------------------------------
                                                Six Months Ended                Year Ended
                                                    10/31/99                      4/30/99
                                            -------------------------    -------------------------
                                                Shares         Amount        Shares         Amount
--------------------------------------------------------------------------------------------------
Shares issued in the reorganization
 of Alabama:
  Class A                                           --   $         --       395,906   $  4,578,809
  Class B                                           --             --        33,558        388,298
  Class C                                           --             --       174,177      2,011,777
  Class R                                           --             --        10,715        123,950
Shares issued in the reorganization
 of South Carolina:
  Class A                                           --             --       888,879     10,280,233
  Class B                                           --             --        62,148        719,099
  Class C                                           --             --        33,844        390,899
  Class R                                           --             --         9,709        112,301
Shares sold:
  Class A                                    7,304,189     79,728,600     8,253,027     94,819,512
  Class B                                      831,757      9,176,537     2,120,117     24,385,007
  Class C                                    1,049,382     11,494,507     2,250,600     25,819,882
  Class R                                      109,743      1,200,077       157,716      1,813,830
Shares issued to shareholders due
 to reinvestment of distributions:
  Class A                                      198,467      2,194,976       410,709      4,717,255
  Class B                                       20,896        230,686        22,987        264,311
  Class C                                       42,808        471,943        89,793      1,029,146
  Class R                                        3,597         39,621        19,091        219,358
---------------------------------------------------------------------------------------------------
                                             9,560,839    104,536,947    14,932,976    171,673,667
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                   (7,325,386)   (80,201,156)   (3,545,629)   (40,755,984)
  Class B                                     (184,771)    (2,005,762)     (227,194)    (2,609,789)
  Class C                                     (831,210)    (9,054,791)   (1,050,052)   (12,050,245)
  Class R                                      (22,084)      (244,026)     (356,254)    (4,095,199)
---------------------------------------------------------------------------------------------------
                                            (8,363,451)   (91,505,735)   (5,179,129)   (59,511,217)
---------------------------------------------------------------------------------------------------
Net increase                                 1,197,388   $ 13,031,212     9,753,847   $112,162,450
===================================================================================================

                                                                 Intermediate
                                            -------------------------------------------------------
                                                Six Months Ended                Year Ended
                                                    10/31/99                      4/30/99
                                            -------------------------    --------------------------
                                                Shares         Amount        Shares         Amount
---------------------------------------------------------------------------------------------------
Shares issued in the reorganization
 of Florida Intermediate:
  Class A                                           --   $         --       691,484   $  7,709,931
  Class C                                           --             --       407,786      4,549,343
  Class R                                           --             --        10,446        116,338
Shares sold:
  Class A                                      526,478      5,607,092     1,262,418     13,969,292
  Class C                                      142,554      1,520,323       308,307      3,423,835
  Class R                                        5,742         61,511        14,806        164,110
Shares issued to shareholders due
 to reinvestment of distributions:
  Class A                                       44,107        471,419        98,056      1,086,083
  Class C                                        7,234         77,364        11,658        129,379
  Class R                                          573          6,122         1,048         11,595
---------------------------------------------------------------------------------------------------
                                               726,688      7,743,831     2,806,009     31,159,906
---------------------------------------------------------------------------------------------------

Shares redeemed:
  Class A                                     (471,720)    (4,998,906)   (1,238,267)   (13,721,630)
  Class C                                     (106,052)    (1,123,885)     (157,660)    (1,745,372)
  Class R                                         (562)        (6,008)      (17,438)      (192,538)
---------------------------------------------------------------------------------------------------
                                              (578,334)    (6,128,799)   (1,413,365)   (15,659,540)
---------------------------------------------------------------------------------------------------
Net increase                                   148,354   $  1,615,032     1,392,644   $ 15,500,366
===================================================================================================


                                                                                            Limited Term
                                                                       ------------------------------------------------------
                                                                           Six Months Ended                Year Ended
                                                                               10/31/99                     4/30/99
                                                                       -------------------------   --------------------------
                                                                            Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                3,499,943   $ 37,293,218    8,690,653   $  94,938,574
  Class C                                                                1,637,904     17,483,096    5,825,373      63,606,835
  Class R                                                                    4,426         47,215       96,702       1,051,179
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  408,495      4,371,865      879,078       9,602,882
  Class C                                                                   77,575        828,672      101,885       1,111,423
  Class R                                                                    1,183         12,647        2,265          24,727
------------------------------------------------------------------------------------------------------------------------------
                                                                         5,629,526     60,036,713   15,595,956     170,335,620
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                               (5,021,458)   (53,546,830)  (8,242,278)    (89,920,305)
  Class C                                                                 (901,593)    (9,578,043)    (977,837)    (10,657,258)
  Class R                                                                  (43,465)      (464,086)     (56,064)       (612,412)
------------------------------------------------------------------------------------------------------------------------------
                                                                        (5,966,516)   (63,588,959)  (9,276,179)   (101,189,975)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   (336,990)  $ (3,552,246)   6,319,777   $  69,145,645
==============================================================================================================================

                                                                                                            High Yield
                                                                                                     -------------------------
                                                                                                      For the Period 6/7/99
                                                                                                         (commencement of
                                                                                                       operations) through
                                                                                                             10/31/99
                                                                                                     -------------------------
                                                                                                        Shares          Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                                               50,400   $     959,543
  Class B                                                                                               69,283       1,315,880
  Class C                                                                                               29,292         558,690
  Class R                                                                                              154,904       3,017,039
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                                                    2              32
  Class B                                                                                                   12             235
  Class C                                                                                                   --              --
  Class R                                                                                                   --              --
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       303,893       5,851,419
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                                                   --              --
  Class B                                                                                               (1,524)        (28,980)
  Class C                                                                                                   --              --
  Class R                                                                                                   --              --
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        (1,524)        (28,980)
------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                           302,369   $   5,822,439
==============================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1999, to shareholders of record on November 9, 1999, as follows:

                                                                                All-American  Intermediate  Limited Term  High Yield
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                             $.0470        $.0420        $.0390      $.0940
  Class B                                                                              .0400           N/A           N/A       .0815
  Class C                                                                              .0420         .0370         .0360       .0850
  Class R                                                                              .0485         .0435         .0410       .0970
====================================================================================================================================
N/A-Intermediate and Limited Term are not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the period ended October 31, 1999, were as follows:

                                                                             All-American   Intermediate  Limited Term   High Yield
------------------------------------------------------------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities                                         $143,953,893   $ 5,728,629   $ 72,282,423   $6,627,440
  Temporary municipal investments                                               40,320,000     2,000,000     30,150,000           --
Sales and maturities:
  Investments in municipal securities                                          125,921,536     3,713,133     66,881,877      540,821
  Temporary municipal investments                                               35,920,000     3,000,000     23,600,000           --
====================================================================================================================================

At October 31, 1999, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                              All-American  Intermediate   Limited Term   High Yield
------------------------------------------------------------------------------------------------------------------------------------
                                                                              $410,463,205   $60,479,551   $530,064,999   $6,064,574
====================================================================================================================================

At April 30, 1999, the Fund's last fiscal year end, Limited Term had an unused capital loss carryforward of $3,801,908, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 1999, were as follows:

                                              All-American   Intermediate   Limited Term   High Yield
-----------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                $ 10,256,131    $   990,836    $ 6,906,400    $   8,058
  depreciation                                 (14,327,399)    (1,572,789)    (5,892,243)    (152,461)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $ (4,071,268)   $  (581,953)   $ 1,014,157    $(144,403)
=====================================================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser") a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

                                                                       All-American & Intermediate
Average Daily Net Assets                                                            Management Fee
----------------------------------------------------------------------------------------------------
For the first $125 million                                                              .5000 of 1%
For the next $125 million                                                               .4875 of 1
For the next $250 million                                                               .4750 of 1
For the next $500 million                                                               .4625 of 1
For the next $1 billion                                                                 .4500 of 1
For net assets over $2 billion                                                          .4250 of 1
====================================================================================================
                                                                                      Limited Term
Average Daily Net Assets                                                            Management Fee
----------------------------------------------------------------------------------------------------
For the first $125 million                                                              .4500 of 1%
For the next $125 million                                                               .4375 of 1
For the next $250 million                                                               .4250 of 1
For the next $500 million                                                               .4125 of 1
For the next $1 billion                                                                 .4000 of 1
For net assets over $2 billion                                                          .3750 of 1
===================================================================================================
                                                                                        High Yield
Average Daily Net Assets                                                            Management Fee
---------------------------------------------------------------------------------------------------
For the first $125 million                                                              .6000 of 1%
For the next $125 million                                                               .5875 of 1
For the next $250 million                                                               .5750 of 1
For the next $500 million                                                               .5625 of 1
For the next $1 billion                                                                 .5500 of 1
For net assets over $2 billion                                                          .5250 of 1
===================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the period ended October 31, 1999, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows.

                            All-American  Intermediate  Limited Term  High Yield
--------------------------------------------------------------------------------
Sales charges collected         $261,605       $11,720      $101,833      $8,430
Paid to authorized dealers       261,605         9,452       101,833       7,304
================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period ended October 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                            All-American  Intermediate  Limited Term  High Yield
--------------------------------------------------------------------------------
Commission advances             $580,314       $15,404      $227,092     $56,518
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares collected during the first year following a purchase are retained by the Distributor. During the period ended October 31, 1999, the Distributor retained such 12b-1 fees as follows.

                            All-American  Intermediate  Limited Term  High Yield
--------------------------------------------------------------------------------
12b-1 fees retained             $221,818       $12,962      $132,871      $1,218
================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the period ended October 31, 1999, as follows.

                            All-American  Intermediate  Limited Term  High Yield
--------------------------------------------------------------------------------
CDSC retained                $72,347         $1,866         $55,375         $199
================================================================================

7. Composition of Net Assets
At October 31, 1999, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                         All-American   Intermediate    Limited Term    High Yield
----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                          $412,609,449    $60,002,995    $525,764,379    $5,922,439
Balance of undistributed net investment income                                 35,521          8,797         385,733        22,302
Accumulated net realized gain (loss) from investment transactions          (4,557,650)       802,046      (4,811,564)      (23,319)
Net unrealized appreciation of investments                                 (4,069,574)      (581,953)      1,048,633      (144,403)
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                               $404,017,746    $60,231,885    $522,387,181    $5,777,019
==================================================================================================================================

8. Investment Composition
At October 31, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                     All-American   Intermediate   Limited Term   High Yield
--------------------------------------------------------------------------------------------
Basic Materials                                 3%             1%            --%          11%
Capital Goods                                  --              1              2            4
Education and Civic Organizations              13              9             13           12
Energy                                          4             --             --           --
Health Care                                    13             19             20           14
Housing/Multifamily                             3              3              6           11
Housing/Single Family                          --              1              1            9
Long-Term Care                                  7              6              3            4
Tax Obligation/General                          4             14              7            2
Tax Obligation/Limited                          9             12              8            2
Transportation                                 10             15              6            5
U.S.Guaranteed                                 14              6              8           --
Utilities                                      14             11             24           22
Water and Sewer                                 5              2              2            4
Other                                           1             --             --           --
--------------------------------------------------------------------------------------------
                                              100%           100%           100%         100%
============================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (34% for All-American, 33% for Intermediate, 36% for Limited Term and 11% for High Yield). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                                  Investment Operations
                                    -------------------------------------------------



ALL-AMERICAN+                                                          Net
                                                                 Realized/
                                    Beginning            Net    Unrealized
Year Ended                          Net Asset     Investment    Investment
April 30,                               Value         Income   Gain (Loss)      Total
-------------------------------------------------------------------------------------
Class A (10/88)
  2000 (g)                             $11.43           $.28       $ (.94)     $ (.66)
  1999                                  11.32            .57          .12         .69
  1998                                  10.90            .60          .51        1.11
  1997 (d)                              10.67            .55          .29         .84
  1996 (e)                              10.79            .61         (.12)        .49
  1995 (e)                              10.61            .63          .18         .81

Class B (2/97)
  2000 (g)                              11.44            .24         (.95)       (.71)
  1999                                  11.33            .49          .12         .61
  1998                                  10.91            .51          .51        1.02
  1997 (f)                              10.98            .12         (.06)        .06

Class C (6/93)
  2000 (g)                              11.42            .25         (.95)       (.70)
  1999                                  11.31            .51          .12         .63
  1998                                  10.89            .53          .52        1.05
  1997 (d)                              10.66            .50          .29         .79
  1996 (e)                              10.78            .55         (.12)        .43
  1995 (e)                              10.60            .57          .18         .75

Class R (2/97)
  2000 (g)                              11.44            .29         (.95)       (.66)
  1999                                  11.32            .60          .13         .73
  1998                                  10.91            .61          .51        1.12
  1997 (f)                              10.99            .15         (.07)        .08
=====================================================================================

                                           Less Distributions
                                    --------------------------------



                                                                            Ending
                                           Net                                 Net
Year Ended                          Investment    Capital                    Asset            Total
April 30,                               Income      Gains      Total         Value       Return (c)
---------------------------------------------------------------------------------------------------
Class A (10/88)
  2000 (g)                              $ (.28)     $  --      $(.28)       $10.49           (5.82)%
  1999                                    (.57)      (.01)      (.58)        11.43            6.23
  1998                                    (.60)      (.09)      (.69)        11.32           10.32
  1997 (d)                                (.55)      (.06)      (.61)        10.90            8.02
  1996 (e)                                (.61)        --       (.61)        10.67            4.64
  1995 (e)                                (.63)        --       (.63)        10.79            8.01

Class B (2/97)
  2000 (g)                                (.24)        --       (.24)        10.49           (6.27)
  1999                                    (.49)      (.01)      (.50)        11.44            5.46
  1998                                    (.51)      (.09)      (.60)        11.33            9.51
  1997 (f)                                (.13)        --       (.13)        10.91             .54

Class C (6/93)
  2000 (g)                                (.25)        --       (.25)        10.47           (6.17)
  1999                                    (.51)      (.01)      (.52)        11.42            5.69
  1998                                    (.54)      (.09)      (.63)        11.31            9.75
  1997 (d)                                (.50)      (.06)      (.56)        10.89            7.48
  1996 (e)                                (.55)        --       (.55)        10.66            4.07
  1995 (e)                                (.57)        --       (.57)        10.78            7.42

Class R (2/97)
  2000 (g)                                (.29)        --       (.29)        10.49           (5.80)
  1999                                    (.60)      (.01)      (.61)        11.44            6.54
  1998                                    (.62)      (.09)      (.71)        11.32           10.45
  1997 (f)                                (.16)        --       (.16)        10.91             .69
===================================================================================================

                                                       Ratios/Supplemental Data
                                    ---------------------------------------------------------------
                                                      Before Credit/                  After
                                                      Reimbursement              Reimbursement (a)
                                                  -----------------------      --------------------
                                                                    Ratio                     Ratio
                                                                   of Net                    of Net
                                                                  Invest-                   Invest-
                                                                     ment      Ratio of        ment
                                                    Ratio of       Income      Expenses      Income
                                      Ending        Expenses           to            to          to
                                         Net              to      Average       Average     Average
Year Ended                            Assets         Average          Net           Net         Net
April 30,                              (000)      Net Assets       Assets        Assets      Assets
---------------------------------------------------------------------------------------------------
Class A (10/88)
  2000 (g)                          $288,233            .78%*       5.13%*         .78%*      5.13%*
  1999                               312,238            .81         4.97           .80        4.98
  1998                               236,691            .81         5.27           .81        5.27
  1997 (d)                           216,575            .98*        5.43*          .87*       5.54*
  1996 (e)                           207,992           1.02         5.41           .83        5.60
  1995 (e)                           185,495           1.06         5.72           .76        6.02

Class B (2/97)
  2000 (g)                            36,182           1.52*        4.38*         1.52*       4.38*
  1999                                31,804           1.55         4.22          1.54        4.23
  1998                                 8,706           1.56         4.47          1.56        4.47
  1997 (f)                               711           1.55*        4.83*         1.55*       4.83*

Class C (6/93)
  2000 (g)                            76,136           1.33*        4.57*         1.33*       4.57*
  1999                                80,036           1.36         4.42          1.35        4.43
  1998                                62,336           1.36         4.72          1.36        4.72
  1997 (d)                            54,850           1.53*        4.88*         1.42*       4.99*
  1996 (e)                            47,314           1.57         4.85          1.37        5.05
  1995 (e)                            45,242           1.61         5.17          1.31        5.47

Class R (2/97)
  2000 (g)                             3,468            .58*        5.34*          .58*       5.34*
  1999                                 2,737            .62         5.16           .61        5.17
  1998                                 4,510            .61         5.42           .61        5.42
  1997 (f)                               183            .61*        5.95*          .61*       5.95*
===================================================================================================

                                           Ratios/Supplemental Data
                                    --------------------------------------------
                                       After Credit/
                                      Reimbursement (b)
                                    ------------------------
                                                       Ratio
                                                      of Net
                                                     Invest-
                                    Ratio of            ment
                                    Expenses          Income
                                          to              to
                                     Average         Average          Portfolio
Year Ended                               Net             Net           Turnover
April 30,                             Assets          Assets               Rate
-------------------------------------------------------------------------------
Class A (10/88)
  2000 (g)                              .78%*          5.13%*                31%
  1999                                  .80            4.98                  10
  1998                                  .81            5.27                  20
  1997 (d)                              .87*           5.54*                 39
  1996 (e)                              .83            5.60                  79
  1995 (e)                              .76            6.02                  71

Class B (2/97)
  2000 (g)                             1.52*           4.38*                 31
  1999                                 1.54            4.23                  10
  1998                                 1.56            4.47                  20
  1997 (f)                             1.55*           4.83*                 39

Class C (6/93)
  2000 (g)                             1.32*           4.58*                 31
  1999                                 1.35            4.43                  10
  1998                                 1.36            4.72                  20
  1997 (d)                             1.42*           4.99*                 39
  1996 (e)                             1.37            5.05                  79
  1995 (e)                             1.31            5.47                  71

Class R (2/97)
  2000 (g)                              .58*           5.34*                 31
  1999                                  .61            5.17                  10
  1998                                  .61            5.42                  20
  1997 (f)                              .61*           5.95*                 39
================================================================================

*    Annualized.
+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.
(a)  After expense reimbursement from the investment adviser (note 6).
(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 6).
(c) Total returns are calculated on net asset value without any sales charge and are not annualized.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f)  From commencement of class operations as noted through April 30.
(g)  For the six months ended October 31, 1999.

Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                              Investment Operations                    Less Distributions
                                -------------------------------------------------  ---------------------------
INTERMEDIATE+                                                      Net
                                                             Realized/                                           Ending
                                Beginning            Net    Unrealized                 Net                          Net
Year ended                      Net Asset     Investment    Investment          Investment    Capital             Asset        Total
April 30,                           Value         Income   Gain (Loss)    Total     Income      Gains    Total    Value    Return(c)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  2000 (h)                     $11.00            $.25          $(.64)     $(.39)    $(.25)     $  --    $(.25)   $10.36      (3.61)%
  1999                          10.88             .49            .17        .66      (.50)      (.04)    (.54)    11.00       6.14
  1998                          10.47             .52            .41        .93      (.52)        --     (.52)    10.88       8.97
  1997 (d)                      10.27             .47            .20        .67      (.47)        --     (.47)    10.47       6.64
  1996 (e)                      10.29             .51           (.02)       .49      (.51)        --     (.51)    10.27       4.84
  1995 (e)                      10.16             .51            .13        .64      (.51)        --     (.51)    10.29       6.63

 Class C (12/95)
  2000 (h)                      11.02             .22           (.65)      (.43)     (.22)        --     (.22)    10.37      (3.96)
  1999                          10.89             .43            .18        .61      (.44)      (.04)    (.48)    11.02       5.66
  1998                          10.47             .46            .42        .88      (.46)        --     (.46)    10.89       8.47
  1997 (d)                      10.28             .44            .17        .61      (.42)        --     (.42)    10.47       6.00
  1996 (g)                      10.57             .23           (.30)      (.07)     (.22)        --     (.22)    10.28      (1.78)*

Class R (2/97)
  2000 (h)                      10.99             .26           (.65)      (.39)     (.26)        --     (.26)    10.35      (3.53)
  1999                          10.86             .52            .16        .68      (.51)      (.04)    (.55)    10.99       6.42
  1998                          10.45             .54            .41        .95      (.54)        --     (.54)    10.86       9.17
  1997 (f)                      10.60             .13           (.15)      (.02)     (.13)        --     (.13)    10.45       (.15)
====================================================================================================================================

Class (Inception Date)
                                                              Ratios/Supplemental Data
                          -------------------------------------------------------------------------------------------------
                                         Before Credit/                 After                After Credit/
                                         Reimbursement            Reimbursement (a)        Reimbursement (b)
                                   ------------------------   -----------------------   -----------------------
                                                      Ratio                     Ratio                     Ratio
INTERMEDIATE+                                        of Net                    of Net                    of Net
                                                 Investment    Ratio of    Investment    Ratio of    Investment
                                     Ratio of        Income    Expenses        Income    Expenses        Income
                         Ending      Expenses            to          to            to          to            to
                            Net            to       Average     Average       Average     Average       Average    Portfolio
Year Ended               Assets       Average           Net         Net           Net         Net           Net     Turnover
April 30,                 (000)    Net Assets        Assets      Assets        Assets      Assets        Assets         Rate
----------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  2000 (h)               $49,772        .95%*         4.44%*       .78%*        4.61%*       .78%*         4.61%*         6%
  1999                    51,773        .98           4.32         .84          4.46         .84           4.46          23
  1998                    42,339       1.03           4.52         .79          4.76         .79           4.76          20
  1997 (d)                40,906       1.18*          4.46*        .68*         4.96*        .68*          4.96*         26
  1996 (e)                46,742       1.17           4.31         .62          4.86         .62           4.86          81
  1995 (e)                42,069       1.24           4.45         .54          5.15         .54           5.15         102

Class C (12/95)
  2000 (h)                 9,735       1.50*          3.90*       1.33*         4.07*       1.33*          4.07*          6
  1999                     9,855       1.51           3.76        1.36          3.91        1.36           3.91          23
  1998                     3,533       1.58           3.96        1.34          4.20        1.34           4.20          20
  1997 (d)                 2,540       1.71*          3.90*       1.23*         4.38*       1.23*          4.38*         26
  1996 (g)                 1,187       1.73*          3.68*       1.13*         4.28*       1.13*          4.28*         81

Class R (2/97)
  2000 (h)                   725        .75*          4.64*        .58*         4.81*        .58*          4.81*          6
  1999                       707        .78           4.52         .64          4.66         .64           4.66          23
  1998                       602        .83           4.71         .59          4.95         .59           4.95          20
  1997 (f)                   469        .82*          4.98*        .40*         5.40*        .40*          5.40*         26

===========================================================================================================================

*    Annualized.

+ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-Intermediate.

(a)  After expense reimbursement from the investment adviser (note 6).

(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 6).

(c) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(d)  For the 11 months ended April 30.

(e)  For the year ended May 31.

(f)  From commencement of class operations as noted through April 30.

(g)  From commencement of class operations as noted through May 31.

(h)  For the six months ended October 31, 1999.

         Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                   Investment Operations           Less Distributions
                                ---------------------------   ---------------------------


LIMITED TERM+                                  Net
                                            Realized/
                                          Unrealized
                    Beginning       Net      Invest-              Net                          Ending
                          Net   Invest-         ment          Invest-                             Net
Year Ended              Asset      ment         Gain             ment    Capital                Asset          Total
April 30,               Value    Income       (Loss)   Total   Income      Gains     Total      Value     Return (c)
--------------------------------------------------------------------------------------------------------------------
Class A (10/87)
  2000 (h)             $10.89      $.24       $(.39)  $(.43)  $(.24)       $ --     $(.24)     $10.50         (1.40)%
  1999                  10.80       .49         .10     .59    (.50)         --      (.50)      10.89          5.57
  1998                  10.61       .51         .19     .70    (.51)         --      (.51)      10.80          6.67
  1997 (d)              10.57       .46         .04     .50    (.46)         --      (.46)      10.61          4.78
  1996 (e)              10.65       .51        (.09)    .42    (.50)         --      (.50)      10.57          4.03
  1995 (e)              10.60       .51         .04     .55    (.50)         --      (.50)      10.65          5.41
Class C (12/95)
  2000 (h)              10.87       .22        (.38)   (.16)   (.22)         --      (.22)      10.49         (1.48)
  1999                  10.79       .45         .10     .55    (.47)         --      (.47)      10.87          5.13
  1998                  10.60       .47         .19     .66    (.47)         --      (.47)      10.79          6.33
  1997 (d)              10.56       .44         .03     .47    (.43)         --      (.43)      10.60          4.49
  1996 (g)              10.76       .22        (.19)    .03    (.23)         --      (.23)      10.56           .46*
Class R (2/97)
  2000 (h)              10.87       .25        (.39)   (.14)   (.25)         --      (.25)      10.48         (1.29)
  1999                  10.78       .51         .11     .62    (.53)         --      (.53)      10.87          5.81
  1998                  10.59       .53         .19     .72    (.53)         --      (.53)      10.78          6.87
  1997 (f)              10.73       .12        (.13)   (.01)   (.13)         --      (.13)      10.59          (.09)
--------------------------------------------------------------------------------------------------------------------


Class (Inception Date)
                                                              Ratios/Supplemental Data
                        ----------------------------------------------------------------------------------------------------
                                         Before Credit/                 After                After Credit/
                                         Reimbursement            Reimbursement (a)        Reimbursement (b)
                                   ------------------------   -----------------------   -----------------------
                                                      Ratio                     Ratio                     Ratio
LIMITED TERM+                                        of Net                    of Net                    of Net
                                                 Investment    Ratio of    Investment    Ratio of    Investment
                                     Ratio of        Income    Expenses        Income    Expenses        Income
                         Ending      Expenses            to          to            to          to            to
                            Net            to       Average     Average       Average     Average       Average    Portfolio
Year Ended               Assets       Average           Net         Net           Net         Net           Net     Turnover
April 30,                 (000)    Net Assets        Assets      Assets        Assets      Assets        Assets         Rate
----------------------------------------------------------------------------------------------------------------------------

Class A (10/87)
  2000 (h)             $428,224           .74%*        4.52%*       .74%*        4.52%*       .74%*       4.52%*         14%
  1999                  456,171           .77          4.45         .77          4.45         .77         4.45           16
  1998                  438,134           .77          4.70         .77          4.70         .77         4.70           30
  1997 (d)              425,401           .82*         4.74*        .80*         4.76*        .80*        4.76*          29
  1996 (e)              489,157           .84          4.72         .79          4.77         .79         4.77           39
  1995 (e)              569,196           .82          4.80         .74          4.88         .74         4.88           20
Class C (12/95)
  2000 (h)               93,429          1.09*         4.17*       1.09*         4.17*       1.09*        4.17*          14
  1999                   88,044          1.12          4.09        1.12          4.09        1.12         4.09           16
  1998                   33,952          1.12          4.35        1.12          4.35        1.12         4.35           30
  1997 (d)               23,551          1.12*         4.43*       1.11*         4.44*       1.11*        4.44*          29
  1996 (g)               15,415          1.43*         3.93*       1.19*         4.17*       1.19*        4.17*          39
Class R (2/97)
  2000 (h)                  734           .54*         4.74*        .54*         4.74*        .54*        4.74*          14
  1999                    1,173           .57          4.64         .57          4.64         .57         4.64           16
  1998                      701           .59          4.86         .59          4.86         .59         4.86           30
  1997 (f)                   40           .55*         5.07*        .55*         5.07*        .55*        5.07*          29
----------------------------------------------------------------------------------------------------------------------------

 *   Annualized.
 + Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a)  After expense reimbursement from the investment adviser (note 6).
(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 6).
(c) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(d)  For the 11 months ended April 30.
(e)  For the year ended May 31.
(f)  From commencement of class operations as noted through April 30.
(g)  From commencement of class operations as noted through May 31.
(h)  For the six months ended October 31, 1999.

               Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                           Investment Operations           Less Distributions
                                           ---------------------           ------------------

HIGH YIELD                                          Net
                                              Realized/
                                             Unrealized
                     Beginning        Net       Invest-                 Net                         Ending
                           Net    Invest-          ment             Invest-                            Net
Year Ended               Asset       ment          Gain                ment    Capital               Asset        Total
April 30,                Value     Income        (Loss)    Total     Income      Gains    Total      Value    Return(c)
-----------------------------------------------------------------------------------------------------------------------
Class A (6/99)
  2000 (d)              $20.00       $.42        $(1.33)   $(.91)     $(.28)       $--    $(.28)    $18.81      (4.55)%
Class B (6/99)
  2000 (d)               20.00        .36         (1.35)    (.99)      (.24)        --     (.24)     18.77      (4.93)
Class C (6/99)
  2000 (d)               20.00        .39         (1.35)    (.96)      (.26)        --     (.26)     18.78      (4.83)
Class R (6/99)
  2000 (d)               20.00        .43         (1.34)    (.91)      (.29)        --     (.29)     18.80      (4.55)
==============================================================================================================================

Class (Inception Date)
                                                           Ratios/Supplemental Data
                               -----------------------------------------------------------------------------------------
                                      Before Credit/               After               After Credit/
                                      Reimbursement          Reimbursement (a)       Reimbursement (b)
                               ----------------------        -------------------     -------------------

                                                  Ratio                    Ratio                    Ratio
                                                 of Net                   of Net                   of Net
HIGH YIELD                                      Invest-                  Invest-                  Invest-
                                   Ratio of        ment     Ratio of        ment     Ratio of        ment
                                   Expenses      Income     Expenses      Income     Expenses      Income
                        Ending           to          to           to          to           to          to
                           Net      Average     Average      Average     Average      Average     Average     Portfolio
Year Ended              Assets          Net         Net          Net         Net          Net         Net      Turnover
April 30,                (000)       Assets      Assets       Assets      Assets       Assets      Assets          Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (6/99)
  2000 (d)              $  971        3.38%*      2.79%*       1.18%*       4.99%*       .65%*      5.52%*          15%
Class B (6/99)
  2000 (d)               1,296        4.07*       2.12*        1.93*        4.26*       1.40*       4.79*           15
Class C (6/99)
  2000 (d)                 574        3.92*       2.32*        1.74*        4.50*       1.21*       5.03*           15
Class R (6/99)
  2000 (d)               2,936        3.26*       2.78*        1.07*        4.97*        .54*       5.50*           15
=======================================================================================================================

* Annualized.

(a) After expense reimbursement from the investment adviser (note 6).

(b) After custodian fee credit and expense reimbursement from the investment adviser (notes 1 and 6).

(c) Total returns are calculated on net asset value without any sales charge and are not annualized.

(d) For the period June 7, 1999 (commencement of operations) through October 31, 1999.

Building a Better Portfolio

Can Make You a Successful Investor




Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed to
help you reach your
financial goals.


Growth

Nuveen Rittenhouse
Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

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and Stock Fund

Dividend and
Growth Fund


Income

Income Fund


Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona

California

Colorado

Connecticut

Florida

Georgia

Kansas

Kentucky

Louisiana

Maryland

Massachusetts

Michigan

Missouri

New Jersey

New Mexico

New York

North Carolina

Ohio

Pennsylvania

Tennessee

Virginia

Wisconsin



Successful investors know that a well-diversified portfolio - one that balances
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wide variety of state-specific portfolios.

Fund Information

Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

SERVING
Investors for Generations

[PHOTO OF JOHN NUVEEN, SR.]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent,
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   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com
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